As filed with the Securities and Exchange Commission on January 7, 2000

                                                              File No. 333-93959

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. 1 [X]
                        Post-Effective Amendment No.   [ ]
                                Amendment No. 1
                             The Victory Portfolios

           (Exact name of Registrant as Specified in Trust Instrument)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                                 (800) 362-5365
                        (Area Code and Telephone Number)

                                    Copy to:

George Stevens, Esq.                         Carl Frischling, Esq.
BISYS Fund Services Limited Partnership      Kramer Levin Naftalis & Frankel LLP
3435 Stelzer Road                            919 Third Avenue
Columbus, Ohio 43219                         New York, New York 10022
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

No filing fee is due because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.


         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                             THE VICTORY PORTFOLIOS
                            Government Mortgage Fund
                            Ohio Regional Stock Fund

                                  800-589-3863

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

           The Victory Portfolios (the "Trust"), on behalf of each of the investment portfolios named above (the "Funds"), will host a Special Meeting of Shareholders on March 20, 2000, at 8:30 a.m., Eastern Time. The Special Meeting will be held at the Trust's offices, 3435 Stelzer Road, Columbus Ohio. At the meeting, we will ask shareholders of each Fund to vote on:

1. A proposal to reorganize each Fund into an existing portfolio of the Trust;

2.     The election of ten Trustees;

3.     A proposal to approve an Amended and Restated Trust Instrument;

4. Any other business properly brought before the meeting.

February __, 2000

                                            By Order of the Boards of Trustees
                                            Robert D. Hingston, Secretary
                                            3435 Stelzer Road
                                            Columbus, Ohio 43219

                               Please read the full text of this proxy statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have questions regarding the proposals please call your Investment Consultant or The Victory Portfolios at 1-800-539-3863. We appreciate the confidence you have placed in The Victory Portfolios and look forward to helping you achieve your financial goals through investment in The Victory Portfolios.


What proposals am I being asked to vote on?

                  You are being asked to vote on the following proposals:

                  1. To reorganize each Fund into an existing Fund of The Victory Portfolios.

                  2. The election of ten Trustees.

                  3.  To approve an Amended and Restated Trust Instrument

             VICTORY FUNDS REORGANIZING INTO EXISTING VICTORY FUNDS

                    - As of Close of Business on ______, 2000

Current Victory Fund                     Existing Victory Fund
Government Mortgage Fund      [ ]        Fund for Income -Class A Shares
Ohio Regional Stock Fund      [ ]        Established Value Fund -Class A Shares

Has my Fund's Board of Trustees approved the Reorganization?

                    Yes. The Board of Trustees of The Victory Portfolios unanimously approved the reorganization on December 1, 1999, and recommends that you vote to approve the reorganization. The Board of Trustees of The Victory Portfolios also approved the Plan of Reorganization at this same meeting.

Why is the Reorganization being recommended for these Funds?

                    The Board of the Victory Portfolios recognized that Government Mortgage Fund has substantially similar investment objectives and policies as Fund for Income. The reorganization will help reduce investor confusion and will reduce or eliminate the duplicate marketing and other costs which result when operating two similarly managed funds.

                    The Board also recognized that Ohio Regional Stock Fund has not attracted new shareholders, or assets, despite management's best efforts. Assets in the Fund have declined since 1997.

                    In addition, after the reorganization, shareholders of both Funds will own shares of Funds that are currently operating at lower expense ratios.

Who will advise my Fund once the merger is completed?

                    The current portfolio managers of Fund for Income and Established Value Fund will continue to manage each of the funds after the reorganization, as noted below.

             VICTORY FUNDS REORGANIZING INTO EXISTING VICTORY FUNDS

  Current Victory Fund           Existing Victory Fund Portfolio             Portfolio Manager
Government Mortgage Fund                Fund for Income                         Thomas Seay
Ohio Regional Stock Fund             Established Value Fund           William Leugers; Daniel Shick,
                                                                                Gary Miller

Will the fees and expenses of my funds increase?

                    No. Current shareholders will exchange their shares for the Class A Shares of Fund for Income and Established Value Fund with expenses that are less than current fund expenses.

Will I, or my Funds have to pay taxes as a result of the Reorganization?

                    No. Neither you nor the Victory Funds will have any tax consequences as a result of the share exchange. Your current cost basis will remain the same.


Will any sales load, sales commission or other fee be imposed on my shares in connection with the Reorganization?

                    No.

What happens if I do not wish to participate in the reorganization of the Victory Fund in which I own shares, or what if I do not wish to own shares of the Victory Fund acquiring my Fund?


                    If you do not wish to participate in the reorganization, you must redeem your shares as shown below, before the reorganization date. Please note that redeeming your shares may result in your incurring a tax liability. Redeeming Class B shares of the Ohio Regional Stock Fund may also result in your incurring a deferred sales charge.

             VICTORY FUND                     REDEEM BY:

             Government Mortgage Fund         Before 4:00 p.m., ______________
             Ohio Regional Stock Fund         Before 4:00 p.m., ______________

When will the Shareholder Meeting be held?

                    A Shareholder Meeting will be held on March 20, 2000. The approval of a majority of the shares of Government Mortgage Fund and of Ohio Regional Stock Fund present and voting are required to approve the reorganization for each Fund. In addition, shareholders are being asked to approve a Trust level issue, which requires the approval of a majority of the shares of the Trust present and voting, and to elect Trustees of the Trust, which requires a plurality of the votes cast in the election.


Why am I being asked to approve an Amended and Restated Trust Instrument?

                    To modernize the Trust's organizational documents and create greater flexibility in managing the affairs of the Trust. Creating greater flexibility may reduce Fund or Trust expenses. The Amended and Restated Trust Instrument will:

     o Allow the Funds' Board of Trustees to reorganize a Fund into another Fund or investment company, without holding a special shareholder meeting (which can be costly), if it is in the shareholders' best interests.

     o Increase the maximum solicitation period from 60 days to 90 days when seeking shareholder approval.

     o Allow the Board of Trustees to restructure one or more of the Funds into a master/feeder structure if it is in the Fund's best interest to invest its assets in another investment company.

     o Permit the Board of Trustees to change shareholder voting powers to a dollar-based voting system to ensure that shareholders' voting rights remain proportionate to their investment in the Funds.

     o Allow the Board of Trustees to amend the Trust Instrument in the future without shareholder approval unless required by law.

     o Clarify that a Trustee is not an interested person solely because of his or her affiliation with an investment company which is affiliated with the Trust.

     o Permit the Board of Trustees to require shareholders to redeem their shares when accounts become too small or where certain account information has not been made available by the shareholders.

Why am I being asked to elect Trustees?

                    Certain regulations require that a majority of trustees be elected by shareholders. New trustees cannot be appointed to fill vacancies created by resignations or an expansion of the Board unless after the appointments, two-thirds of the trustees have been elected by shareholders. All members of the current Board of Trustees, including three Trustees who are Advisory Trustees of the Victory Portfolios, will stand for election at this Special Meeting of shareholders.

I have received other proxies from Victory. Is this a duplicate? Do I have to vote again?

                    This is NOT a duplicate proxy. You must vote separately for each account you have with the Victory Funds.

How do I vote my shares?

                    You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. You may also vote your shares by phone at 800-786-8764, by fax at 800-733-1885, or via the internet at www.proxyvote.com. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call your Investment Consultant or the Victory Portfolios at 1-800-539-3863.

                             YOUR VOTE IS IMPORTANT!
      YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE (Toll-Free), BY FAX
             OR BY THE INTERNET. JUST FOLLOW THE SIMPLE INSTRUCTIONS
                    THAT APPEAR ON YOUR ENCLOSED PROXY CARD.


                             THE VICTORY PORTFOLIOS
                            Government Mortgage Fund
                            Ohio Regional Stock Fund

                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 20, 2000
              ----------------------------------------------------

                             THE VICTORY PORTFOLIOS
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                             Dated February 1, 2000

                                  INTRODUCTION
                                  ------------

           This Combined Proxy Statement and Prospectus is being provided for a Special Meeting of shareholders of the Government Mortgage Fund and Ohio Regional Stock Fund to be held on March 20, 2000. We have divided this Combined Proxy Statement and Prospectus into six parts:


                     Part 1 -- An Overview
                     Part 2 -- Your Fund's Proposals
                     Part 3 -- More on Proxy Voting and Shareholder Meetings
                     Part 4 -- Fund Information
                     Part 5 -- Prospectus for
                                     Fund for Income
                                     Established Value Fund
                     Part 6 -- Forms of Agreement and Plan of Reorganization and
                               Termination   and  Amended  and  Restated   Trust
                               Instrument


           Please read the entire proxy statement before voting. If you have any questions, please call us at 800-539-FUND (800-539-3863).

           This Combined Proxy Statement and Prospectus was first mailed to shareholders on or about February __, 2000.

        This Combined Proxy Statement and Prospectus contains information about The Victory Portfolios that you should know. Please
       keep it for future reference. A Statement of Additional Information dated January __, 2000 is incorporated by reference.

       Neither the Securities and Exchange Commission (the "SEC") nor any
             state securities commission has approved or disapproved
       these securities, or determined that this Combined Proxy Statement and Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

           o         Shares of the Victory Funds are not insured by the FDIC.
           o Shares of the Victory Funds are not deposits of or guaranteed by KeyBank or any of its affiliates, or any other bank.
           o You can lose money by investing in the Victory Funds, because they are subject to investment risks.

           The Victory Portfolios is required by federal law to file reports, proxy statements and other information with the SEC. The SEC maintains a Web site that contains information about the Trust, (www.sec.gov). Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048 and at the Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such filed materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                                Table of Contents

Part 1 - An Overview..........................................................1

Part 2 - Your Fund's Proposals................................................1

           Proposal 1 - To Approve the Reorganization of each Fund............1

                Introduction..................................................1
                How the Reorganization Works..................................1
                Differences in Fees Between the Funds.........................3
                Information About Each Reorganization.........................7
                Why We Want to Reorganize the Funds...........................8
                Considerations by the Boards of Trustees......................9
                     Comparison of Investment Objectives.....................10
                     Comparison of Investment Policies and Strategies........11
                     Comparison of Principal Investment Risks................18
                     Comparison of Potential Risks and Rewards...............21
                     Comparison of Operations................................25
                          Investment Advisory Agreements.....................25
                          Distribution and Service Plans.....................26
                          Administrator and Distributor......................27
                          Sub-Administrator..................................28
                          Dividends and Other Distributions..................28
                          Purchase Procedures................................29
                          Exchange Rights....................................30
                          Redemption Procedures..............................31
                          Trustees...........................................31
                     Comparison of Shareholder Rights........................31
                     Capitalization of the Funds.............................35
           Required Vote.....................................................35
           Board Recommendation..............................................36

           Proposal 2 - To Elect Ten Trustees of the Trust...................36

           Proposal 3 - To Approve An Amended and Restated Trust  Instrument for
                        the Trust

           Other Information.................................................41

Part 3 - More on Proxy Voting and Shareholder Meetings.......................45.

Part 4 - Fund Information....................................................48.

Part 5 - Prospectuses for Class A Shares of the Acquiring Funds..............48.


Part 6 - Form of Agreement and Plan of Reorganization and Termination and Form of Amended and Restated Trust Instrument.

PART 1 - AN OVERVIEW

           The Board of Trustees of The Victory Portfolios (the "Trust") has sent you, as a shareholder of Government Mortgage Fund and/or Ohio Regional Stock Fund (the "Funds"), this Combined Proxy Statement and Prospectus to ask for your vote on proposals affecting your Fund.

           The shareholders of each Fund will vote separately on the following item:

           o Approval of an Agreement and Plan of Reorganization and Termination

           The shareholders of each Fund will vote together with all of the shareholders of all of the other Funds in the Trust on the following items:

           o     Election of Ten Trustees

           o     Approval of an Amended and Restated Trust Instrument


PART 2 - YOUR FUND'S PROPOSALS

                                   PROPOSAL 1.

                   TO APPROVE THE REORGANIZATION OF THE FUNDS

Introduction

           The Board of Trustees of the Trust has approved a proposal to reorganize each of your Funds into a specific existing portfolio of the Trust.

               The primary purpose of this proposal is to improve operating efficiencies by combining each Fund with a larger existing portfolio.

           Neither you nor your Fund will have any federal income tax liability solely as a result of the reorganization.

           To adopt the Agreement and Plan of Reorganization and Termination (the "Plan of Reorganization") that applies to your Fund, we need shareholder approval. The transactions described in the Plan are referred to as the "reorganization."

           The next few pages of this Combined Proxy Statement and Prospectus discuss some of the details of each proposed reorganization and how it will affect your Fund.

How the Reorganization Works

           The Trust, on behalf of each Fund, has entered into the Plan of Reorganization. If shareholders approve this proposal, each Fund will reorganize into a corresponding existing portfolio of the Trust (the "Acquiring Funds"). Key Asset Management Inc. ("KAM") currently is the investment adviser of your Fund and the Acquiring Funds. If the reorganization is approved, the reorganization will work as follows:

           -> Each Fund will transfer all its assets and liabilities to a corresponding Acquiring Fund, in exchange for shares of the Acquiring Fund.

           -> Each Fund will distribute the Acquiring Fund's shares it receives to you. You will receive the same dollar value of Acquiring Fund shares as you owned of your Fund's shares.

           -> You will not have to pay any federal income tax solely as a result of the reorganization.

           ->        You  will  become  a  shareholder   of  the   corresponding
                     Acquiring Fund. Your Fund would then cease operations.

           -> You will not incur any sales charge as a result of the reorganization.

           -> You will not pay any sales charges in connection with the shares you receive.

           Here is how the reorganization will apply to your Fund:

       Your Fund              would reorganize into        Acquiring Fund

 Government Mortgage Fund                                  Fund for Income
         Class A*                  ->                          Class A
 Ohio Regional Stock Fund                               Established Value Fund
         Class A                   ->                          Class A
         Class B+

*   Government Mortgage Fund has only Class A shares.
+ Class B shareholders of the Ohio Regional Stock Fund will receive Class A shares of the Established Value Fund of the same value as their Class B shares of the Ohio Regional Stock Fund on the date of the merger.


A few words about this Combined Proxy Statement and Prospectus

           This Combined Proxy Statement and Prospectus is a proxy statement for the Special Meeting of shareholders for your Fund and a prospectus relating to the Class A shares of the Acquiring Fund that you will receive in the reorganization.

How the Fees of the Funds Compare to the Fees of the Acquiring Funds

           The tables below demonstrate the differences between the shareholder transaction expenses of your Funds and the Acquiring Funds:

Shareholder Transaction Expenses                          Government Mortgage        Fund for Income
--------------------------------                          -------------------        ---------------
Maximum Sales Charge Imposed on Purchases                        5.75%                    2.00%
  (as a percentage of offering price)
Sales Charge Imposed on Reinvested  Dividends                    None                     None
Maximum Deferred Sales Charge                                    None*                    None*
Redemption  Fees                                                 None                     None

* Except for non-IRA tax deferred retirements accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell those Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell your Class A Shares within two years, you will be charged a CDSC of 0.50%


Shareholder Transaction Expenses                      Ohio Regional Stock --     Ohio Regional Stock --       Established Value
                                                              Class A                    Class B                  -- Class A
                                                              -------                    -------                  ----------

Maximum Sales Charge Imposed on                               5.75%                       None                      5.75%
Purchases (as a   percentage of offering  price)
Sales Charge  Imposed on  Reinvested                          None                        None                       None
Dividends
Maximum Deferred Sales Charge                                 None*                       5.00%**                    None*
Redemption Fees                                               None                        None                       None

* Except for non-IRA tax deferred retirements accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell those Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell your Class A Shares within two years, you will be charged a CDSC of 0.50%

** 5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.


           Your Funds, like all mutual funds, incur certain expenses in their operations. Your Funds pay these expenses from their assets and, as a shareholder of the Funds, you pay these expenses indirectly. The Acquiring Funds also incur expenses in their operations. The expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison services, distribution services and other activities. The following table compares the expenses paid by your Funds, as a percentage of average daily net assets, with the expenses that you will incur indirectly as a shareholder of the Acquiring Funds, after the reorganization. The net expenses of the Victory Funds shown below are equivalent to the net expenses of the corresponding Funds for the year ended October 31, 1999. Over time, a Fund's annual expenses may be more or less than the amounts shown below.

Annual Fund Operating               Government Mortgage        Fund for Income
Expenses                            Fund                       -- Class A
---------------------               -------------------        ----------------
Management Fees                          0.50%                     0.50%
Distribution (Rule 12b-1) Fees           0.00%                     0.00%
Other Expenses(1)                        0.58%                     0.72%
Total Fund Operating Expenses            1.08%                     1.22%
Fee Waiver                               None                      (0.22%)
Net Expenses                             1.08%                     1.00%(2)

(1) For each fund, this item includes a 0.25% shareholder servicing fee.
(2) KAM has contractually agreed to waive its fee and/or reimbursed expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares of the Fund for Income at a maximum of 1.00% until at least February 28, 2001.


   Annual Fund Operating             Ohio Regional Stock Fund    Ohio Regional Stock Fund -       Established Value
   Expenses                                 - Class A                     Class B                      Fund(1)
   --------                                 ---------                     -------                      -------

  Management Fees                             0.75%                        0.75%                          0.51%
   Distribution (Rule 12b-1) Fees             0.00%                        0.25%                          0.00%
   Other Expenses(2)                          0.73%                        2.26%                          0.50%
   Total Fund Operating Expenses              1.48%                        3.76%                          1.01%
   Fee Waiver                                  None                         None                         (0.13)
   Net Operating Expenses                     1.48%                        3.76%                         0.88%(3)

   (1) The expenses shown are based on historical expenses of the Class G shares of Established Value Fund for the fiscal year ended October 31, 1999. Class A shares were established on January __, 2000 and will incur no expenses until the reorganization.
   (2)   For each fund, this item includes a 0.25% shareholder  servicing fee.
   (3) KAM has contractually agreed to waive its management fee or reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A shares at a maximum of 0.88% until at least February 28, 2001.


Example

           This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in the Acquiring Funds and other mutual funds.

           The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.* Although your actual costs or returns may be higher or lower, based on these assumptions, your costs would be:


                                        1 Year   3 Years     5 Years    10 Years
                                        ------   -------     -------    --------
Government Mortgage Fund                 679        899        1136       1816
Fund for Income - Class A                300        559        839        1642
Ohio Regional Stock Fund - Class A       717        1016       1336       2242
Ohio Regional Stock Fund - Class B       878        1149       1393       3205
Established Value Fund                   660        866        1090       1735


* This Example assumes that Total Annual Fund Operating Expenses for each Fund's Class A shares will not exceed the net expense amounts indicated in the notes to the Annual Fund Operating Expense tables shown above until the termination dates of the contractual waivers (or waivers required by law), and thereafter will equal the amount indicated as the Fund's Total Fund Operating Expenses, before fee waivers.


Information About Each Reorganization

           This section describes some information you should know about the reorganization of your Fund.

           Description of transaction. The Plan of Reorganization provides that your Fund will transfer its assets to the corresponding Acquiring Fund, as described in the chart on page ____ above, in exchange for shares of the Acquiring Fund. The Acquiring Fund also will assume all of your Fund's liabilities. After this transaction, your Fund will give you shares of the corresponding Acquiring Fund. The total value of the shares you receive will be equal to the net asset value of the Fund shares you owned at the end of business on the day the transaction occurs.

           Please see a copy of the form of the Plan of Reorganization for a more detailed description of the reorganization. You can find a copy of the form of the Plan of Reorganization in Part 6 of this Combined Proxy Statement and Prospectus.

           The reorganization will be "tax-free." We expect each reorganization to be "tax-free." That is, each Fund will obtain an opinion of counsel saying, in effect, that neither you nor the Fund will have to pay any federal income taxes solely as a result of the reorganization. Some Funds, however, may pay a dividend or distribute a taxable gain prior to the reorganization. You may be liable for taxes on those distributions.

           Conditions of the reorganization. Before the reorganization can occur, the Trust must satisfy certain conditions. For example:

--> The Trust, on behalf of your Funds, must receive an opinion of counsel stating, in effect, that neither you nor the Fund will pay any federal income taxes solely as a result of the reorganization;
--> The Trust must receive an opinion of counsel certifying to certain matters concerning the legal existence of each Fund;
-->      Shareholders  of the Funds must  approve each  reorganization;  and
-->      The Trust must receive an exemptive order from the SEC, if required.

Why We Want to Reorganize the Funds

           KAM believes that the reorganization will benefit the shareholders of all of the Funds. Among other things, KAM believes that:

o The Government Mortgage Fund is so similar to the Fund for Income that by merging the two funds, the Fund for Income could become a more economically efficient investment vehicle than each Fund individually. The merger would also eliminate confusion caused by maintaining similar fixed income managed portfolios.

o Despite the distributor's best efforts, the Ohio Regional Stock Fund has not grown to a sufficient size to be an economically efficient fund, and shareholders would be better served economically by merging the Ohio Regional Stock Fund into the Established Value Fund.

o The merger will also allow the Funds to operate a similar investment portfolio at lower expense levels.

o By combining the Funds, Fund for Income and the Established Value Fund will have larger asset bases, which may attract additional investors.

Considerations by the Board of Trustees

           The Board of Trustees of the Trust unanimously approved the proposed Plan of Reorganization on December 1, 1999. The Trustees concluded that the reorganization of each of your Funds

           o          was in the best interests of the Funds' shareholders, and
           o would not result in any dilution of the value of your investment.

           In approving the Plan of Reorganization, the Trustees (including a majority of the Trustees who are not "interested persons") considered that, among other things:

o The relatively small size of the Ohio Regional Stock Fund and its lack of growth.
o The similarity between the Government Mortgage Fund and the Fund for Income.
o           The relative performance of your Funds and the Acquiring Funds.
o You will not pay a sales charge to become a shareholder of the Acquiring Funds.
o Shareholders will not have to pay any federal income tax solely as a result of the reorganization.

           The Government Mortgage Fund is very similar to the Fund for Income. By merging into the Fund for Income, the Government Mortgage Fund would benefit from having a larger asset base and the economies of scale that accompany a larger fund, while having the same investment goals. The Ohio Regional Stock Fund has not accumulated sufficient assets, despite the best efforts of KAM and the distributors, to permit it to be operated economically. By merging into the Established Value Fund, the Ohio Regional Stock Fund would benefit from having a similar investment objective, but expenses could be reduced through economies of scale.

How Your Funds Compare to the Acquiring Funds

           For complete information about your Funds, please refer to your Fund's prospectus. You also can call us at 800-539-3863 for a free copy of your Fund's prospectus. The information contained in your Fund's prospectus is incorporated by reference into this Combined Proxy Statement and Prospectus.

           For complete information about the Acquiring Funds, please refer to the prospectus included with this Combined Proxy Statement and Prospectus.

           Comparison of Investment Objectives.

           The following tables compare the investment objectives of your Funds and their corresponding Acquiring Funds.

Government Mortgage Fund                             Fund for Income
------------------------                             ---------------
Seeks to provide a high level of              Seeks to provide a high level of
current income consistent with                current income consistent with
safety of principal                           preservation of shareholders'
                                              capital

Ohio Regional Stock Fund                     Established Value Fund
------------------------                     ----------------------
Seeks to provide capital appreciation        Seeks to provide long-term capital
                                             growth by investing primarily in
                                             common stocks

           Comparison of Investment Policies and Strategies.

           The following tables compare the principal investment policies and strategies of your Funds and their corresponding Acquiring Funds:

Government Mortgage Fund                                      Fund for Income
------------------------                                      ---------------

The Government Mortgage Fund invests              The Fund for Income invests
exclusively in obligations issued or guaranteed   primarily in securities
by the U.S. Government or its agencies or         issued by the U.S. Government
instrumentalities.                                and its agencies and
                                                  instrumentalities. The Fund
Under normal market conditions, at least          for Income currently invests
80% of the total assets of the Government         only in securities that are
Mortgage Fund will be invested in U.S.            guaranteed by the full faith
Government mortgage-backed securities.            and credit of the U.S.
                                                  Government and repurchase
Important characteristics of the Government       agreements collateralized by
Mortgage Fund's investments:                      such securities.

o  Quality: Securities purchased by the           Under normal market
   Government Mortgage Fund are                   conditions, the Fund
   considered to be of the highest quality.       for Income primarily invests
                                                  in:

o  Maturity: The dollar-weighted effective        o Mortgage-backed obligations
   average maturity of the                          and collateralized mortgage
   Government Mortgage Fund generally               obligations (CMOs) issued by
   will not exceed 12 years.                        the Government National
   Under certain market                             Mortgage Association (GNMA).
   conditions, the portfolio                        The Fund for Income will
   manager may go outside these boundaries.         invest at least 65% of its
                                                    total assets in GNMA
                                                    securities.
                                                  o Obligations issued or
                                                    guaranteed by the U.S.
                                                    Government or by its
                                                    agencies or
                                                    instrumentalities with
                                                    maturities years. Generally
                                                    in the range of 2 to 30
                                                    years.
o The Government Mortgage Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

Ohio Regional Stock Fund                            Established Value Fund
------------------------                            ----------------------

The Ohio Regional Stock Fund pursues its          The Established Value Fund
objective by investing at least 80% of its        pursues its investment
total assets in equity securities issued          objective by investing
by companies  headquartered in the State          primarily in equity securities
of Ohio.                                          of companies with market
                                                  capitalization of $1 billion
In making investment decisions,  KAM              or more. The companies are
analyzes cash flow, book value,                   usually selected from those in
dividend growth potential, quality of             the Standard & Poor's
management, earnings, and capitalization.         Composite Stock Price Index
The Ohio Regional Stock Fund looks at             (S&P 500).
any information that reflects the
potential for future earnings growth.             In making investment
The Ohio Regional Stock invests                   decisions, KAM looks for
in nationally recognized companies and            companies whose stock is
that may have smaller  capitalization,  but       trading at prices below what
also the  potential for  growth.                  KAM believes represent their
                                                  true value. When selecting
Under normal market conditions,  the Ohio         investments for the
Regional Stock Fund will invest at least 80%      Established Value Fund's
of its total assets in common stocks and          portfolio, KAM looks for the
securities convertible into common stocks.        following characteristics,
                                                  among others: consistent
                                                  earnings growth;
                                                  risk-adjusted growth combined
                                                  earnings; with dividend
                                                  yield; rising earnings; price-
                                                  to-book ratios and price-to-
                                                  earnings ratios that
                                                  are generally lower than
                                                  those prevalent in the
                                                  market; and the rate at which
                                                  a stock's price is rising.
                                                  KAM uses a computer model to
                                                  select securities that appear
                                                  favorably priced.

                                                  Under normal market
                                                  conditions, the Fund:

                                                  o Will invest at least 80% of
                                                    its total  assets in equity
                                                    securities   of   companies
                                                    with market  capitalization
                                                    of $1 billion or more.

           Comparison of Investment Restrictions. Shareholders of the Fund for Income and the Established Value Fund are being asked to approve certain changes to fundamental investment restrictions at a Special Meeting to be held on March 20, 2000. The proposed changes are summarized in a table in the Statement of Additional Information dated January __, 2000. You can obtain a copy of the Statement of Additional Information by calling the Trust at 800-539-3863. The proposed changes will not materially impact the way the Acquiring Funds operate.

           Comparison of Principal Investment Risks. The following tables compare the principal investment risks of investing in your Funds and the corresponding Acquiring Funds:

Government Mortgage Fund                             Fund for Income
------------------------                             ---------------

The Government Mortgage Fund is subject           Same as Government Mortgage
to the following principal risks. The             Fund.
Fund's net asset value, yield and/or
total return may be adversely affected
if any of the following occurs:

o     The market value of securities
      acquired by the  Government  Mortgage
      Fund declines.
o     A  particular  strategy  does  not
      produce  the  intended  result  or the
      portfolio manager does not execute the
      strategy effectively.
o     Interest rates rise.
o     An issuer's credit quality is downgraded.
o The Government Mortgage Fund must reinvest interest or sale proceeds at lower rates.
o     The rate of inflation increases.
o     The average life of a mortgage-related
      security is shortened or lengthened.

Ohio Regional Stock Fund                             Established Value Fund
------------------------                             ----------------------

The  Ohio  Regional  Stock  Fund  is  subject     The Established  Value
to the  following  principal principal risks.     Fund is subject to the
The Fund's net asset value,  yield and/or         following principal risks.
total return may be risks.  The Fund's net        The Fund's net assets value,
assets value,  yield  and/or total return         yield and/or total return
adversely  affected if any of the  following      may be adversely affected
occurs: may be adversely affected if any of       if any of the following
the following occurs:                             occurs:

o    The market value of securities acquired      o The   market   value   of
     by the Fund declines.                          securities  acquired  by
                                                    the Fund declines.
o    Growth stocks fall out of favor because
     the companies' earnings growth does not      o Value  stocks  decline  in
     meet expectations.                             price   faster   than
                                                    growth stocks.
o    Value stocks fall out of favor relative
     to growth stocks.                            o A particular  strategy does
                                                    not  produce the
o    A particular strategy does not produce the     intended  result or the
     intended result or the portfolio manager       portfolio manager does not
     does not execute the strategy effectively.     execute the strategy
                                                    effectively.
o    A company's earnings do not increase as
     expected.                                    o A company's earnings do not
                                                    increase as expected.
Since the Ohio Regional Stock Fund
concentrates its investments in the
State of Ohio,  its assets may be at
greater  risk  because of  economic,
political,  or regulatory risks
associated with the state.


Comparison of Potential Risks and Rewards.

           Each of the Victory Funds has its own risks and potential rewards. The bar charts and tables below compare the potential risks and rewards of investing in your Fund and the Fund into which your Fund would merge.

           Each bar chart provides an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year, for the last ten years or since the inception of the Fund. Sales loads are not reflected on the bar chart and if they were reflected, returns would be lower than those shown. The table shows how each Fund's average annual returns for one year, five years and ten years (or since inception) compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions.

           The information shown below reflects the performance of the Class A shares of Fund for Income and Class G shares of Established Value Fund, as presently there are no Class A shares of the Established Value Fund outstanding. Returns for the Class A shares of Established Value Fund would be similar to returns for Class G shares because both classes of shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio.

           Keep in mind that past performance does not indicate future results.

Government Mortgage Fund


             ----------------------------------------------------------------------------------------------------------------------
   40.00%
             -------------------------------------------------------------------------------------------------------------
   30.00%
             -------------------------------------------------------------------------------------------------------------
   20.00%
                 15.04%                                            15.21%
             -------------------------------------------------------------------------------------------------------------
   10.00%                                                                                                              *
                              6.25%       8.18%                                4.19%        8.76%       6.70%
             -------------------------------------------------------------------------------------------------------------
    0.00%
                                                      -2.06%
             -------------------------------------------------------------------------------------------------------------
   -10.00%
             -------------------------------------------------------------------------------------------------------------
   -20.00%
             -------------------------------------------------------------------------------------------------------------
                  1991        1992         1993        1994         1995        1996        1997         1998        1999
--------------------------------------------------------------------------------------------------------------------------

Fund for Income

             ----------------------------------------------------------------------------------------------------------------------
   40.00%
             ----------------------------------------------------------------------------------------------------------------------
   30.00%
             ----------------------------------------------------------------------------------------------------------------------
   20.00%
                             14.07%                                            17.19%
             ----------------------------------------------------------------------------------------------------------------------
   10.00%
                 8.76%                    6.29%        7.58%                                3.50%       8.35%        7.37%
             ----------------------------------------------------------------------------------------------------------------------
    0.00%
                                                                   -3.67%
             ----------------------------------------------------------------------------------------------------------------------
   -10.00%
             ----------------------------------------------------------------------------------------------------------------------
   -20.00%
             ----------------------------------------------------------------------------------------------------------------------
                  1990        1991         1992        1993         1994        1995        1996         1997        1998      1999
-----------------------------------------------------------------------------------------------------------------------------------

                                      -13-

Ohio Regional Stock Fund

             ----------------------------------------------------------------------------------------------------------------------
   60.00%
                                          58.65%
             ----------------------------------------------------------------------------------------------------------------------
   50.00%
             ----------------------------------------------------------------------------------------------------------------------
   40.00%
             ----------------------------------------------------------------------------------------------------------------------
   30.00%                                                                                               29.66%
                                                                               26.43%      20.85%
             ----------------------------------------------------------------------------------------------------------------------
   20.00%
                                                      10.88%
             ----------------------------------------------------------------------------------------------------------------------
   10.00%
                                                                   0.05%
             ----------------------------------------------------------------------------------------------------------------------
    0.00%                                                                                                           -1.76%       *
             ----------------------------------------------------------------------------------------------------------------------
   -10.00%
             ----------------------------------------------------------------------------------------------------------------------
   -20.00%
                -17.24%      -18.50%
             ----------------------------------------------------------------------------------------------------------------------
                  1990        1991         1992        1993         1994        1995        1996         1997        1998      1999
-----------------------------------------------------------------------------------------------------------------------------------

Established Value Fund

   40.00%
             ----------------------------------------------------------------------------------------------------------------------
   30.00%                                                                      26.44%
                             22.23%                   20.78%                                            22.65%
             ----------------------------------------------------------------------------------------------------------------------
   20.00%                                                                                  19.32%
                                          10.20%
             ----------------------------------------------------------------------------------------------------------------------
   10.00%                                                                                                            6.12%
                                                                   0.32%
             ----------------------------------------------------------------------------------------------------------------------
    0.00%
                 -8.11%
             ----------------------------------------------------------------------------------------------------------------------
   -10.00%
             ----------------------------------------------------------------------------------------------------------------------
   -20.00%
             ----------------------------------------------------------------------------------------------------------------------
                  1990        1991         1992        1993         1994        1995        1996         1997        1998      1999
-----------------------------------------------------------------------------------------------------------------------------------

           The Funds' highest and lowest quarterly returns are as follows:

         Fund                       Highest Quarterly Return               Lowest Quarterly Return

Government Mortgage Fund            5.54% in 4th Quarter 1991             (2.37)% in 1st Quarter 1994
Fund for Income                     5.57% in 2nd Quarter 1989             (3.04)% in 1st Quarter 1994

Ohio Regional Stock Fund            26.20% in 1st Quarter 1991            (25.47)% in 3rd Quarter 1990
Established Value Fund              14.12% in 4th Quarter 1998            (13.22)% in 3rd Quarter 1998

           The Average Annual Total Returns for the Class A Shares of the Government Mortgage Fund and Fund for Income, and Ohio Regional Stock Fund and Class G shares of Established Value Fund, including the effects of sales charges, for the periods ended December 31, 1999, are as follows:

          Average Annual Total Returns                Past One Year       Past 5 Years            Past 10 Years
    (for the period ended December 31, 1999)

Government Mortgage Fund -- Class A                        %                   %                       %+
Fund for Income* -- Class A                                %                   %                       %
Lehman GNMA Index**                                        %                   %                       %

 +   Reflects  performance since the Government Mortgage Fund's inception on May
     18, 1990.
 * After a reorganization with the Gradison Government Income Fund that was completed on March 26, 1999 , the Fund for Income assumed the performance information of the Gradison Government Income Fund.
 ** The Lehman GNMA Index is a broad-based unmanaged index that represents the general performance of GNMA securities.

            Average Annual Total Returns             Past One Year           Past 5 Years         Past 10 Years
      (for the period ended December 31, 1999)

Ohio Regional Stock Fund                                   %                      %                     %+
--     Class A
--     Class B
Established Value Fund* -- Class A                         %                      %                     %
S & P 500 Index**                                          %                      %                     %

+    Reflects  performance  since the Ohio  Regional  Stock Fund's  inception on
     October 20, 1989.
*    Performance  results  are shown for  Class G  Shares.  Returns  for Class A
     Shares would be similar because both classes of shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio.
** The S & P 500 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-sized companies.

Comparison of Operations.

Investment Advisory Agreements

           All of the Funds in the Trust are presently managed under the same investment advisory agreement between the Trust and KAM. KAM is a registered investment adviser with the SEC and is a wholly-owned subsidiary of KeyCorp. Subject to the authority of the Board of Trustees, KAM manages the investment and reinvestment of the assets of the Funds, and provides its employees to act as the officers of the Funds, who are responsible for the overall management of the Funds. Affiliates of KAM manage approximately $79 billion for individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

           In executing brokerage trades, KAM will seek best execution, but may pay more than the lowest amount of commission if KAM requires research or other services that benefit its managed accounts. KAM may allocate brokerage commissions to its affiliates.

Distribution and Service Plans

           The Trust on behalf of the Funds has adopted a shareholder servicing plan, under which the Funds pay an annual service fee of up to 0.25% of each Fund's average daily net assets. These fees are paid monthly. The shareholder servicing agent performs a number of services for customers who are shareholders, including establishing and maintaining accounts and records, processing dividend payments, arranging for bank wires, assisting in transactions, and changing account information.

           The Trust on behalf of each Fund and the Class A shares of both the Fund for Income and Established Value Fund has adopted a defensive distribution plan pursuant to Rule 12b-1 under which no fees are paid. Rather, the plan contemplates that KAM, the administrator or the distributor may use its past profits and other resources to pay amounts for goods or services that could be construed as intended primarily for the distribution to the public of the Fund's shares. The Plan also recognizes that KAM, the administrator or distributor may make payments from these sources to securities dealers and other third parties who engage in the sale of shares or who render shareholder services. The Plan provides that, to the extent that the Fund's payment of management fees to KAM, or administration fees to BISYS might be considered to constitute "indirect" financing of activities primarily intended to result in the sale of shares, such payment is expressly authorized.

Administrator and Distributor

           BISYS Fund Services ("BISYS") serves as the administrator, distributor, and fund accountant for the Victory Funds pursuant to administration, distribution and accounting agreements with Victory. For expenses incurred and services provided as administrator of the Victory Funds, BISYS receives a fee at the following annual rate based on each Victory Fund's average daily net assets: 0.15% for portfolio assets up to $300 million; 0.12% for the next $300 million of portfolio assets; and 0.10% for portfolio assets in excess of $600 million.

           BISYS also serves as the distributor of the Victory Funds. BISYS does not charge the Victory Funds a fee for its services as distributor, but receives sales charges paid by shareholders. Under its distribution agreement with Victory, BISYS may provide sales support, including cash or other compensation to dealers for selling shares of the Victory Funds. BISYS does this at its own expense and not at the expense of any Fund or its shareholders.

Sub-Administrator

           KAM serves as sub-administrator of the Victory Funds. For its services as sub-administrator of the Victory Funds, BISYS pays KAM an annual fee of up to 0.05% of the average daily net assets of the Victory Funds.

Dividends and Other Distributions

           Ordinarily, Government Mortgage Fund and Fund for Income declare and pay dividends monthly while Ohio Regional Stock Fund and Established Value Fund declare and pay dividends quarterly. Generally, each Fund pays realized capital gains, if any, at least once a year. Each class of shares declares and pays dividends, if any, separately. Each Fund pays no federal income tax on the earnings it distributes to shareholders. Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains are taxable as long-term capital gain.

Purchase Procedures

           There are no differences in purchase procedures between the Funds and the Acquiring Funds.

           All Class A shares of the Victory Portfolios, except the LifeChoice Funds, have a front-end sales charge, although they may differ in amount. There are ways to reduce this charge (more fully explained in the various Funds' prospectuses, which are incorporated by reference). Fund for Income currently offers two classes of shares, Class A and Class G, which have different sales charges and ongoing fees. Established Value Fund currently offers only Class G Shares, but will begin offering Class A Shares after the reorganization, if it is approved.

Exchange Rights

           There are no differences in exchange rights between the Funds and the Acquiring Funds. You may exchange shares of a Victory Fund, generally without a sales charge, for shares of any other series of The Victory Portfolios that are of the same class as the shares being exchanged. For more information on exchange rights, please refer to the enclosed prospectuses for the Fund for Income and the Established Value Fund.

Redemption Procedures

           There are no differences in redemption procedures between the Funds and the Acquiring Funds.

Trustees

           Victory's Board of Trustees is responsible for the management of the Victory Funds.

Shareholder Rights.

           There are no differences between rights of shareholders of the Trust.

Capitalization of the Funds.

           The tables below show existing capitalization as of October 31, 1999, as well as pro forma capitalization as of that date, which reflects the impact of any corporate actions, including stock splits and accounting adjustments, required to facilitate the reorganization. For these reasons, the total pro forma combined Total Net Assets may differ from the combined net assets of the Funds prior to the reorganization.


                                               Total Net Assets (000)         Shares Outstanding (000)
                                               ----------------------         ------------------------
Government Mortgage Fund - Class A                            $99,326                            9,364
Fund for Income  - Class A                                    232,692                           18,201
Pro Forma Combined                                            332,018                           25,966

                                               Total Net Assets (000)         Shares Outstanding (000)
                                               ----------------------         ------------------------
Ohio Regional Stock Fund
Class A                                                       $23,529                            1,384
Class B                                                           734                               44
Established Value Fund - Class A                              469,288                           13,678
Pro Forma Combined                                            493,551                           14,385

Required Vote


           Approval of Proposal 1 requires the approval of a majority of each Fund's outstanding shares voted in person or by proxy at the Special Meeting. Approval of Proposal 1 by the shareholders of one Fund is not contingent upon the approval of Proposal 1 by the shareholders of the other Fund.


           Should Proposal 1 not be approved by the shareholders of a Fund, the Board of Trustees would determine what if any further action should be taken including continuing that Fund or liquidating it.

Board Recommendation

                            THE BOARD RECOMMENDS THAT
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

                                   PROPOSAL 2.
                              ELECTION OF TRUSTEES


           The Board of Trustees has nominated the individuals listed below (the "Nominees") to serve as Trustees of the Trust until their successors have been elected and qualified. The Board of Trustees presently consists of seven
Trustees (five of whom are Independent Trustees) and three Advisory Trustees (two of whom are Independent Advisory Trustees). If authority is granted on the accompanying proxy to vote in the election of Trustees, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other Nominee or Nominees selected by the Board of Trustees or the Board may reduce the number of Trustees as provided in the Trust's Bylaws. Any other Nominee or Nominees who would serve as Independent Trustees will be selected by the Independent Trustees currently serving on the Board. The Trust knows of no reason why any of the Nominees listed below would be unable to serve if elected.

A.         Why You Should Vote for This Proposal

1940 Act Requirements

           The Board of Trustees of the Trust presently consists of seven Trustees, four of whom have been elected by shareholders, and three Advisory Trustees who have been appointed or elected by the Board to fill vacancies either after the resignation of elected Trustees or because the Trustees have voted to increase the size of the Board. The Investment Company Act of 1940, as amended (the "1940 Act") generally provides that at all times, a majority of trustees must be elected by shareholders, and that new trustees cannot be appointed to fill vacancies unless, after such appointments, two-thirds of the trustees have been elected by shareholders. At their regular meeting on December 11, 1998, the Trustees elected Donald E. Weston and Theodore Emmerich as Advisory Trustees. At their meeting on December 1, 1999, the Trustees elected Frankie D. Hughes as an Advisory Trustee. The 1940 Act did not permit the appointment of Mr. Weston, Mr. Emmerich and Ms. Hughes as Trustees, because fewer than two-thirds of the Trustees then on the Board would have been elected by shareholders. Additionally, if any present Trustee were to resign, under the 1940 Act the Trust would be required to call a special meeting for the election of trustees within 60 days. Accordingly, you are being asked to elect all of the current Trustees, plus Mr. Weston, Mr. Emmerich and Ms. Hughes to the Board of Trustees.

B.         Nominees for Election to the Board of Trustees

           The nominees for election to the Board of Trustees are:

                     o     Theodore H. Emmerich
                     o     Dr. Harry Gazelle
                     o     Frankie D. Hughes
                     o     Eugene J. McDonald
                     o     Dr. Thomas F. Morrissey
                     o     Roger Noall
                     o     H. Patrick Swygert
                     o     Frank A. Weil
                     o     Donald E. Weston
                     o     Leigh A. Wilson

           The following tables summarizes information about the Trustees, their positions with the Trust, and their principal occupations.

                               Position(s)
                               Held With     Principal Occupation
Name, Age and Address          the Trust     During Past 5 Years
---------------------          ---------     -----------------------------------
Theodore H. Emmerich, 74       Advisory      Retired;   until   1986,   managing
1201 Edgecliff Place           Trustee       partner (Cincinnati office) Ernst &
Apt. 1052                                    Whinney  (now  Ernst & Young  LLP);
Cincinnati, Ohio  45206                      Director  of  Carillon  Fund,  Inc.
                                             (investment   company);    American
                                             Financial  Group   (insurance)  and
                                             Cincinnati    Milacron   Commercial
                                             Corporation (financing); Trustee of
                                             Summit Investment Trust (investment
                                             company).

Dr. Harry Gazelle, 72           Trustee      Retired radiologist,  Drs. Hill and
17822 Lake Road                              Thomas Corporation.
Lakewood, OH  44107

Frankie D. Hughes, 48           Advisory     Since  1993,  Principal  and  Chief
Hughes Capital Management, Inc. Trustee      Investment    Officer   of   Hughes
315 Cameron Street, 2nd Floor                Capital  Management,   Inc.  (fixed
Alexandria, VA 22314                         income asset management firm).


Eugene J.  McDonald,  67        Trustee      Since    1990,    Executive    Vice
Duke  Management  Company                    President   and  Chief   Investment
2200 West Main                               Officer  for Asset Management of
Suite  1000                                  Duke University and President and
Durham, NC  27705                            CEO of Duke  Management Company;
                                             Street  Director of CCB Financial
                                             Corporation,  Flag  Group of Mutual
                                             Funds,  Greater Triangle  Community
                                             Foundation,  and North Carolina Bar
                                             Association Investment Committee.

Dr. Thomas F. Morrissey, 66     Trustee      Since 1970, Professor,  Weatherhead
Weatherhead School of                        School of Management,  Case Western
Management                                   Reserve  University;  from  1989 to
Case Western Reserve University              1995, Associate Dean of Weatherhead
10900 Euclid Avenue                          School of Management.
Cleveland, OH  44106-7235

Roger Noall, *  64               Chairman    Since 1996,  Executive  of KeyCorp;
c/o Brighton Apt. 1603           and Trustee from 1995 to 1996,  General Counsel
8231 Bay Colony Drive                        and Secretary of KeyCorp; from 1994
Naples, FL 34108                             to  1996,   Senior  Executive  Vice
                                             President and Chief  Administrative
                                             Officer of KeyCorp.

H. Patrick Swygert, 56           Trustee     Since   1995,   President,   Howard
Howard University                            University;   from  1990  to  1995,
2400 6th Street, N.W.                        President,  State University of New
Suite 402                                    York   at   Albany;   Director   of
Washington, DC  20059                        Hartford  Financial Services Group,
                                             Hartford Life Insurance and Federal
                                             National   Mortgage    Association;
                                             Chairman,     Community    Business
                                             Partnership,   Greater   Washington
                                             Board of Trade.

Frank A. Weil, 68                Trustee     Since  1984,   Chairman  and  Chief
Abacus & Associates                          Executive   Officer   of  Abacus  &
147 E. 48th Street                           Associates,      Inc.      (private
New York, NY  10017                          investment   firm);   Director  and
                                             President     of    the    Hickrill
                                             Foundation.

Donald E. Weston,* 64            Advisory    Since  October  1998,  Chairman  of
McDonald Investments Inc.        Trustee     Gradison  McDonald  Investments,  a
580 Walnut Street                            division  of  McDonald  Investments
Cincinnati, Ohio  45202                      Inc.; until October 1998,  Chairman
                                             of   the   Gradison   Division   of
                                             McDonald & Company Securities, Inc.
                                             and  a  Director   of   McDonald  &
                                             Company  Investments Inc.; Director
                                             of Cincinnati  Milacron  Commercial
                                             Corporation.

-------------------
* Mr. Noall and Mr. Weston are "interested persons" and an "affiliated persons" of the Trust.

Leigh A. Wilson,** 54            President   Since  1989,   Chairman  and  Chief
New Century Care, Inc.           and         Executive   Officer,   New  Century
53 Sylvan Road North             Trustee     Care, Inc.  (merchant bank);  since
Westport, CT  06880                          1995,   Principal  of  New  Century
                                             Living,  Inc.; since 1989, Director
                                             of  Chimney   Rock   Vineyard   and
                                             Chimney Rock Winery.

C.         Information About the Board of Trustees


           The Board currently has an Investment Committee, a Business, Legal and Audit Committee, and a Board Process and Nominating Committee. The members of the Investment Committee are Messrs. Weil (Chairman), Swygert, Weston and Wilson and Dr. Morrissey. The function of the Investment Committee is to review the existing investment policies of the Trust, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Trust's shareholders for their consideration. The members of the Business, Legal and Audit Committee are Dr. Gazelle (Chairman), Ms. Hughes, and Messrs. Mr. Emmerich, Swygert and Wilson. The function of the Business, Legal and Audit Committee is to recommend independent auditors, monitor accounting and financial matters, and review compliance and contract matters. Mr. Swygert is the Chairman of the Board Process and Nominating Committee (consisting of all the Trustees and Advisory Trustees), which nominates persons to serve as Independent Trustees and Trustees to serve on committees of the Board. This Committee also reviews Trustee performance and compensation issues. The Board Process and Nominating Committee has a Nominating Subcommittee, composed of Messrs. Swygert, Emmerich, McDonald and Weil and Drs. Gazelle and Morrissey. This Subcommittee makes recommendations to the Board Process and Nominating Committee concerning candidates to serve as trustees. Shareholders may submit to the Trust recommendations for individuals to serve as Trustees. See Part 3 -- "More on Proxy Voting and Shareholder Meetings -- Future Shareholder Proposals."

           Last year, the Board of Trustees held eight meetings, of which four were regular meetings. Each of the Committees held four meetings. The Nominating Subcommittee of the Board Process and Nominating Committee held two meetings.


D.         Remuneration of Trustees

           Each Trustee (including Advisory Trustees) (other than Mr. Wilson) receives an annual fee of $31,500 for serving as Trustee of all the Funds of the Trust, and an additional per meeting fee ($3,500 in person and $1,500 per telephonic meeting). Mr. Wilson receives an annual fee of $37,500 for serving as President and Trustee of the Trust, and an additional per meeting fee ($4,100 in person and $1,800 per telephonic meeting). The Adviser pays the expenses of Messrs. Noall and Weston.

--------------------
** Mr. Wilson is deemed to be an "interested person" of the Trust under the 1940 Act solely by reason of his position as President.

           The following table indicates the estimated compensation received by each Trustee from the Victory "Fund Complex"(1) for the fiscal year ended October 31, 1999:

                                                                                                              Aggregate Compensation
                                     Pension or Retirement     Estimated Annual     Aggregate Compensation     from Victory "Fund
                                      Benefits Accrued as       Benefits Upon       from Victory Portfolios          Complex"
                                      Portfolio Expenses          Retirement

Edward P. Campbell*..................          -0-                    -0-                 $9,150                   $10,275
Theodore H. Emmerich#................          -0-                    -0-                 32,350                    35,635
Harry Gazelle........................          -0-                    -0-                 42,900                    47,900
Frankie D. Hughes**..................          -0-                    -0-                  -0-                        -0-
Eugene J. McDonald...................          -0-                    -0-                 45,900                    50,900
Thomas F. Morrissey..................          -0-                    -0-                 45,900                    50,900
Roger Noall..........................          -0-                    -0-                   -0-                       -0-
H. Patrick Swygert...................          -0-                    -0-                 41,400                    46,400
Frank A. Weil........................          -0-                    -0-                 45,900                    50,650
Donald Weston#.......................          -0-                    -0-                   -0-                       -0-
Leigh A. Wilson......................          -0-                    -0-                 56,500                    61,500


(1) There are currently 41 mutual funds in the Victory "Fund Complex" for which the above-named Trustees are compensated.

*          Mr. Campbell resigned as of December 31, 1998.

# Mr. Emmerich and Mr. Weston commenced service as Advisory Trustees as of January 1, 1999.

**         Ms. Hughes commenced  service as an Advisory Trustee as of January 1,
           2000.

E.         Required Vote

           Trustees are elected by a plurality of the votes cast at the Special Meeting in person and by proxy.

F. Does the Board of Trustees recommend the election of the nominees to the Board of Trustees of the Trust?

           Yes. The Board of Trustees recommends that shareholders vote to elect the nominees for election to the Board of Trustees of the Trust.


                                   PROPOSAL 3.
               TO APPROVE AN AMENDED AND RESTATED TRUST INSTRUMENT

           The Board of Trustees has approved an Amended and Restated Trust Instrument for the Trust.

o The primary purpose of this proposal is to modernize the governing document of the Trust and to allow the Trustees more flexibility in overseeing the affairs of the Trust.

           To  adopt  the  Amended  and  Restated  Trust  Instrument,   we  need
shareholder approval.

           The next few pages of this proxy statement discuss some of the details of the Amended and Restated Trust Instrument and how it will affect your Fund.

A.         Why we want to adopt the Amended and Restated Trust Instrument

           The Trust was originally established as a business trust under the laws of the Commonwealth of Massachusetts in 1984. In 1996, the Trust reorganized as a business trust under Delaware law. The operations of the Trust are governed by a Trust Instrument dated December 5, 1995, as amended on October 23, 1997.


           The following summarizes some of the material changes that the Amended and Restated Trust Instrument would contain, and summarizes the reasons that the Board of Trustees believes that those changes would be in the best interests of shareholders. This list does not contain certain non-material changes which are also included in the Amended and Restated Trust Instrument. Because this is a summary, it does not contain all of the information that may be important to you. Please refer to the complete Amended and Restated Trust Instrument (which appears in Part 6) to review all of the proposed changes before you decide how to vote on this Proposal.

o Reorganizations. The amendments would clarify the ability of the Board of Trustees to reorganize a Fund with another investment company or another series of the Trust or to liquidate a Fund, if the Board determines that it would be in the best interests of shareholders. The Trustees could take these actions without shareholder approval, unless such approval is required by law. The additional flexibility would save shareholders the expense of costly special meetings. [Section 4.01(x)]. One situation where the Board of Trustees might choose to reorganize a Fund without first obtaining shareholder approval is where the acquiring fund is a shell created specifically for the reorganization and which after the reorganization will be identical to the acquired fund.

o Voting powers. The amendments would allow the Board of Trustees, in its discretion, to make your voting rights "dollar-based," which is a different voting rights system than your Fund uses now. Currently, all Funds of the Trust provide shareholders with one vote for each whole share that they own and a fractional vote for each fractional share that they own. This share-based system treats shareholders equitably so long as all shares of various Funds have the same share price. However, the share prices of the Funds will vary significantly over time due to their different investment programs. Similarly, the share prices of a Fund's various share classes will differ over time because of their different expense structures. As a result, when issues are voted at the Trust level, shareholders who acquired their shares at lower prices have relatively greater voting power than shareholders who paid more for their shares. Giving the Board of Trustees the option to change to dollar-based voting will ensure that shareholders' voting rights remain proportionate to their financial interests if the Board believes it to be in the best interests of shareholders. [Section 7.01(c)]


o Required redemptions. The amendments would clarify the ability of the Board of Trustees to allow the Trust to require shareholders to redeem their shares under certain circumstances. The Board of Trustees may determine that it is in the best interest of all shareholders to require redemptions of small accounts, which are costly to maintain, or where a shareholder fails to provide a Social Security number or taxpayer identification number as required by law. This amendment could result in lower expenses to the Trust or individual Funds. [Section 9.05]

o Record date. The amendments would change the maximum number of days for a shareholder meeting to be held after the record date to 90 days from the current 60-day requirement. This change would allow additional time to solicit shareholder votes and avoid additional costs which can arise when shareholder meetings are delayed. [Section 11.03]


o Master/Feeder structure. The amendments would allow the Trustees to restructure one or more Funds into a "master/feeder" structure, in which one or more Funds ("feeders") would invest all of their assets into another "master" Fund. Sometimes a master/feeder structure can benefit shareholders, because combining the asset bases of funds with similar investment objectives and strategies may achieve economies of scale in portfolio management while retaining the benefits of discrete, targeted investment products. Although there are no current plans to adopt this structure, the Trustees would have the power to use the structure in the future if they determined it would be in the best interests of shareholders. [Section 11.05(e)]


o Derivative actions. Any Trustee who is also a trustee of an investment company affiliated with the Trust would not be deemed to be an "interested person" under state law solely because of such affiliation for purposes of determining whether the Trust satisfies the notification provisions in the event of a shareholder derivative action. This amendment is in response to recent litigation addressing the issue. Whether a trustee is an "interested person" under state and federal law depends on a number of factual circumstances. This amendment merely clarifies that the fact that a trustee is also a trustee of an affiliated investment company does not make that trustee and "interested person" solely because of that affiliation. [Section 11.08]

o Future amendments to the Trust Instrument. The amendments would clarify the ability of the Trustees to amend the Trust Instrument in the future without shareholder consent unless such consent is required by law or shareholder rights would be adversely affected by the change. This change would give the Board of Trustees greater flexibility in overseeing the operations of the Trust without incurring the additional expense of holding a special meeting of shareholders to approve amendments to the Trust Instrument where shareholder approval is not required by law. [Section 11.09]

B.         Required Vote

           Proposal 3 requires the approval of a majority of the outstanding shares of the Trust voted in person or by proxy at the Special Meeting. If shareholders of the Trust do not approve this Proposal, the existing Trust Instrument will remain in effect and the Board of Trustees will consider possible alternatives.

C. Has the Board of Trustees approved this new Amended and Restated Trust Instrument?

           Yes. The Board of Trustees of the Trust carefully considered this proposal at its meeting on December 1, 1999. After full consideration, the Board, including all of the Trustees who are not "interested persons" as defined in the 1940 Act, unanimously approved this Amended and

Restated Trust Instrument and recommended that it be submitted to shareholders for approval. The Board recommends that shareholders vote "for" Proposal 3.

                                   PROPOSAL 4
                                  OTHER MATTERS

           The Board of Trustees of the Trust does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

OTHER INFORMATION

Officers.

           The officers of the Trust, their ages, and principal occupations during the past five years, are as follows:

                             Position(s)       Principal Occupation
Name and Age                 with the Trust    During Past 5 Years
------------                 ---------         -------------------------------
Roger Noall, 64              Chairman          See   biographical    information
                                               Under   "Board  of  Trustees"  in
                                               Proposal 2.

Leigh A. Wilson, 54          President and     See biographical information
                             Trustee           under "Board of Trustees"
                                               in Proposal 2.

William B. Blundin, 60+      Vice President    Senior  Vice  President  of BISYS
                                               Fund  Services  Inc.   ("BISYS");
                                               officer   of   other   investment
                                               companies administered by BISYS.

J. David Huber, 52           Vice President    Managing Director, BISYS; officer
                                               of BISYS since June 1987.

Robert D. Hingston, 46       Secretary         Since   November    1998,    Vice
                                               President of BISYS;  from January
                                               1995 to October 1998, founder and
                                               principal   of   RDH   Associates
                                               (mutual      fund      management
                                               consulting  firm); from June 1980
                                               to January 1995,  Vice  President
                                               of   Investors   Bank   &   Trust
                                               Company.

Joel B. Engle, 34            Treasurer         Since    September   1998,   Vice
                                               President  of BISYS;  from  March
                                               1995  to  September   1998,  Vice
                                               President,     Northern     Trust
                                               Company;   from   July   1994  to
                                               February      1995,       General
                                               Accountant,      Wanger     Asset
                                               Management;  from  September 1988
                                               to June 1994,  Audit Manager with
                                               Ernst & Young LLP.

Gary Tenkman, 29             Assistant         Since   April   1998,   Financial
                             Treasurer         Services Director for BISYS; from
                                               August 1997 to March 1998,  Audit
                                               Manager,  Ernst & Young LLP; from
                                               August  1994 to July 1997,  Audit
                                               Senior,  Ernst & Young LLP;  from
                                               July  1993  to July  1994,  Audit
                                               Staff, Ernst & Young LLP.

Jay Baris, 45                Assistant         Since  September  1994,  Partner,
                             Secretary         Kramer  Levin  Naftalis & Frankel
                                               LLP.

Richard F. Baxt, 46          Assistant         Since  March  1996,  Senior  Vice
                             Secretary         President  of BISYS;  from  March
                                               1994 to March 1996,  President of
                                               First Fidelity Brokers; from June
                                               1984 to March 1994,  President of
                                               Citicorp Investment Services.


+ Mr. Blundin was an officer of the Trust during the fiscal year ending October 31, 1999. He resigned from BISYS and as an officer of the Trust effective August 23, 1999.


The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Trust (other than Mr. Wilson) receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

PART 3 - MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

           General information about proxy voting. The Board of Trustees of the Trust is soliciting your proxy to vote on the matters described in this combined proxy statement and prospectus. We expect to solicit proxies primarily by mail, but representatives of KAM or its affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. We have also retained Shareholders Communication Corporation as an outside proxy solicitor to assist us in this solicitation. Representatives of Shareholders Communication Corporation may contact you if we do not receive your ballot. We estimate the cost of the outside proxy solicitor to be approximately $1300.00 which will be paid by the Trust on behalf of the Funds. We will ask broker-dealers and other institutions that hold shares for the benefit of their customers to send the proxy materials to the beneficial owners and to obtain authorization to vote on their behalf.

           You may vote directly over the telephone by calling (800) 786-8764. You may also fax your ballot to (800) 733-1885 or return it by mail. In addition, internet voting is available at www.proxyvote.com.

           Only shareholders of record of the Funds at the close of business on the record date, January 21, 2000, may vote at the Special Meeting. As of the record date, each of the Funds had the number of shares issued and outstanding listed below, each share being entitled to one vote:

Fund Name                                      Total Shares Outstanding

Government Mortgage Fund
Ohio Regional Stock Fund

           As of January 21, 2000, the record date, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund. To the best of the knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of a Fund as of January 21, 2000:
                                                               Percent of Fund
                                     Percent of Fund           Owned of Record
   Fund         Name and Address     Owned of Record           and Beneficially
   ----         ----------------     ---------------           ----------------

           You may cast one vote for each proposal for each whole share that you own of a Fund. We count your fractional shares as fractional votes. If we receive your proxy before the Special Meeting date, we will vote your shares as you instruct the proxies. If you sign and return your proxy, but do not specify instructions, we will vote your shares in favor of each proposal. You may revoke your proxy at any time before the Special Meeting if you notify us in writing, or if you attend the Special Meeting in person and vote in person.


           If a broker or nominee returns a proxy indicating that it did not receive voting instructions from the beneficial owner, or if the beneficial owner marked an abstention, we will count those shares when we determine if a quorum is present, but those proxies will not affect the outcome of any proposal because those proxies will not "vote" at the Special Meeting.


           Quorum and  adjournments.  Each Fund will vote separately on Proposal
1. All shareholders of the Trust will vote together on Proposals 2 and 3, and shareholders of other funds in the Trust will receive a separate Proxy Statement for that purpose. Each Fund requires that a quorum at the Special Meeting be present, in person or by proxy, to conduct the Special Meeting. A simple majority of all of the shares outstanding on the record date will be a quorum. If a quorum is not present at the special meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. An affirmative vote of a majority of the shares of each Fund present at the Special Meeting may adjourn the Special Meeting without further notice, until the Fund obtains a quorum. In the event a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal.

           Future shareholder proposals. The Trust is not required to hold annual meetings, unless required to do so by law. If you have a proposal you wish to be considered by shareholders, send your proposal to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035. We must receive your proposal in sufficient time before the next meeting of shareholders for it to be included. We do not guarantee that we will be able to include any proposal in a proxy statement.

           Recommendation of Board of Trustees. After carefully considering all of the issues involved, the Board of Trustees of the Trust has unanimously concluded that each proposal is in the best interests of shareholders.

PART 4 - FUND INFORMATION

           The Victory Portfolios is a business trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated December 5, 1995, as amended.

           Each Victory Fund is a separate series of the Trust and, as such, has similar rights under the Trust Instrument of The Victory Portfolios and applicable Delaware law. You should be aware of the following features of the Victory Funds:

           o Shares of each class of the Victory Funds participate equally in dividends and other distributions attributable to that class, including any distributions in the event of a liquidation.

           o Each share of each Victory Fund is entitled to one vote for all purposes.

           o Shares of all series of the Trust vote for the election of Trustees and on any other matter that affects each Victory Fund in substantially the same manner, except as otherwise required by law.

           o As to matters that affect each Fund differently, such as approval of an investment advisory agreement, shares of each series vote as a separate series.

           o On matters that affect the classes of a series differently, shares of each class vote separately.

           o Delaware law does not require registered investment companies, such as the Trust or its series, to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

           o Shareholders have available certain procedures for the removal of Trustees.

           o The Trust indemnifies trustees and officers to the fullest extent permitted under federal and Delaware law.

           Financial Statements. PricewaterhouseCoopers LLP, independent auditors of the Trust, has audited the financial statements for the fiscal year ended October 31, 1999 that are incorporated by reference in the Statement of Additional Information dated January ___, 2000.

PART 5 -  PROSPECTUS FOR CLASS A SHARES OF THE ACQUIRING FUNDS

           These prospectuses can be found under separate cover provided with your proxy materials.


PART 6 - FORMS OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION AND AMENDED AND RESTATED TRUST INVESTMENT

                                                                       EXHIBIT A

                         VICTORY ESTABLISHED VALUE FUND
                             VICTORY FUND FOR INCOME
                        VICTORY GOVERNMENT MORTGAGE FUND
                        VICTORY OHIO REGIONAL STOCK FUND

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

           THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of December __, 1999, between The Victory Portfolios, a Delaware business trust ("Victory"), on behalf of Fund for Income and Established Value Fund, segregated portfolios of assets ("series") thereof (each, an "Acquiring Fund"), and Victory, on behalf of Government Mortgage Fund and Ohio Regional Stock Fund, segregated portfolios of assets ("series") thereof (each, a "Target"). (Each Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Victory is sometimes referred to herein as the "Investment Company.")

           All agreements, representations, and obligations described herein made or to be taken or undertaken by any Fund are made or shall be taken or undertaken by Victory on the Fund's behalf.

           Government Mortgage Fund and Fund for Income are corresponding Target and Acquiring Funds, respectively, with respect to each other and Ohio Regional Stock Fund and Established Value Fund are corresponding Target and Acquiring Funds, respectively, with respect to each other.

           In accordance with the terms and conditions set forth in this Agreement, the parties desire that each Target transfer its assets to the corresponding Acquiring Fund in exchange solely for voting shares of beneficial interest of each comparable Class in the corresponding Acquiring Fund, ("Acquiring Fund's Shares") and the assumption by the corresponding Acquiring Fund of the Target's liabilities, and that each Target distribute the corresponding Acquiring Fund's Shares pro rata to the holders of shares of beneficial interest in Target ("Target's Shares") in liquidation of Target. All such transactions with respect to a Target and its corresponding Acquiring Fund are referred to herein collectively as a "Reorganization."

           It is intended by the parties hereto that each Reorganization constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

           Shares of Fund for Income are currently divided into two classes, designated Class A Shares and Class G Shares. Government Mortgage Fund currently has only one class of shares, designated Class A Shares. Established Value Fund currently has only one class of shares, designated Class G Shares. An amendment to Victory's registration statement on Form N-1A will be filed to register Class A Shares for Established Value Fund. Shares of Ohio Regional Stock Fund are currently divided into two classes, designated Class A Shares and Class B Shares. Class A Shares of Fund for Income will be distributed to holder of Class A Shares of Government Mortgage Fund in the Reorganization of that Fund. Class A Shares of Established

Value Fund will be distributed to holders of Class A and Class B Shares of Ohio Regional Stock Fund in the Reorganization of those Funds.

           In consideration of the mutual promises herein, the parties covenant and agree as follows:

1.         PLAN OF REORGANIZATION AND TERMINATION OF TARGETS

1.1. At the Effective Time (as defined in paragraph 3.1), each Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to the corresponding Acquiring Fund. Each Acquiring Fund agrees in exchange therefor

           (a) to issue and deliver to its corresponding Target the number of full and fractional Acquiring Fund's Shares determined by dividing the net value of such Target (computed as set forth in paragraph 2.1) by the NAV (computed as set forth in paragraph 2.2) of the Acquiring Fund's Shares; and

           (b) to assume all of such Target's liabilities described in paragraph 1.3 ("Liabilities").

1.2. Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time.

1.3. Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement, including without limitation Target's share of the expenses described in paragraph 7.2 and the liabilities to which the transferred Assets are subject. Notwithstanding the foregoing, each Target agrees to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

1.4. At or immediately before the Effective Time, each Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), each Target shall distribute the corresponding Acquiring Fund's Shares received by it pursuant to paragraph 1.1 to such Target's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and individually a "Shareholder"), in exchange for such Target's Shares and in liquidation of such Target. To accomplish this distribution, the corresponding Acquiring Fund's transfer agent ("Transfer Agent") shall open accounts on such Acquiring Fund's share transfer books in the

           Shareholders' names and transfer such Acquiring Fund's Shares thereto. Each Shareholder's account shall be credited with the pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund's Shares due that Shareholder. All outstanding Shares of such Target, including any represented by certificates, shall simultaneously be canceled on such Target's share transfer books. An Acquiring Fund shall not issue certificates representing such Acquiring Fund's Shares in connection with its Reorganization. However, certificates representing each Target's Shares shall represent the corresponding Acquiring Fund's Shares after each Reorganization.

1.6. As soon as reasonably practicable after distribution of an Acquiring Fund's Shares pursuant to paragraph 1.5, the corresponding Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law. Each Target shall file such instruments and shall take all other steps necessary to effect a complete liquidation and dissolution of such Target.

1.7. Any reporting responsibility of a Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

1.8. Any transfer taxes payable upon issuance of an Acquiring Fund's Shares in a name other than that of the registered holder on the corresponding Target's books of such Target's Shares exchanged therefor shall be paid by the person to whom such Acquiring Fund's Shares are to be issued, as a condition of such transfer.

2.         VALUATION

2.1.       For purposes of paragraph  1.1(a),  each  Target's net value shall be
           (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in such Target's then current prospectus and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV of each Acquiring Fund's Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then current prospectus and statement of additional information.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Key Asset Management Inc.

3.         CLOSING AND EFFECTIVE TIME

3.1. Each Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal offices on _____________, 2000, or at such other place and/or on such other date upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time upon which the parties may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of each Target and the NAV per share for each Acquiring Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

3.2. Each Target shall deliver to Victory at the Closing a schedule of its Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax bases and holding periods by lot. Each Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to the corresponding Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. The Transfer Agent shall deliver at the Closing a certificate as to the opening on each Acquiring Fund's share transfer books of accounts in the names of the corresponding Target's Shareholders. Victory shall issue and deliver a confirmation to each Target evidencing the Acquiring Fund's Shares to be credited to such Target at the Effective Time or provide evidence satisfactory to such Target that the corresponding Acquiring Fund's Shares have been credited to such Target's account on such Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

3.4. Victory, on behalf of each Target and Acquiring Fund, respectively, shall deliver at the Closing a certificate executed in its name by its President or a Vice President and dated as of the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct in all material respects at the Effective Time, with the same force and effect as if made at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement.

4.         REPRESENTATIONS AND WARRANTIES

4.1.       Each Target represents and warrants as follows:

4.1.1. At the Closing, Target will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding Acquiring Fund will acquire good and marketable title thereto;

4.1.2. The corresponding Acquiring Fund's Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

4.1.3. Target's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.4. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not (a) conflict with or violate, Delaware law or any provision of Victory's Certificate of Declaration of Trust or Trust Instrument or By-laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or (b) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Victory;

4.1.5. Except as otherwise disclosed in writing to and accepted by Victory, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options and futures) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without Target incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or not taken by any other party thereto prior to the Closing;

4.1.6. Except as otherwise disclosed in writing to and accepted by Victory on behalf of the corresponding Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

4.1.7. The execution, delivery, and performance of this Agreement has been duly authorized as of the date hereof by all necessary action on the part of Victory's board of trustees on behalf of Target, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

4.1.8.     At the Effective  Time, the  performance of this Agreement shall have
           been  duly   authorized   by  all   necessary   action  by   Target's
           shareholders;

4.1.9. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for (a) the filing with the SEC of a registration statement by Victory on Form N-14 relating to the corresponding Acquiring Fund's Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), (b) receipt of the exemptive relief or no-action assurances referenced in subparagraph 4.1.7, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

4.1.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and
           (b) not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. This provision shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Victory for use therein;

4.2.       Each Acquiring Fund represents and warrants as follows:

4.2.1. No consideration other than Acquiring Fund's Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the corresponding Target's Assets in the Reorganization;

4.2.2. Acquiring Fund's Shares to be issued and delivered to the corresponding Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and nonassessable by Victory (except as disclosed in Victory's then current prospectus and statement of additional information). Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

4.2.3. Acquiring Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.2.4. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby (a) will not conflict with or violate, Delaware law or any provision of Victory's Certificate of Trust or Trust Instrument or By-laws or any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or (b) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Victory;

4.2.5. Except as otherwise disclosed in writing to and accepted by Victory on behalf of its corresponding Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Victory with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

4.2.6. The execution, delivery, and performance of this Agreement has been duly authorized as of the date hereof by all necessary action on the part of Victory's board of trustees on behalf of Acquiring Fund, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

4.2.7. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Victory, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Victory's registration statement on Form N-1A, (b) receipt of the exemptive relief or no-action assurances referenced in subparagraph 4.2.6, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

4.2.8. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and
           (b) not contain any untrue  statement of a material  fact
           or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by the corresponding Target for use therein;

4.3.       Victory, on behalf of each Fund, represents and warrants as follows:

4.3.1. Victory is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and a copy of its Certificate of Trust is on file with the Secretary of the State of Delaware;

4.3.2. Victory is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

4.3.3.     Each Fund is a duly established and designated series of Victory.

5.         COVENANTS

5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that no Target shall dispose of more than an insignificant portion of its historic business assets during such period without the corresponding Acquiring Fund's prior consent.

5.2. Each Target covenants to call a special meeting of shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

5.3. Each Target covenants that its corresponding Acquiring Fund's Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

5.4. Each Target covenants that it will assist Victory in obtaining such information as Victory reasonably requests concerning the beneficial ownership of its Shares.

5.5. Each Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Victory at the Closing.

5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

5.7. Each Fund covenants that it will, from time to time, as and when requested by the corresponding Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the corresponding Fund may deem necessary or desirable in order to vest in, and confirm to, (a) each Acquiring Fund, title to and possession of all corresponding Target's Assets, and (b) each Target, title to, and possession of the corresponding Acquiring Fund's Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.8. Each Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws as it may deem appropriate in order to continue its operations after the Effective Time.

5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.10. Victory covenants to file an amendment to its registration statement on Form N-1A to register Class A Shares of Established Value Fund.

5.11. Victory, on behalf of Ohio Regional Stock Fund, covenants that it will take all reasonable action to ensure that comparable classes of shares exist between it and Established Value Fund.

6.         CONDITIONS PRECEDENT

6.1. Each Fund's obligations hereunder shall be subject to (a) performance by its corresponding Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the corresponding Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

6.1.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by Victory's board of trustees on behalf of Target and Acquiring Fund and shall have been approved by each Target's shareholders in accordance with applicable law.

6.1.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by any Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain the same would not involve a risk of a material adverse effect on the assets or properties of any Fund, provided that any Fund may for itself waive any of such conditions.

6.1.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

6.1.4. The amendment to the Fund's registration statement on Form N-1A filed by Victory on behalf of Established Value Fund registering Class A Shares shall have become effective.

6.1.5. Each Target shall have received an opinion of Kramer Levin Naftalis & Frankel LLP, counsel to Victory, substantially to the effect that:

6.1.5.1. Its corresponding acquiring Fund is a duly established series of Victory, a business trust duly organized and validly existing under the laws of the State of Delaware with the power under its Trust Instrument to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

6.1.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Victory on behalf of its corresponding Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Victory with respect to the corresponding Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and remedies by general principles of equity, and principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality or reasonablenesss that may be applied by a court to the exercise of rights and remedies;

6.1.5.3. Each Acquiring Fund's Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and nonassessable (except as disclosed in Victory's then current prospectus and statement of additional information);

6.1.5.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Victory's Trust Instrument or By-laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Victory (with respect to the corresponding Acquiring Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Victory (with respect to the corresponding

           Acquiring Fund) is a party or by which it (with respect to the corresponding Acquiring Fund) is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Victory;

6.1.5.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Victory on behalf of the corresponding Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

6.1.5.6. Victory is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

6.1.5.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Victory (with respect to the corresponding Acquiring Fund) or any of its properties or assets attributable or allocable to the corresponding Acquiring Fund and (b) Victory (with respect to the corresponding Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the corresponding Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Victory.

           In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and each Reorganization; and (v) rely on certificates of officers or trustees of Victory, in each case reasonably acceptable to Victory.

6.1.6. Each Acquiring Fund shall have received an opinion of Kramer Levin Naftalis & Frankel LLP, counsel to Victory, substantially to the effect that:

6.1.6.1. Its corresponding Target is an established series of Victory, a business trust duly organized and validly existing under the laws of the State of

           Delaware with power under its Trust Instrument to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

6.1.6.2. This Agreement (a) has been duly authorized, executed, and delivered by Victory on behalf of its corresponding Target and (b) assuming due authorization, execution, and delivery of this Agreement by Victory on behalf of the Acquiring Fund, is a valid and legally binding obligation of each corresponding Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and remedies, by general principles of equity, and principles of course of dealing or course of performance and standards of good faith fair dealing, materiality or reasonableness that may be applied by a court to the exercise of rights and remedies.

6.1.6.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (a) materially violate Victory's Trust Instrument or By-laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Victory (with respect to the corresponding Target) is a party or by which it is bound or
           (b) (to  the  knowledge  of such  counsel,  without  any  independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Victory (with respect to the corresponding Target) is a party or by which it (with respect to the corresponding Target) is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Victory;

6.1.6.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Victory on behalf of the corresponding Target of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

6.1.6.5. Victory is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

6.1.6.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Victory (with respect to the corresponding Target) or any of its properties or assets attributable or allocable to the corresponding Target and (b) Victory (with respect to the corresponding

           Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the corresponding Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Victory.

           In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and each Reorganization, and (v) rely on certificates of officers or trustees of Target; in each case reasonably acceptable to Victory.

6.1.7. Victory, on behalf of each Target and its corresponding Acquiring Fund, shall have received an opinion of Kramer Levin Naftalis &
           Frankel LLP addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences of each Reorganization ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (and/or in separate letters addressed to such counsel) and each Fund's separate covenants. Each party agrees to make reasonable covenants and representations as to factual matters as of the Effective Time in connection with the rendering of such opinion. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of each Reorganization in accordance with this Agreement, for federal income tax purposes:

6.1.7.1. Each Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

6.1.7.2. No gain or loss will be recognized by Target on the transfer to the corresponding Acquiring Fund of Assets in exchange solely for the Acquiring Fund's Shares and Acquiring Fund's assumption of Liabilities or on the subsequent distribution of those shares to the Shareholders in liquidation of such Target;

6.1.7.3. No gain or loss will be recognized by the Acquiring Fund on its receipt of Assets in exchange solely for Acquiring Fund's Shares and its assumption of Liabilities;

6.1.7.4. Each Acquiring Fund's adjusted tax basis in the Assets acquired will be equal to the basis thereof in the corresponding Target's hands immediately before such Reorganization, and each Acquiring Fund's holding period for the Assets will include the corresponding Target's holding period therefor;

6.1.7.5. A Shareholder will recognize no gain or loss on the exchange of its Target Shares solely for the corresponding Acquiring Fund's Shares pursuant to a Reorganization; and

6.1.7.6. A Shareholder's aggregate tax basis in any Acquiring Fund's Shares received by it in a Reorganization will equal its aggregate tax basis in its Target Shares surrendered in exchange therefor, and its holding period for such Acquiring Fund Shares will include its holding period for such Target Shares, provided such Target Shares are held as capital assets by the Shareholder at the Effective Time.

6.2. At any time before the Closing, each Fund may waive any of the foregoing conditions if, in the judgment of Victory's board of trustees, such waiver will not have a material adverse effect on its shareholders' interests.

7.         BROKERAGE FEES AND EXPENSES

7.1. Victory, on behalf of each Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. Each Fund will be responsible for its own expenses incurred in connection with each Reorganization, as agreed to by the parties.

8.         ENTIRE AGREEMENT; SURVIVAL

8.1. Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

9.         TERMINATION OF AGREEMENT

9.1. This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by each Target's
           Shareholders:

9.1.1. By any Fund (a) in the event of a material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before March 30, 2000; or

9.1.2.     By the parties' mutual agreement.

9.2. In the event of termination under paragraphs 9.1.1(c) or 9.1.2, there shall be no liability for damages on the part of either Fund affected by the termination, or the trustees or officers of Victory, to its corresponding Fund.

10.        AMENDMENT

10.1. This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by each Target's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on such Shareholders' interests.

11.        MISCELLANEOUS

11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3. The parties acknowledge that Victory is a business trust. Notice is hereby given that this instrument is executed on behalf of Victory's trustees solely in their capacity as trustees, and not individually, and that Victory's obligations under this instrument on behalf of each Fund are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against the respective Funds' assets and property. Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the corresponding Fund's assets and property in settlement of such rights or claims and not to such trustees or shareholders.

11.4. Victory agrees to indemnify and hold harmless each trustee of Victory at the time of the execution of this Agreement against expenses, including reasonable attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such trustee in connection with any claim that is asserted against such trustee arising out of such person's service as a trustee of Victory, provided that such indemnification shall be limited to the full extent of the indemnification that is available to the trustees of Victory pursuant to the provisions of Victory's Trust Instrument and applicable law.

11.5. For the period beginning at the time of the Reorganization and ending not less than three years thereafter, Victory shall provide for liability coverage for the actions of each trustee of Victory on behalf of each Target at the time of the execution of this Agreement for the period they served as such.

           IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer.

ATTEST:                                  THE VICTORY PORTFOLIOS, on behalf
                                         of its series:
                                         Fund for Income
                                         Established Value Fund


___________________________________      _____________________________________



___________________________________      By:  ________________________________
             Secretary                                   Vice President

ATTEST:                                   THE VICTORY PORTFOLIOS, on behalf
                                          of its series:
                                          Government Mortgage Fund
                                          Ohio Regional Stock Fund


___________________________________      _____________________________________



___________________________________      By:  ________________________________
            Secretary                                  Vice President

                                                                       EXHIBIT B


                             THE VICTORY PORTFOLIOS



                                TRUST INSTRUMENT

                             DATED DECEMBER 6, 1995

                 AMENDED AND RESTATED AS OF _________ ___, 2000

                             THE VICTORY PORTFOLIOS

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I - NAME AND DEFINITIONS................................................
    Section 1.01 Name...........................................................

    Section 1.02 Definitions....................................................


ARTICLE II - BENEFICIAL INTEREST................................................
    Section 2.01 Shares Of Beneficial Interest..................................

    Section 2.02 Issuance of Shares.............................................

    Section 2.03 Register of Shares and Share Certificates......................

    Section 2.04 Transfer of Shares.............................................

    Section 2.05 Treasury Shares................................................

    Section 2.06 Establishment of Series........................................

    Section 2.07 Investment in the Trust........................................

    Section 2.08 Assets and Liabilities of Series...............................

    Section 2.09 No Preemptive Rights...........................................

    Section 2.10 No Personal Liability of Shareholder...........................


ARTICLE III - THE TRUSTEES......................................................
    Section 3.01  Management of the Trust.......................................

    Section 3.02 Initial Trustees...............................................

    Section 3.03 Term of Office.................................................

    Section 3.04  Vacancies and Appointments....................................

    Section 3.05  Temporary Absence.............................................

    Section 3.06  Number of Trustees............................................

    Section 3.07  Effect of Ending of a Trustee's Service.......................

    Section 3.08 Ownership of Assets of the Trust...............................


ARTICLE IV - POWERS OF THE TRUSTEES.............................................
    Section 4.01 Powers.........................................................

    Section 4.02  Issuance and Repurchase of Shares.............................

    Section 4.03 Trustees and Officers as Shareholders..........................

    Section 4.04  Action by the Trustees........................................

    Section 4.05 Chairman of the Trustees.......................................

    Section 4.06 Principal Transactions.........................................


ARTICLE V - EXPENSES OF THE TRUST...............................................


ARTICLE VI - INVESTMENT ADVISER, PRINCIPAL UNDERWRITER,
ADMINISTRATOR AND TRANSFER AGENT................................................
    Section 6.01 Investment Adviser.............................................

    Section 6.02  Principal Underwriter.........................................

    Section 6.03 Administration.................................................

    Section 6.04 Transfer Agent.................................................

    Section 6.05  Parties to Contract...........................................

    Section 6.06  Provisions and Amendments.....................................



ARTICLE VII - SHAREHOLDERS' VOTING POWERS AND MEETINGS..........................
    Section 7.01  Voting Powers.................................................

    Section 7.02  Meetings......................................................

    Section 7.03  Quorum and Required Vote......................................



ARTICLE VIII - CUSTODIAN........................................................
    Section 8.01  Appointment and Duties........................................

    Section 8.02  Central Certificate System....................................


ARTICLE IX - DISTRIBUTIONS AND REDEMPTIONS......................................
    Section 9.01 Distributions..................................................

    Section 9.02  Redemptions...................................................

    Section 9.03  Determination of Net
                  Asset Value and Valuation of Portfolio Assets.................

    Section 9.04  Suspension of the Right of Redemption.........................



ARTICLE X - LIMITATION OF LIABILITY AND INDEMNIFICATION.........................
    Section 10.01  Limitation of Liability......................................

    Section 10.02  Indemnification..............................................

    Section 10.03  Shareholders.................................................



ARTICLE XI - MISCELLANEOUS......................................................
    Section 11.01  Trust Not a Partnership......................................

    Section 11.02  Trustee's Good Faith Action, Expert
                   Advice, No Bond or Surety....................................

    Section 11.03  Establishment of Record Dates................................

    Section 11.04 Dissolution and Termination of Trust..........................

    Section 11.05  Reorganization and Master/Feeder.............................

    Section 11.06  Filing of Copies, References Headings........................

    Section 11.07  Applicable Law...............................................

    Section 11.08  Derivative Actions...........................................

    Section 11.08  Amendments...................................................

    Section 11.10  Fiscal Year..................................................

    Section 11.11  Name Reservation.............................................

    Section 11.12  Provisions in Conflict With Law..............................

                             THE VICTORY PORTFOLIOS

                                December 6, 1995

                 Amended and Restated as of __________ ___, 2000

     TRUST INSTRUMENT of The Victory Portfolios, a Delaware business trust (the "Trust"), amended and restated by Harry Gazelle, Eugene J. McDonald, Thomas F. Morrissey, Roger Noall, Frank A. Weil, Leigh A. Wilson, and H. Patrick Swygert (the "Trustees").

     WHEREAS Robert G. Brown, Edward P. Campbell, Harry Gazelle, Stanley I. Landgraf, Thomas F. Morrissey, Leigh A. Wilson, and H. Patrick Swygert, as the initial Trustees of the Trust, established the Trust pursuant to a Trust Instrument dated December 6, 1995 (the "Original Trust Instrument"); and

     WHEREAS, the Trustees declare that all money and property contributed to the Trust hereunder shall be held and managed in trust under this Trust Instrument as set forth herein; and

     WHEREAS, the Trustees consider it necessary and appropriate to amend and restate the Original Trust Instrument; and

     WHEREAS, a majority of the Shareholders of the Trust voted to approve the amendment and restatement of the Original Trust Instrument at a meeting held on __________ ___, 2000;

     NOW THEREFORE, the Original Trust Instrument is amended and restated as follows:

                                    ARTICLE I
                              NAME AND DEFINITIONS

     Section 1.01 Name. The name of the trust created under the Original Trust Instrument and continued hereby is "The Victory Portfolios."

     Section 1.02 Definitions. Wherever used herein, unless otherwise required by the context or specifically provided:

          (a) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time. Whenever reference is made hereunder to the 1940 Act, such references shall be interpreted as including any applicable order or orders of the Commission or any rules or regulations adopted by the Commission thereunder or interpretive releases of the Commission staff;

          (b) "Bylaws" means the Bylaws of the Trust as adopted by the Trustees, as amended from time to time;

          (c) "Commission" has the meaning given it in the 1940 Act. In addition, "Affiliated Person," "Assignment," "Interested Person" and "Principal Underwriter" shall have the respective meanings given them in the 1940 Act. "Majority Shareholder Vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" under the 1940 Act;

          (d) "Delaware Act" refers to Chapter 38 of Title 12 of the Delaware Code titled "Treatment of Delaware Business Trusts," as amended from time to time;

          (e) "Net Asset Value" means the net asset value of each Series of the Trust determined in the manner provided in Article IX, Section 9.03 hereof;

          (f) "Outstanding Shares" means those Shares shown from time to time in the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

          (g) "Series" means a series of Shares of the Trust established in accordance with the provisions of Article II, Section 2.06 hereof;

          (h) "Shareholder" means a record owner of Outstanding Shares of the Trust;

          (i) "Shares" means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or class thereof shall be divided and may include fractions of Shares as well as whole Shares;

          (j) The "Trust" means The Victory Portfolios, a Delaware business trust, and reference to the Trust when applicable to one or more Series of the Trust, shall refer to any such Series;

          (k) The "Trustees" means the person or persons who has or have signed this Trust Instrument so long as he or they shall continue in office in accordance with the terms hereof and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of
Article III hereof, and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their respective capacity as Trustees hereunder;

          (l) "Trust Instrument" means this Trust Instrument, as amended or restated from time to time.

          (m) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of one or more of the Trust or any Series, or the Trustees on behalf of the Trust or any Series.

                                   ARTICLE II
                               BENEFICIAL INTEREST

     Section 2.01 Shares Of Beneficial Interest. The beneficial interest in the Trust shall be divided into such Shares of one or more separate and distinct Series or classes of a Series as set forth in Section 2.06 or as the Trustees shall otherwise from time to time create and establish as provided in Section
2.06. The number of Shares of each Series and class thereof authorized hereunder is unlimited. Each Share shall have a par value of $0.001. All Shares issued hereunder, including, without limitation, Shares issued in connection with a dividend paid in Shares or a split of Shares, shall be fully paid and non-assessable.

     Section 2.02 Issuance of Shares. The Trustees in their discretion may, from time to time, without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, subject to applicable law, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1000ths of a Share or integral multiples thereof. The Trustees or any person the Trustees may authorize for the purpose may, in their discretion, reject any application for the issuance of shares.

     Section 2.03 Register of Shares and Share Certificates. A register shall be kept at the principal office of the Trust or an office of the Trust's transfer agent which shall contain the names and addresses of the Shareholders of each Series, the number of Shares of that Series (or any class or classes thereof) held by them respectively and a record of all transfers thereof. No share certificates shall be issued by the Trust except as the Trustees may otherwise authorize, and the persons indicated as shareholders in such register shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the Bylaws provided, until he has given his address to the transfer agent or such officer or other agent of the Trustees as shall keep the said register for entry thereon.

     Section 2.04 Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

     Section 2.05 Treasury Shares. Shares held in the treasury shall, until reissued pursuant to Section 2.02 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

     Section 2.06  Establishment  of Series.  Subject to the  provisions of this
Section 2.06, the Trust shall consist of the Series indicated on Schedule A attached hereto, as such Schedule may be amended from time to time. The initial Series of the Trust were comprised of twenty-four

Series, each of which corresponded to a series of shares of The Victory Portfolios, a Massachusetts business trust (the "Predecessor Trust"). The preferences, voting powers, rights and privileges of the Series and any classes thereof existing as of the date hereof shall be as set forth in the Trust's registration statement or statements as filed with the Commission, as from time to time in effect. Distinct records shall be maintained by the Trust for each Series and the assets associated with each Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of any Series, to establish and designate and to change in any manner any Series or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series or any classes thereof (other than those existing as of the date hereof) shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Series (or class) including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. Upon the establishment of any such Series (or class), Schedule A shall be amended to reflect the addition of such Series (or class) thereto; provided that amendment of Schedule A shall not be a condition precedent to the establishment of any Series (or class) in accordance with this Trust Instrument. A Series may issue any number of Shares, but need not issue Shares. At any time that there are no Shares outstanding of any particular Series (or class) previously established and designated, the Trustees may by a majority vote abolish that Series (or class) and the establishment and designation thereof, and, in connection with such abolishment, Schedule A shall be amended to reflect the removal of such Series (or class) therefrom; provided that amendment of Schedule A shall not be a condition precedent to the abolishment of any Series (or class) in accordance with this Trust Instrument.

     All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

     Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his proportionate share of all distributions made with respect to such Series, based upon the number of full and fractional Shares of the Series held. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

     Section 2.07 Investment in the Trust. The Trustees shall accept investments in any Series from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided in Article IX
                                       4

Section 9.03 hereof. Investments in a Series shall be credited to each Shareholder's account in the form of full and fractional Shares at the net asset value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) fix minimum amounts for initial and subsequent investments or (b) impose a sales charge upon investments in such manner and at such time determined by the Trustees.

     Section 2.08 Assets and Liabilities of Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other Series and may be referred to herein as "assets belonging to" that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, and shall be subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series, and separate and distinct records shall be maintained for each Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Without limitation of the foregoing provisions of this Section 2.08, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, changes or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or of any other Series and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets of such Series. Notice of this contractual limitation on inter-Series liabilities may, in the Trustee's sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series. No Shareholder or former
Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

     Section 2.09 No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees, whether of the same or other Series.

     Section 2.10 No Personal Liability of Shareholder. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other understanding issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

     Section 2.11 Assent to Trust Instrument. Every Shareholder, by virtue of having purchased a Share or by virtue of having received a Share in connection with the conversion of the Predecessor Trust, shall become a Shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.

                                   ARTICLE III
                                  THE TRUSTEES

     Section 3.01 Management of the Trust. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Trust Instrument. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

     The enumeration of any specific power in this Trust Instrument shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court.

     Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 3.04 of this Article III, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Any Shareholder meeting held for such purpose shall be held on a date fixed by the Trustees. In the event that less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders' meeting for the election of Trustees in accordance with the provisions of the 1940 Act.

     Section 3.02 Initial Trustees. The initial Trustees shall be the persons named in the Original Trust Instrument. The (i) election of initial Trustees and
(ii) an approval of the Plan of Conversion for the transfer of assets from the Predecessor Trust to the Trust, at the Special Meeting of the Shareholders was conducted in accordance with the Proxy Statement of the Predecessor Trust dated October 31, 1995, and is deemed to constitute an election of Trustees for all purposes hereunder, including for purposes of the last sentence of Section 3.01.

     Section 3.03 Term of Office. The Trustees shall hold office during the lifetime of this Trust, and until its termination as herein provided, except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has died, becomes physically or mentally incapacitated by reason of illness or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) that a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the Outstanding Shares of the Trust.

     Section 3.04 Vacancies and Appointments . In case of a Trustee's declination to serve, death, resignation, retirement, removal, physical or mental incapacity by reason of illness, disease or otherwise, or if a Trustee is otherwise unable to serve, or if there is an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of a vacancy, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion see fit, to the extent consistent with the limitations provided under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by resolution of the Trustees, duly adopted, which shall be recorded in the minutes of a meeting of the Trustees, whereupon the appointment shall take effect.

     An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any person appointed as a Trustee pursuant to this Section 3.04 shall have accepted this Trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and such person shall be deemed a Trustee.

     Section 3.05 Temporary Absence . Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any time to any other Trustee or Trustees, provided that in no case shall fewer than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

     Section 3.06 Number of Trustees . The number of Trustees shall be at least two (2), and thereafter shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than twelve (12).

     Section 3.07 Effect of Ending of a Trustee's Service. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

     Section 3.08 Ownership of Assets of the Trust . The assets of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal title in all of the assets of the Trust and the right to conduct any business shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of, the Trust or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in the Trust or Series based upon the number of Shares owned. The Shares shall be personal property giving only the rights specifically set forth in this Trust Instrument.

                                   ARTICLE IV
                             POWERS OF THE TRUSTEES

     Section 4.01 Powers. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their sole discretion, shall deem proper to accomplish the purpose of this Trust without recourse to any court or other authority. Subject to any applicable limitation in this Trust Instrument or the Bylaws of the Trust, the Trustees shall have the power and authority:

     (a) To invest and reinvest cash and other property (including investment, notwithstanding any other provision hereof, of all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company), and to hold cash or other property of the Trust uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust:

     (b) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;

     (c) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation or engagement of any other person and to lend Trust Property;

     (d) To provide for the distribution of interests of the Trust either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

     (e) To adopt Bylaws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders; such Bylaws shall be deemed incorporated and included in this Trust Instrument;

     (f) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

     (g) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Trust Instrument or in the Bylaws;

     (h) To retain one or more transfer agents and shareholder servicing agents, or both;

     (i) To set record dates in the manner provided herein or in the Bylaws;

     (j) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter or other agent or independent contractor;

     (k) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XI, subsection 11.04(b) hereof;

     (l) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property, and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

     (m) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

     (n) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trust or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Delaware business trusts or investment companies;

     (o) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article II hereof and to establish classes of such Series having relative rights, powers and duties as they may provide consistent with applicable law;

     (p) Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same between or among two or more Series, provided that any liabilities or expenses incurred by a particular Series shall be payable solely out of the assets belonging to that Series as provided for in Article II hereof;

     (q) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

     (r) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

     (s) To make distributions of income and of capital gains to Shareholders in the manner provided herein;

     (t) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or class, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

     (u) To establish one or more committees, to delegate any of the powers of the Trustees to said committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust therein) and any other characteristics of said committees as the Trustees may deem proper. Notwithstanding the provisions of this Article IV, and in addition to such provisions or any other provision of this Trust Instrument or of the Bylaws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

     (v) To interpret the investment policies, practices or limitations of any Series;

     (w) To establish a registered office and have a registered agent in the state of Delaware;

     (x) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies) all without any requirement of approval by Shareholders unless required by the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or of any other state) which is classified as a partnership for federal income tax purposes; and

     (y) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

     The foregoing clauses shall be construed as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

     The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust.

     No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see the application of any payments made or property transferred to the Trustees or upon their order.

     Section 4.02 Issuance and Repurchase of Shares . The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares and, subject to the provisions set forth in Article II and Article IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

     Section 4.03 Trustees and Officers as Shareholders. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws.

     Section 4.04 Action by the Trustees. In any action taken by the Trustees hereunder, unless otherwise specified, the Trustees shall act by majority vote at a meeting (including a telephone meeting) duly called, provided a quorum of Trustees participate, or by written consent of a majority of the Trustees without a meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the person calling the meeting to each Trustee by telephone, facsimile or other electronic mechanism sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Any meeting conducted by telephone shall be deemed to take place at the principal office of the Trust, as determined by the Bylaws or by the Trustees. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one or more of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of the Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by facsimile or other similar electronic mechanism.

     Section 4.05 Chairman of the Board of Trustees. The Trustees shall appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be (but is not required to be) the chief executive, financial and/or accounting officer of the Trust.

     Section 4.06 Principal Transactions. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any interested person of such person; and the Trust may employ any such person, or firm or company in which such person is an interested person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

                                    ARTICLE V
                              EXPENSES OF THE TRUST

     Subject to the provisions of Article II, Section 2.08 hereof, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodians, transfer agent and fund accountant; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust; costs of Trustee meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses and for such non-recurring items as may arise, including litigation to which the Trust (or a Trustee acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE VI
                   INVESTMENT ADVISER, PRINCIPAL UNDERWRITER,
                        ADMINISTRATOR AND TRANSFER AGENT

     Section 6.01 Investment Adviser.

     (a) The Trustees may in their discretion, from time to time, enter into an investment advisory contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trustees with such investment advisory, statistical and research facilities and services and such other facilities and services, if any, all upon such terms and conditions (including any Shareholder vote) that may be required under the 1940 Act, as may be prescribed in the Bylaws, or as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws). Notwithstanding any other provision of this Trust Instrument, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

     (b) The Trustees may authorize the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws). Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires; provided that no Shareholder approval shall be required with respect to any sub-adviser unless required under the 1940 Act or other law, contract or order applicable to the Trust.

     Section 6.02 Principal Underwriter. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws); and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

     Section 6.03 Administration. The Trustees may in their discretion from time to time enter into one or more management or administrative contracts whereby the other party or parties shall undertake to furnish the Trustees with management or administrative services. The contract or contracts shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws).

     Section 6.04 Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency and shareholder service contracts whereby the other party or parties shall undertake to furnish the Trustees with transfer agency and shareholder services. The contract or contracts shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws).

     Section 6.05 Parties to Contract. Any contract of the character described in Sections 6.01, 6.02, 6.03 and 6.04 of this Article VI or any contract of the character described in Article VIII hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VI or Article VIII hereof or of the Bylaws. The same person (including a corporation, firm, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 6.01, 6.02, 6.03 and 6.04 of this Article VI or pursuant to Article VIII hereof and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 6.05.

     Section 6.06 Provisions and Amendments. Any contract entered into pursuant to Section 6.01 or 6.02 of this Article VI shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, if applicable, or other applicable Act of Congress hereafter enacted with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract entered into pursuant to Section 6.01 or 6.02 of this Article VI shall be effective unless assented to in a manner consistent with the requirements of said Section 15, as modified by any applicable rule, regulation or order of the Commission.

                                   ARTICLE VII
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     Section 7.01 Voting Powers.

     (a) The Shareholders shall have power to vote only (a) for the election of Trustees to the extent provided in Article III, Section 3.01 hereof, (b) for the removal of Trustees to the extent provided in Article III, Section 3.03(d) hereof, (c) with respect to any investment advisory contract to the extent provided in Article VI, Section 6.01 hereof, (d) with respect to an amendment of this Trust Instrument, to the extent provided in Article XI, Section 11.08, and
(e) with respect to such additional matters relating to the Trust as may be required by law, by this Trust Instrument, or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

     (b) Notwithstanding paragraph (a) of this Section 7.01 or any other provision of this Trust Instrument (including the Bylaws) which would by its terms provide for or require a vote of Shareholders, the Trustees may take action without a Shareholder vote if (i) the Trustees shall have obtained an opinion of counsel that a vote or approval of such action by Shareholders is not required under (A) the 1940 Act or any other applicable laws, or (B) any registrations, undertakings or agreements of the Trust known to such counsel, and if the Trustees determine that the taking of such action without a Shareholder vote would be consistent with the best interests of the Shareholders (considered as a group).

     (c) On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, and whenever the Trustees determine that the matter affects only certain Series, may be submitted for a vote by only such Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of more than one Series and that voting by shareholders of all Series would be consistent with the 1940 Act, then the Shareholders of all such Series shall be entitled to vote thereon (either by individual Series or by Shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. As determined by the Trustees without the vote or consent of Shareholders (except as required by the 1940 Act), on any matter submitted to a vote of Shareholders, either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of Net Asset Value (number of Shares owned times Net Asset Value per share of such Series or class thereof, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the Bylaws of the Trust to be taken by Shareholders.

     Section 7.02 Meetings. Meetings may be held within or without the State of Delaware. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one tenth of the Outstanding Shares of the Trust entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said
Section 16(c). Notice shall be sent, by First Class Mail or such other means determined by the Trustees, at least 10 days prior to any such meeting. Notwithstanding anything to the contrary in this Section 7.02, the Trustees shall not be required to call a special meeting of the Shareholders of any Series or to provide Shareholders seeking the opportunity of furnishing the materials to other Shareholders with a view to obtaining signatures on a request for a meeting except to the extent required under the 1940 Act.

     Section 7.03 Quorum and Required Vote. One-third of Shares outstanding and entitled to vote in person or by proxy as of the record date for a Shareholders' meeting shall be a quorum for the transaction of business at such Shareholders' meeting, except that where any provision of law or of this Trust Instrument permits or requires that holders of any Series shall vote as a Series (or that holders of a class shall vote as a class), then one-third of the aggregate number of Shares of that Series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series (or that class). Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by law or by any provision of this Trust Instrument or the Bylaws, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Trust Instrument permits or requires that the holders of any Series shall vote as a Series (or that the holders of any class shall vote as a class), then a majority of the Shares present in person or by proxy of that Series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that Series (or class) is concerned. Shareholders may act by unanimous written consent, to the extent not inconsistent with the 1940 Act, and any such actions taken by a Series (or class) may be consented to unanimously in writing by Shareholders of that Series (or class).

                                  ARTICLE VIII
                                    CUSTODIAN

     Section 8.01 Appointment and Duties. The Trustees shall employ a bank, a company that is a member of a national securities exchange, or a trust company, that in each case shall have capital, surplus and undivided profits of at least twenty million dollars ($20,000,000) and that is a member of the Depository Trust Company (or such other person or entity as may be permitted to act as custodian of the Trust's assets under the 1940 Act) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust: (a) to hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing; (b) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and (c) to disburse such funds upon orders or vouchers.

     The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, or a trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least twenty million dollars ($20,000,000) and that is a member of the Depository Trust Company or such other person or entity as may be permitted by the Commission or is otherwise able to act as custodian of the Trust's assets in accordance with the 1940 Act.

     Section 8.02 Central Certificate System. Subject to the 1940 Act and such other rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other agents.

                                   ARTICLE IX
                          DISTRIBUTIONS AND REDEMPTIONS

     Section 9.01 Distributions.

     (a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series and/or class of a Series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

     (b) Dividends and other distributions may be paid or made to the Shareholders of record at the time of declaring a dividend or other distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine, which dividends or distributions, at the election of the Trustees, may be paid pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

     (c) Anything in this Trust Instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend to the Shareholders of a particular Series, or class thereof, as of the record date of that Series fixed as provided in Subsection 9.01(b) hereof.

     Section 9.02 Redemptions. In case any holder of record of Shares of a particular Series desires to dispose of his Shares or any portion thereof he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series purchase the Shares in accordance with this Section 9.02; and, subject to Section 9.04 hereof, the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section
9.03 of this Article IX). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series and, subject to Section 9.04 hereof, payment for such Shares shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective. Upon redemption, shares shall become Treasury shares and may be reissued from time to time.

     Section 9.03 Determination of Net Asset Value and Valuation of Portfolio Assets. The term "Net Asset Value" of any Series shall mean that amount by which the assets of that Series exceed its liabilities, all as determined by or under the direction of the Trustees. The Trustees may delegate any of their powers and duties under this Section 9.03 with respect to valuation of assets and liabilities. Such value shall be determined separately for each Series and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees; provided, however, that the Trustees, without Shareholder approval, may alter the method of valuing portfolio securities insofar as permitted under the 1940 Act. The resulting amount, which shall represent the total Net Asset Value of the particular Series, shall be divided by the total number of shares of that Series outstanding at the time and the quotient so obtained shall be the Net Asset Value per Share of that Series. At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective.

     The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend a practice of seeking to maintain the Net Asset Value per Share of the Series at a constant amount. If, for any reason, the net income of any Series, determined at any time, is a negative amount, the Trustees shall have the power with respect to that Series (a) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, (b) to reduce the number of Outstanding Shares of such Series by reducing the number of Shares in the account of each Shareholder by a pro rata portion of that number of full and fractional Shares which represents the amount of such excess negative net income, (c) to cause to be recorded on the books of such Series an asset account in the amount of such negative net income (provided that the same shall thereupon become the property of such Series with respect to such Series and shall not be paid to any Shareholder), which account may be reduced by the amount of dividends declared thereafter upon the Outstanding Shares of such Series on the day such negative net income is experienced, until such asset account is reduced to zero; (d) to combine the methods described in clauses (a) and (b) and (c) of this sentence; or (e) to take any other action they deem appropriate, in order to cause (or in order to assist in causing) the Net Asset Value per Share of such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power not to declare a dividend out of net income for the purpose of causing the Net Asset Value per Share to be increased.

     In the event that any Series is divided into classes, the provisions of this Section 9.03, to the extent applicable as determined in the discretion of the Trustees and consistent with the 1940 Act and other applicable law, may be equally applied to each such class.

     Section 9.04 Suspension of the Right of Redemption. The Trustees may declare a suspension of the right of redemption or postpone the date of payment if permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the termination of the suspension.

     Section 9.05 Required Redemption of Shares. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or to have the minimum investment required (which may vary by Series), (iii) the failure of a Shareholder to make payment when due for the purchase of Shares issued to him or (iv) the Shares owned by such Shareholder being below the minimum investment set by the

Trustees, from time to time, for investments in the Trust or in such Series or classes thereof, as applicable.

     The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the requirements of any taxing authority or for the Trustees to make any determination contemplated by this Section 9.05.

                                    ARTICLE X
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

     Section 10.01 Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the Shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder.

     Section 10.02 Indemnification.

     (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

                     (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

                     (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                     (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

     Section 10.03 Shareholders. In case any Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                                   ARTICLE XI
                                  MISCELLANEOUS

     Section 11.01 Trust Not A Partnership. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series or (if the Trustees shall have yet to have established Series) of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Trust Instrument shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

     Section  11.02  Trustee's  Good Faith  Action,  Expert  Advice,  No Bond or
Surety. The exercise by the Trustees or the officers of the Trust of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article X hereof and to Section 11.01 of this Article XI, the Trustees and the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. The Trustees and the officers of the Trust may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article X hereof and Section 11.01 of this Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees and the officers of the Trust shall not be required to give any bond as such, nor any surety if a bond is obtained.

     Section 11.03 Establishment of Record Dates. The Trustees may close the share transfer books of the Trust for a period not exceeding ninety (90) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding ninety (90) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

     Section 11.04 Dissolution and Termination of Trust.

     (a) This Trust shall continue without limitation of time but subject to the provisions of Subsection 11.04(b).

     (b) The Trustees may, subject to any necessary Shareholder, Trustee, and regulatory approvals:

                     (i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof;

                     (ii) enter into a plan of liquidation in order to dissolve and liquidate any Series (or class) of the Trust, or the Trust; or

                     (iii) at any time sell and convert into money all of the assets of the Trust or any affected Series.

     Upon making reasonable provision, in the determination of the Trustees, for the payment of all liabilities by assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each Series (or class) ratably among the holders of Shares of the affected Series, based upon the ratio that each Shareholder's Shares bears to the number of Shares of such Series (or class) then outstanding.

     (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in Subsection 11.04(b), the Trustees and the Trust or any affected Series shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or Series shall be canceled and discharged and any such Series shall terminate.

     Following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon filing of the certificate of cancellation for the Trust, the Trust shall terminate.

     Section 11.05 Reorganization and Master/Feeder.

     (a) Notwithstanding anything else herein, the Trustees, in order to change the form or jurisdiction of organization of the Trust, may (i) cause the Trust to merge or consolidate with or into one or more trusts, partnerships (general or limited), associations or corporations so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under that Act and which is formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States or (ii) cause the Trust to incorporate under the laws of Delaware.

     (b) The Trustees may, subject to a vote of a majority of the Trustees and any shareholder vote required under the 1940 Act, if any, cause the Trust to merge or consolidate with or into one or more trusts, partnerships (general or limited), associations, limited liability companies or corporations formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States.

     (c) Any agreement of merger or consolidation or certificate of merger or consolidation may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

     (d) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with paragraph (a) or (b) of this Section 11.05 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

     (e) Notwithstanding anything else herein, the Trustees may, without Shareholder approval (unless required by the 1940 Act), invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or series thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

     Section 11.06 Filing of Copies, References, Headings. The original or a copy of this Trust Instrument and of each amendment hereof or Trust Instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Trust Instrument or of any such amendment or supplemental Trust Instrument. In this Trust Instrument or in any such amendment or supplemental Trust Instrument, references to this Trust Instrument, and all expressions such as "herein," "hereof" and "hereunder," shall be deemed to refer to this Trust Instrument as amended or affected by any such supplemental Trust Instrument. All expressions like "his," "he" and "him," shall be deemed to include the feminine and neuter, as well as masculine, genders. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Trust Instrument, rather than the headings, shall control. This Trust Instrument may be executed in any number of counterparts each of which shall be deemed an original.

     Section 11.07 Applicable Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Trust Instrument, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Act and the laws of said state; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a "business trust," and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     Section 11.08 Derivative Actions. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

     (a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 11.08(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of one or more investment companies that are under common management with or otherwise affiliated with the Trust.

     (b) Unless a demand is not required under paragraph (a) of this Section 11.08, Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the Outstanding Shares of the Trust, or 10% of the Outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Trustees to commence such action; and

     (c) Unless a demand is not required under paragraph (a) of this Section 11.08, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the

Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

     For purposes of this Section 11.08, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

     Section 11.09 Amendments. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument. Shareholders shall have the right to vote
(a) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission and (b) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by vote of the Shareholders of each Series affected and no vote of shareholders of a Series not affected shall be required. Notwithstanding any other provision of this Trust Instrument, any amendment to Article X hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

     Section 11.10 Fiscal Year. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, provided, however, that the Trustees may change the fiscal year of the Trust.

     Section 11.11 Name Reservation. The Trustees on behalf of the Trust acknowledge that KeyCorp has licensed to the Trust the non-exclusive right to use the name "Victory" as part of the name of the Trust, and has reserved the right to grant the non-exclusive use of the name "Victory" or any derivative thereof to any other party. In addition, KeyCorp reserves the right to grant the non-exclusive use of the name "Victory" to, and to withdraw such right from, any other business or other enterprise. KeyCorp reserves the right to withdraw from the Trust the right to use said name "Victory" and will withdraw such right if the Trust ceases to employ, for any reason, KeyCorp, an affiliate or any successor as adviser of the Trust.

     Section 11.12 Provisions in Conflict With Law. The provisions of this Trust Instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provision is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Trust Instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any matter affect such provision in any other jurisdiction or any other provision of this Trust Instrument in any jurisdiction.

           IN  WITNESS  WHEREOF,  the  undersigned,  being  all of  the  current
Trustees of the Trust, have executed this instrument as of date first written above.

  ------------------------------             -------------------------------

        Harry Gazelle, as Trustee                 Leigh A. Wilson, as Trustee
        and not individually                      and not individually


  -------------------------------            -------------------------------

        Eugene J. McDonald, as Trustee            H. Patrick Swygert, as Trustee
        and not individually                      and not individually


  -------------------------------            -------------------------------

        Thomas F. Morrissey, as Trustee           Frank A. Weil, as Trustee
        and not individually                      and not individually


  -----------------------------

        Roger Noall, as Trustee
        and not individually

                                   SCHEDULE A

Fund                                                                     Classes
Balanced Fund.......................................Class A, Class G and Class G
Convertible Securities Fund.........................Class A and Class G
Diversified Stock Fund..............................Class A, Class B and Class G
Equity Income Fund..................................Class A
Established Value Fund..............................Class A and Class G
Federal Money Market Fund...........................Investor and Select
Financial Reserves Fund.............................Class A
Fund for Income.....................................Class A and Class G
Government Mortgage Fund............................Class A
Gradison Government Reserves Fund...................Class G
Growth Fund.........................................Class A and Class G
Institutional Money Market Fund.....................Investor and Select
Intermediate Income Fund............................Class A and Class G
International Growth Fund...........................Class A, Class B and Class G
Investment Quality Bond Fund........................Class A and Class G
Lakefront Fund......................................Class A
LifeChoice Conservative Investor Fund...............Class A
LifeChoice Moderate Investor Fund...................Class A
LifeChoice Growth Investor Fund.....................Class A
Limited Term Income Fund............................Class A
Maine Municipal Bond Fund (Intermediate)............Class A
Maine Municipal Bond Fund (Long)....................Class A
Michigan Municipal Bond Fund........................Class A
National Municipal Bond Fund........................Class A, Class B and Class G
National Municipal Bond Fund (Short Intermediate)...Class A
National Municipal Bond Fund (Long).................Class A
New York Tax-Free Fund..............................Class A, Class B and Class G
Ohio Municipal Bond Fund............................Class A and Class G
Ohio Municipal Money Market Fund....................Class A
Ohio Regional Stock Fund............................Class A and Class B
Prime Obligations Fund..............................Class A
Real Estate Investment Fund.........................Class A and Class G
Small Company Opportunity Fund......................Class A and Class G
Special Value Fund..................................Class A, Class B and Class G
Stock Index Fund....................................Class A and Class G
Tax-Free Money Market Fund..........................Class A
U.S. Government Obligations Fund....................Investor and Select
Value Fund..........................................Class A and Class G

As of December 1, 1999

                       STATEMENT OF ADDITIONAL INFORMATION
                                January __, 2000


                          Acquisition of the Assets of
                             THE VICTORY PORTFOLIOS
                            Government Mortgage Fund
                            Ohio Regional Stock Fund

                    by and in exchange for all the shares of
                             THE VICTORY PORTFOLIOS
                                 Fund for Income
                             Established Value Fund


This Statement of Additional Information dated January __, 2000, is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated January __, 2000. This Statement of Additional Information is incorporated by reference in its entirety into the Combined Proxy Statement and Prospectus. Copies of the Combined Proxy Statement and Prospectus may be obtained by writing The Victory Portfolios at P.O. Box 8527, Boston, MA 02266-8527 or by calling toll free 800-539-FUND (800-539-3863).

                                TABLE OF CONTENTS


1. Statement of Additional Information of Fund for Income a portfolio of The Victory Portfolios, dated December 15, 1999.

2. Statement of Additional Information of Established Value Fund, a portfolio of The Victory Portfolios, dated April 5, 1999, as Supplemented July 28, 1999.

3. Statements of Additional Information of Government Mortgage Find and Ohio Regional Stock Fund, portfolios of The Victory Portfolios, dated December 15, 1999.

4. Financial Statements of Fund for Income, Established Value Fund, Government Mortgage Fund and Ohio Regional Stock Fund, portfolios of The Victory Portfolios, dated October 31, 1999.

                   ADDITIONAL INFORMATION ABOUT THE REGISTRANT


         The Statement of Additional Information dated December 15, 1999, of Fund for Income, a portfolio of The Victory Portfolios, as filed with the Securities and Exchange Commission (SEC) on December 20, 1999, pursuant to Rule 497(c), is hereby incorporated by reference. A copy may be obtained by writing The Victory Portfolios, P.O. Box 8527, Boston MA 02266-8527 or by calling toll free 800-539-3863.

         The Statement of Additional Information dated April 5, 1999, of Established Value Fund, a portfolio of The Victory Portfolios, is incorporated by reference to Post-Effective Amendment No. 50 to The Victory Portfolio's Registration Statement on Form N-1A (File No. 33-08982). A copy may be obtained by writing The Victory Portfolios, P.O. Box 8527, Boston MA 02266-8527 or by calling toll free 800-539-3863.

         The Statements of Additional Information dated December 15, 1999, of Government Mortgage Fund and Ohio Regional Stock Fund, portfolios of The Victory Portfolios, as filed with the Securities and Exchange Commission (SEC) on December 20, 1999, pursuant to Rule 497(c), is hereby incorporated by reference. A copy may be obtained by writing The Victory Portfolios, P.O. Box 8527, Boston MA 02266-8527 or by calling toll free 800-539-3863.

         Fund Policies. Shareholders of the Fund for Income and Established Value Fund are being asked to approve certain changes to fundamental investment restrictions at a Special Meeting of shareholders to be held on March 20, 2000 (the "Special Meting"). The charts on the next few pages show the restrictions of the Government Mortgage Fund and Ohio Regional Stock Fund and the restrictions of the Fund for Income and the Established Value Fund, first as they are currently, and second, as they will be if shareholders of those Funds approve certain investment restriction changes at the Special Meeting.


-----------------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                      Fund for Income - Present                   Fund for Income - Proposed
-----------------------------------------------------------------------------------------------------------------------------------
Concentration:
-----------------------------------------------------------------------------------------------------------------------------------
The Government Mortgage Fund has no           The Fund may not:                           The Fund may not:
separately stated concentration restriction
because it invests at least 80% of its        invest more than 25% of the Fund's total    purchase the securities of any issuer
total assets in obligations issued or         assets in securities whose interest         (other than the securities issued or
guaranteed by the United States government    payments are derived from revenue from      guaranteed by the U.S. government or any
or its agencies or instrumentalities. A       similar projects.                           of its agencies or instrumentalities, or
fund "concentrates" if it invests 25% or                                                  repurchase agreements secured thereby)
more of its total assets, excluding           As a matter of non-fundamental policy,      if, as a result, 25% or more of the
obligations issued or guaranteed by the       the Fund for Income may not, with respect   Fund's total assets would be invested in
United States government or its agencies or   to non-municipal bond investments,          the securities of companies whose
instrumentalities, in a single industry.      purchase securities (other than securities  principal business activities are in the
                                              of the United States government,  its       same industry. This  restriction  shall
                                              agencies  or instrumentalities),  if as a   not prevent  the  Fund  from investing
                                              result of such  purchase 25% or more of     all of its assets in a "master" fund that
                                              the total Fund's assets would be invested   has adopted similar investment
                                              in any one industry.                        objectives,  any policies and
                                                                                          restrictions.
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing
-----------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             The Fund may not:                           The Fund may not:

borrow money, except that (a) the Fund may    borrow money, except for temporary or       borrow money, except that the Fund may
enter into commitments to purchase            emergency purposes and not for investment   (a) enter into commitments to purchase
securities in accordance with its             purposes, and then only in an amount not    securities and instruments in accordance
investment program, including                 exceeding 5% of the value of its total      with its investment program, including
delayed-delivery and when-issued securities   assets at the time of the borrowing.        when-issued and delayed-delivery
and reverse repurchase agreements, provided                                               transactions, reverse repurchase
that the total amount of any such borrowing                                               agreements and "dollar roll"
does not exceed 33 1/3 % of the Fund's                                                    transactions, provided that the total
total assets; and (b) the Fund may borrow                                                 amount of any borrowing does not exceed
money for temporary or emergency purposes                                                 33 1/3% of the Fund's total assets at the
in an amount not exceeding 5% of the value                                                time of the transaction; (b) borrow money
of its total assets at the time when the                                                  in an amount not to exceed 33 1/3% of the
loan is made.  Any borrowings representing                                                value of its total assets at the time the
more than 5% of the Fund's total assets                                                   loan is made; and (c) borrow money on a
must be repaid before the Fund may make                                                   short-term basis from investment
additional investments.                                                                   companies that are part of the same group
                                                                                          of  investment  companies  to  the  extent
                                                                                          allowed  by  applicable   laws,  rules  or
                                                                                          regulatory  orders  in an  amount  not  to
                                                                                          exceed  33 1/3% of the  value of its total
                                                                                          assets  at the  time  the  loan  is  made.
                                                                                          Borrowings  representing more than 33 1/3%
                                                                                          of the Fund's  total assets must be repaid
                                                                                          before   the  Fund  may  make   additional
                                                                                          investments.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Senior Securities
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             Same as the Government Mortgage Fund        The Fund may not:

issue any  senior  security  (as  defined in                                              issue any senior security (as defined in
the  Investment  Company  Act  of  1940,  as                                              the 1940 Act), except that (a) the Fund
amended (the "1940  Act")),  except that (a)                                              may engage in transactions that may
the Fund may  engage  in  transactions  that                                              result in the issuance of senior
may  result  in  the   issuance   of  senior                                              securities to the extent permitted under
securities  to the  extent  permitted  under                                              applicable regulations and
applicable  regulations and  interpretations                                              interpretations of the 1940 Act, an
of  the  1940  Act  or an  exemptive  order;                                              exemptive order or interpretation of the
(b) the Fund may acquire  other  securities,                                              staff of the SEC; (b) the Fund may
the  acquisition  of which may result in the                                              acquire other securities, the acquisition
issuance  of  a  senior  security,   to  the                                              of which may result in the issuance of a
extent     permitted    under     applicable                                              senior security, to the extent permitted
regulations or  interpretations  of the 1940                                              under applicable regulations or
Act;  (c)  subject to the  restrictions  set                                              interpretations of the 1940 Act; (c)
forth  above,  the Fund may borrow  money as                                              subject to the restrictions described in
authorized by the 1940 Act.                                                               the Statement of Additional Information,
                                                                                          the Fund may borrow money as authorized by
                                                                                          the 1940  Act;  and (d) the Fund may issue
                                                                                          multiple  classes of shares in  accordance
                                                                                          with regulations of the SEC.
------------------------------------------------------------------------------------------------------------------------------------
Lending:
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             The Fund may not:                           The Fund may not:


lend any  security  or make any other loan    make loans to other  persons  except        make loans,  except as follows:  The Fund,
if, as a result, more than 33 1/3% of its     through the use of repurchase agreements    consistent  with its  investment  program,
total assets would be lent to other parties,  or the purchase of commercial  paper. For   may (a) purchase bonds, debentures,  other
but this limitation does not apply to         these  purposes,  the purchase of a         debt  securities  and hybrid  instruments,
purchases of publicly issued debt securities  portion of an issue of debt securities      including  short-term   obligations;   (b)
or to repurchase agreements.                  which is part of an issue to the public     enter into  repurchase  transactions;  (c)
                                              shall not be considered  the making of      lend  portfolio  securities,  provided
                                              a loan.                                     that the value of loaned  securities  does
                                                                                          not  exceed  33 1/3% of the  Fund's  total
                                                                                          assets; (d) make short-term loans to other
                                                                                          investment  companies that are part of the
                                                                                          same  group of  investment  companies,  as
                                                                                          part  of an  interfund  loan  program,  as
                                                                                          allowed  by  applicable  laws,  rules  and
                                                                                          regulatory orders.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Joint Trading Accounts:
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not participate on a joint or    No fundamental restriction.                 No change is proposed.
joint and several basis in any securities
trading account.                              A specific joint trading account
                                              restriction is not required under any
                                              applicable law. If the Fund for Income
                                              wanted to participate in a joint trading
                                              account or arrangement, it would have to
                                              obtain exemptive relief from the SEC.
------------------------------------------------------------------------------------------------------------------------------------
Underwriting:
------------------------------------------------------------------------------------------------------------------------------------
The Funds may not:                            Same as Government Mortgage Fund            The Fund may not:

underwrite  securities issued by others,                                                  underwrite  securities  issued by  others,
except to the extent that a Fund may be                                                   except to the extent  that the Fund may be
considered an underwriter within the                                                      considered  an   underwriter   within  the
meaning of the Securities Act of 1933, as                                                 meaning  of the  Securities  Act  when the
amended (the  "Securities  Act"),  in                                                     reselling   securities  held  in  its  own
disposition of restricted securities.                                                     portfolio.

------------------------------------------------------------------------------------------------------------------------------------
Diversification:
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             The Fund may not:                           The Fund is diversified.

with respect to 75% of its total assets,      purchase the securities of any issuer       Under the 1940 Act, a fund is
purchase the securities of any issuer         (except the U.S. government, its agencies   "diversified" if  with respect to 75% of
(other than securities issued or guaranteed   and instrumentalities), with regard to      its assets, no more than 5% can be
by the U.S. government or any of its          75% of its total assets, if as a result     invested in any one issuer (other than
agencies or instrumentalities) if, as a       more than 5% of its total assets would be   U.S. Government Securities), and no more
result, (a) more than 5% of its total         invested in the securities of such          than 10% of the outstanding voting
assets would be invested in the securities    issuer.  In determining the issuer of a     securities of any issuer can be held by a
of that issuer, or (b) the Fund would hold    tax-exempt security, each state and each    fund.
more than 10% of the outstanding voting       political subdivision, agency, and
securities of that issuer.                    instrumentality of each state and each
                                              multi-state agency of which such state is
                                              a member is a separate issuer. Where
                                              securities are backed only by assets and
                                              revenues of a particular instrumentality,
                                              facility or subdivision, such entity is
                                              considered the issuer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Real Estate:
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             No fundamental restriction.                 The Fund may not:

purchase or sell real estate unless                                                       purchase or sell real estate unless
acquired as a result of ownership of                                                      acquired as a result of direct ownership
securities or other instruments (but this                                                 of securities or other instruments.  This
shall not prevent the Fund from investing                                                 restriction shall not prevent the Fund
in securities or other instruments backed                                                 from investing in securities or other
by real estate or securities of companies                                                 instruments backed by real estate or
engaged in the real estate business).                                                     securities of companies engaged in the
Investments by the Fund in securities                                                     real estate business, including real
backed by mortgages on real estate or in                                                  estate investment trusts.  This
marketable securities of companies engaged                                                restriction does not preclude the Fund
in such activities are not hereby precluded.                                              from buying securities backed by
                                                                                          mortgages on real estate or  securities of
                                                                                          companies engaged in such activities. This
                                                                                          restriction  shall not prevent a Fund from
                                                                                          investing   in   real   estate   operating
                                                                                          companies and shares of companies  engaged
                                                                                          in other real estate related businesses.
------------------------------------------------------------------------------------------------------------------------------------
Pledging:
------------------------------------------------------------------------------------------------------------------------------------
No fundamental restriction.                   The Fund may not:                           No fundamental restriction.

                                              pledge, mortgage, or hypothecate its        The restriction on pledging was based on
                                              assets, except that, to secure borrowings   state law requirements that are no longer
                                              permitted by its fundamental restriction    applicable.
                                              on borrowing, it may pledge securities
                                              having a market value at the time of
                                              pledge not exceeding 10% of the value of
                                              its total assets.
------------------------------------------------------------------------------------------------------------------------------------
Commodities:
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             The Fund may not:                           No change is proposed.

purchase or sell  physical  commodities       purchase or sell  commodities  or
unless  acquired as a result of  ownership    commodity contracts, oil, gas or other
of securities or other instruments (but this  mineral exploration or development
shall not prevent the Fund from  purchasing   programs.
or selling  options and futures contracts
or from  investing in  securities  or other
instruments backed by physical commodities).


-----------------------------------------------------------------------------------------------------------------------------------
Ohio Regional Stock Fund                      Established Value - Current                 Established Value - Proposed
------------------------------------------------------------------------------------------------------------------------------------
Concentration:
------------------------------------------------------------------------------------------------------------------------------------
The Fund will not:                            The Fund will not concentrate more than     The Fund may not:
                                              25% of its total assets in any one
purchase the securities of any issuer         industry.                                   purchase the securities of any issuer
(other than securities issued or guaranteed                                               (other than the securities issued or
by the U.S. government or any of its                                                      guaranteed by the U.S. government or any
agencies or instrumentalities, or                                                         of its agencies or instrumentalities, or
repurchase agreements secured thereby) if,                                                repurchase agreements secured thereby)
as a result, more than 25% of its total                                                   if, as a result, 25% or more of its total
assets would be invested in the securities                                                assets would be invested in the
of companies whose principal business                                                     securities of companies whose principal
activities are in the same industry.  In                                                  business activities are in the same
the utilities category, the industry shall                                                industry.  This restriction shall not
be determined according to the service                                                    prevent the Fund from investing all of
provided.  For example, gas, electric,                                                    its assets in a "master" fund that has
water and telephone will be considered as                                                 adopted similar investment objections,
separate industries.                                                                      policies and restrictions.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             The Fund will not borrow money, except as   The Fund may not:
                                              a temporary measure for extraordinary or
borrow money, except that (a) the Fund may    emergency purposes, and then only in        borrow money, except that the Fund may
enter into commitments to purchase            amounts not exceeding 5% of the total       (a) enter into commitments to purchase
securities in accordance with its             assets of the Fund, taken at the lower of   securities and instruments in accordance
investment program, including                 acquisition cost or market value.           with its investment program, including
delayed-delivery and when-issued securities                                               when-issued and delayed-delivery
and reverse repurchase agreements, provided                                               transactions, reverse repurchase
that the total amount of any such borrowing                                               agreements and "dollar roll"
does not exceed 33 1/3 % of the Fund's                                                    transactions, provided that the total
total assets; and (b) the Fund may borrow                                                 amount of any borrowing does not exceed
money for temporary or emergency purposes                                                 33 1/3% of the Fund's total assets at the
in an amount not exceeding 5% of the value                                                time of the transaction; (b) borrow money
of its total assets at the time when the                                                  in an amount not to exceed 33 1/3% of the
loan is made.  Any borrowings representing                                                value of its total assets at the time the
more than 5% of the Fund's total assets                                                   loan is made; and (c) borrow money on a
must be repaid before the Fund may make                                                   short-term basis from investment
additional investments.                                                                   companies that are part of the same group
                                                                                          of  investment  companies  to  the  extent
                                                                                          allowed  by  applicable   laws,  rules  or
                                                                                          regulatory  orders  in an  amount  not  to
                                                                                          exceed  33 1/3% of the  value of its total
                                                                                          assets  at the  time  the  loan  is  made.
                                                                                          Borrowings  representing more than 33 1/3%
                                                                                          of the Fund's  total assets must be repaid
                                                                                          before   the  Fund  may  make   additional
                                                                                          investments.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Senior Securities
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             No fundamental restriction.                 The Fund may not:

issue any senior security (as defined in                                                  issue any senior security (as defined in
the 1940 Act), except that (a) the Fund may                                               the 1940 Act), except that (a) the Fund
engage in transactions that may result in                                                 may engage in transactions that may
the issuance of senior securities to the                                                  result in the issuance of senior
extent permitted under applicable                                                         securities to the extent permitted under
regulations and interpretations of the 1940                                               applicable regulations and
Act or an exemptive order; (b) the Fund may                                               interpretations of the 1940 Act, an
acquire other securities, the acquisition                                                 exemptive order or interpretation of the
of which may result in the issuance of a                                                  staff of the SEC; (b) the Fund may
senior security, to the extent permitted                                                  acquire other securities, the acquisition
under applicable regulations or                                                           of which may result in the issuance of a
interpretations of the 1940 Act; and (c)                                                  senior security, to the extent permitted
subject to the restrictions set forth                                                     under applicable regulations or
above, the Fund may borrow money as                                                       interpretations of the 1940 Act; (c)
authorized by the 1940 Act.                                                               subject to the restrictions described in
                                                                                          the Statement of  Additional  Information,
                                                                                          the Fund may borrow money as authorized by
                                                                                          the 1940  Act;  and (d) the Fund may issue
                                                                                          multiple  classes of shares in  accordance
                                                                                          with regulations of the SEC.
------------------------------------------------------------------------------------------------------------------------------------
Lending:
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             The Fund will not make loans, except (a)    The Fund may not:
                                              through the purchase of publicly
lend any security or make any other loan      distributed  corporate securities,  U.S.    make loans,  except as follows:  the Fund,
if, as a result, more than 33 1/3% of its     government obligations,  certificates of    consistent  with its  investment  program,
total assets would be lent to other           deposit,  high-grade  commercial paper      may (a) purchase bonds, debentures,  other
parties, but this limitation does not         and other money market instruments,         debt  securities  and hybrid  instruments,
apply to purchases of publicly issued debt    and (b) loans of portfolio securities to    including  short-term   obligations;   (b)
securities or to repurchase agreements.       persons unaffiliated with the Trust not     enter into  repurchase  transactions;  (c)
                                              in excess of 20% of the value of the        lend portfolio  securities,  provided that
                                              Fund's total assets (taken at market        the  value of loaned  securities  does not
                                              value) made in accordance with the          exceed 33 1/3% of the Fund's total assets;
                                              guidelines of the SEC and with any          and (d)  make  short-term  loans  to other
                                              standards established from time to time     investment  companies that are part of the
                                              by the Trust's Board of Trustees,           same  group of  investment  companies,  as
                                              including the maintenance of                part  of an  interfund  loan  program,  as
                                              collateral from the borrower at all         allowed  by  applicable  laws,  rules  and
                                              times in an amount at least equal to        regulatory orders."
                                              the current market value of the
                                              securities loaned.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Joint Trading Accounts:
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             The Fund will not participate on a joint,   No fundamental restriction.
                                              or a joint and several, basis in any
participate on a joint or joint and several   securities trading account.                 A specific joint trading account
basis in any securities trading account.                                                  restriction is not required under any
                                                                                          applicable law. If the  Established  Value
                                                                                          Fund  wanted  to  participate  in a  joint
                                                                                          trading account or  arrangement,  it would
                                                                                          have to obtain  exemptive  relief from the
                                                                                          SEC.
------------------------------------------------------------------------------------------------------------------------------------
Underwriting:
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             The Fund will not underwrite the            The Fund may not:
                                              securities of other issuers, except
underwrite securities issued by others,       insofar as it may technically be deemed     underwrite securities issued by others,
except to the extent that the Fund may be     an underwriter under the Securities Act     except to the extent that the Fund may be
considered an underwriter within the          in connection with the disposition of       considered an underwriter within the
meaning of the Securities Act in the          portfolio securities.                       meaning of the Securities Act when
disposition of restricted securities.                                                     reselling securities held in its own
                                                                                          portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Diversification:
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             The Fund will not purchase any securities   The Established Value Fund is diversified.
                                              (other than obligations issued or
with respect to 75% of its total assets,      guaranteed by the U.S. government or its    Under the 1940 Act, a fund is
purchase the securities of any issuer         agencies or instrumentalities) if           "diversified" if  with respect to 75% of
(other than securities issued or guaranteed   immediately after such purchase, more       these assets, no more than 5% can be
by the U.S. government or any of its          than 5% of its total assets would be        invested in any one issuer (other than
agencies or instrumentalities) if, as a       invested in securities of any one issuer    U.S. government securities), and no more
result, (a) more than 5% of its total         or more than 10% of the outstanding         than 10% of the outstanding voting
assets would be invested in the securities    securities of any one issuer would be       securities of any issuer can be held by a
of that issuer, or (b) the Fund would hold    owned by the Trust and held by the Fund.    fund.
more than 10% of the outstanding voting
securities of that issuer.
------------------------------------------------------------------------------------------------------------------------------------
Real Estate:
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             The Fund will not purchase or sell real     The Fund may not:
                                              estate, except that it is permissible to
purchase or sell real estate unless           purchase securities secured by real         purchase or sell real estate unless
acquired as a result of ownership of          estate or real estate interests or issued   acquired as a result of direct ownership
securities or other instruments (but this     by companies that invest in real estate     of securities or other instruments.  This
shall not prevent the Fund from investing     or real estate interests.                   restriction shall not prevent the Fund
in securities or other instruments backed                                                 from investing in securities or other
by real estate or securities of companies                                                 instruments backed by real estate or
engaged in the real estate business).                                                     securities of companies engaged in the
Investments by the Fund in securities                                                     real estate business, including real
backed by mortgages on real estate or in                                                  estate investment trusts.  This
marketable securities of companies engaged                                                restriction does not preclude the Fund
in such activities are not hereby precluded.                                              from buying securities backed by
                                                                                          mortgages on real estate or  securities of
                                                                                          companies engaged in such activities. This
                                                                                          restriction  shall not prevent a Fund from
                                                                                          investing   in   real   estate   operating
                                                                                          companies and shares of companies  engaged
                                                                                          in other real estate related businesses.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Pledging:
------------------------------------------------------------------------------------------------------------------------------------
No fundamental restriction.                   The Fund will not mortgage, pledge or       No fundamental restriction.
                                              hypothecate securities, except in
                                              connection with a permissible borrowing     This restriction is being eliminated as
                                              and then only in amounts not exceeding      unnecessary.  The restriction was based
                                              10% of the value of its assets (taken at    on state law requirements that are no
                                              the lower of acquisition cost or market     longer applicable.
                                              value).
------------------------------------------------------------------------------------------------------------------------------------
Short Sales, Margin:
------------------------------------------------------------------------------------------------------------------------------------
No fundamental restriction.                   The Fund will not make short sales of       No fundamental restriction.
                                              securities, or purchase securities on
As a matter of non-fundamental policy, the    margin, except for short-term credit as     This restriction is being eliminated as
Fund may not:                                 is necessary for the clearance of           unnecessary. Eliminating this restriction
                                              transactions.                               will not change the Established  Value
make short sales of securities,  other                                                    Fund's  present investment practices.
than short sales "against the box," or
purchase securities on margin except for
short-term credits necessary for clearance
of portfolio transactions, provided that
this restriction will not be applied to
limit the use of options,  futures
contracts and related options,  in the
manner otherwise  permitted by the
investment restrictions, policies and
investment program of the Fund.
------------------------------------------------------------------------------------------------------------------------------------
Investing for Control
------------------------------------------------------------------------------------------------------------------------------------
No fundamental restriction.                   The Fund will not invest in companies for   No fundamental restriction.
                                              the purpose of exercising control or
                                              management.                                 This  restriction  was  based on state law
                                                                                          requirements    that    are   no    longer
                                                                                          applicable.  Because the Established Value
                                                                                          Fund invests in  securities  with a market
                                                                                          capitalization   of   $1   billion,   this
                                                                                          restriction is unnecessary.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities
------------------------------------------------------------------------------------------------------------------------------------
No fundamental restriction.                   The Established Value Fund will not         No fundamental restriction.
                                              purchase securities subject to
As a matter of non-fundamental policy,  the   restrictions on disposition under the       The amount of restricted securities that
Fund may not:                                 Securities Act.                             the Fund could acquire would be limited
                                                                                          by its ability to acquired illiquid
invest more than 15% of its net assets in                                                 securities, up to 5% of the value of its
illiquid securities, which may include                                                    portfolio..
restricted securities
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities
------------------------------------------------------------------------------------------------------------------------------------
No fundamental restriction.                   The Fund will not purchase securities for   No fundamental restriction.
                                              which no readily available market
As a matter of non-fundamental policy, the    quotation exists, if at the time of         This restriction is no longer required by
Fund may not:                                 acquisition more than 5% of its total       state law or the 1940 Act. Removing this
                                              assets would be invested in such            restriction gives the Trustees greater
Invest more than 15% of its net assets in     securities (repurchase agreements           flexibility to respond to developing
illiquid securities.  Illiquid securities     maturing in more than seven days are        markets for restricted, but liquid,
are securities that are not readily           included within this restriction).          securities and regulatory changes
marketable or cannot be disposed of                                                       concerning the permitted levels of
promptly within seven days and in the usual                                               investment in such securities.
course of business at approximately the
price at which the Fund has valued them.
Such securities  include,  but are not
limited to, time deposits and repurchase
agreements with maturities longer than
seven days.  Securities that may be resold
under Rule 144A,  securities offered pursuant
to Section 4(2) of, or securities  otherwise
subject to  restrictions or limitations on
resale under the Securities Act  ("Restricted
Securities") shall not be deemed illiquid
solely by reason of being unregistered.
The Adviser determines whether a particular
security is deemed to be liquid based on
the trading markets for the specific security
and other factors.
------------------------------------------------------------------------------------------------------------------------------------
Options
------------------------------------------------------------------------------------------------------------------------------------
No fundamental restriction.                   The Fund will not write, purchase or sell   No change is proposed.
                                              puts, calls or combinations thereof.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Investment Companies
------------------------------------------------------------------------------------------------------------------------------------
No fundamental restriction.                   The Fund will not purchase the securities   None.  Instead, the Established Value
                                              of other investment companies, except in    Fund will adopt the Victory Portfolios'
                                              connection with a merger, consolidation,    standard non-fundamental  investment
As a matter of non-fundamental policy, the    reorganization or acquisition of assets,    restriction:
Fund may:                                     and except by purchase in the open market
                                              of securities of closed-end investment      The Fund may:
invest up to 5% of its total assets in the    companies involving only customary
securities of any one investment company,     broker's commissions, and then only         invest up to 5% of its total assets in the
but may not own more than 3% of the           if immediately after such purchase, no      securities of any one investment  company,
securities of any one investment company or   more than 10% of the value of the           but  may  not  own  more  than  3% of  the
invest more than 10% of its total assets in   total assets f the Fund would be            securities of any one  investment  company
the securities of other investment            invested in such securities.                or  invest  more  than  10% of  its  total
companies.  Pursuant to an exemptive order                                                assets   in  the   securities   of   other
received by the Trust from the SEC, the                                                   investment   companies.   Pursuant  to  an
Fund may invest in the other money market                                                 exemptive order received by the Trust from
funds of the Trust. Each Fund will waive                                                  the SEC,  the Fund may invest in the other
the portion of its fee attributable to the                                                money market funds of the Trust. Each Fund
assets of each Fund invested in such money                                                will   waive  the   portion   of  its  fee
market funds to the extent required by the                                                attributable  to the  assets  of each Fund
laws of any jurisdiction in which shares of                                               invested in such money market funds to the
the Funds are registered for sale.                                                        extent   required   by  the  laws  of  any
However, the Fund may not purchase the                                                    jurisdiction  in which shares of the Funds
securities of any registered open-end                                                     are registered for sale. In addition,  the
investment company or registered unit                                                     Fund may not:  Purchase the  securities of
investment trust in reliance on Section                                                   any registered open-end investment company
12(d)(1)(G) or Section 12(d)(1)(F) of                                                     or  registered  unit  investment  trust in
the 1940 Act, which permits operation                                                     reliance on Section 12(d)(1)(G) or Section
as a "fund of funds."                                                                     12(d)(1)(F) of the 1940 Act, which permits
                                                                                          operation as a "fund of funds."

------------------------------------------------------------------------------------------------------------------------------------
Commodities
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not:                             The Fund will not purchase or sell          No change is proposed.
                                              commodities, commodity contracts, or
                                              interests in oil, gas or other mineral
purchase or sell physical commodities         exploration or development  programs,
unless acquired as a result of ownership      except that it is permissible to purchase
of securities or other instruments (but       securities  issued by companies that
this shall not prevent the Fund from          hold interests in oil, gas or other mineral
purchasing or selling options and futures     exploration or development programs.
contracts or from investing in securities
or other instruments backed by physical
commodities).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Ownership of Portfolio Securities by Trustees or Officers
------------------------------------------------------------------------------------------------------------------------------------
No fundamental restriction.                   The Fund will not purchase or retain the    No change is proposed.
                                              securities of any issuer if any Trustee
                                              or officer of the Trust is or becomes a
                                              director or officer of such issuer and
                                              owns beneficially more than 1/2 of 1% of
                                              the securities of such issuer, or if
                                              those directors, trustees and officers of
                                              the Trust and its investment adviser who
                                              are directors or officers of such issuer
                                              together own or acquire more than 5% of
                                              the securities of such issuer.
------------------------------------------------------------------------------------------------------------------------------------
Unseasoned Issuers
------------------------------------------------------------------------------------------------------------------------------------
No fundamental restriction.                   The Fund will not purchase any securities   No change is proposed.
                                              of companies which have (with their
                                              predecessors) a record of less than three
                                              years of continuous operation, if at the
                                              time of acquisition more than 5% of its
                                              total assets would be invested in such
                                              securities.


                              FINANCIAL STATEMENTS


         The audited Financial Statements of Fund for Income, a portfolio of The Victory Portfolios, are incorporated by reference to the Annual Report of the predecessor to Fund for Income, Gradison Government Income Fund, a portfolio of Gradison Custodian Trust (File No. 811-5198) dated December 31, 1998.

         The audited Financial Statements of Established Value Fund, a portfolio of The Victory Portfolios, are incorporated by reference to the Annual Report of The Victory Portfolios (File No. 811-4852) dated March 31, 1999.

         The audited Financial Statements of Government Mortgage Fund and Ohio Regional Stock Fund, portfolios of The Victory Portfolio, are incorporated by reference to the Annual Report of The Victory Portfolios (File No.
811-4852) dated October 31, 1998.

         Pro forma financial statements as of October 31, 1999, which give effect to the Reorganization of Government Mortgage Fund into Fund for Income and Ohio Regional Stock Fund and Established Value Fund follow.

THE VICTORY PORTFOLIOS
Pro Forma Combining
Statements of Assets and Liabilities
October 31, 1999
(Amounts in thousands, except per share amounts)
(Unaudited)                                                                Victory      Victory
                                                                          Government    Fund for                      Combined
                                                                        Mortgage Fund   Income       Adjustments   Pro Forma Totals
                                                                        -------------   ------       -----------   ----------------
ASSETS:
Investments, at value (Cost $99,860 & $235,810)                         $  98,709     $ 230,775     $          --   $ 329,484
Cash                                                                           51            --                --          51
Interest receivable                                                           624         2,129                --       2,753
Receivable for capital shares issued                                           --             2                --           2
Receivable from brokers for investments sold                                   13            --                --          13
Receivabli from affiliates                                                     --             9                --           9
Prepaid expenses and other assets                                               7            26                --          33
                                                                        ---------     ---------     -------------   ---------
       Total Assets                                                        99,404       232,941                --     332,345
                                                                        ---------     ---------     -------------   ---------
LIABILITIES:
Dividends payable                                                              --            --                --          --
Payable to brokers for investments purchased                                   --            --                --          --
Payable for capital shares redeemed                                            --            13                --          13
Accrued expenses and other payables:
   Investment advisory fees                                                    42            85                --         127
   Administration fees                                                          2             2                --           4
   Custodian fees                                                               7            14                --          21
   Accounting fees                                                              2            --                --           2
   Transfer agent fees                                                          3            26                --          29
   Shareholder service fees - Class A                                          20            23                --          43
   Shareholder service fees - Class G                                          --            49                --          49
   Other                                                                        2            37                --          39
                                                                        ---------     ---------     -------------   ---------
       Total Liabilities                                                       78           249                --         327
                                                                        ---------     ---------     -------------   ---------
NET ASSETS:
Capital                                                                   103,722       245,144                --     348,866
Undistributed (distributions in excess) net investment income                 107           192                --         299
Net unrealized appreciation/depreciation from investments                  (1,151)       (5,035)               --      (6,186)
Accumulated undistributed net realized                                         --            --
   losses from investment transactions                                     (3,352)       (7,609)                      (10,961)
                                                                        ---------     ---------     -------------   ---------
       Net Assets                                                       $  99,326     $ 232,692     $          --   $ 332,018
                                                                        =========     =========     =============   =========
Net Assets
   Class A                                                              $  99,326     $  40,270     $          --   $ 139,596
   Class G                                                                     --       192,422                --     192,422
                                                                        ---------     ---------     -------------   ---------
       Total                                                            $  99,326     $ 232,692     $          --   $ 332,018
                                                                        =========     =========     =============   =========
Outstanding units of beneficial interest (shares)
   Class A                                                                  9,364            --            (9,364)
   Class A                                                                     --         3,149             7,765      10,914
   Class G                                                                     --        15,052                --      15,052
                                                                        ---------     ---------     -------------   ---------
       Total                                                                9,364        18,201            (1,599)     25,966
                                                                        =========     =========     =============   =========
Net asset value
      Redemption price per share - Class A                              $   10.61            --     $        2.18
      Redemption price per share - Class A                                     --     $   12.79                --   $   12.79
                                                                        =========     =========     =============   =========
      Redemption price per share - Class G                              $      --     $   12.78     $          --   $   12.78
                                                                        =========     =========     =============   =========
Maximum sales charge - Class A                                               5.75%         2.00%               --        2.00%
                                                                        =========     =========     =============   =========
Maximum offering price per share (100%/(100%-maximum sales charge) of
    net asset value adjusted to nearest cent) - Class A                 $   11.26     $   13.05                --   $   13.05
                                                                        =========     =========     =============   =========

 THE VICTORY PORTFOLIOS
 Pro Forma Combining
 Statements of Operations
 For the Ten Months Ended October 31, 1999

                                                                     Victory         Victory
                                                                    Government      Fund for
                                                                   Mortgage Fund     Income     Adjustments  Combined Pro Forma Tot
                                                                   -------------     ------     -----------  ----------------------

                                                                   For the Ten    For the Ten   For the Ten      For the Ten
                                                                   Months Ended   Months Ended  Months Ended     Months Ended
                                                                   October 31,    October 31,   October 31,      October 31,
                                                                      1999          1999          1999             1999
                                                                      ----          ----          ----             ----
Investment Income:
Interest income                                                     $  5,730        $ 11,622     $     --      $ 17,352
                                                                    --------        --------     --------      --------
   Total Income                                                        5,730          11,622           --        17,352
                                                                    --------        --------     --------      --------
Expenses:
Investment advisory fees                                                 428             827           --         1,255
Administration fees                                                      128             206           --           334
Shareholder service fees - Class A                                       210              56           --           266
Shareholder service fees and 12b-1 fees - Class G                         --             363           --           363
Accounting fees                                                           67              68           --           135
Custodian fees                                                            63              52           --           115
Legal and audit fees                                                       6              47           --            53
Trustees' fees and expenses                                                2               7           --             9
Transfer agent fees                                                       10              83           --            93
Registration and filing fees                                              11              16           --            27
Printing fees                                                              2              23           --            25
Other                                                                      6              13           --            19
                                                                    --------        --------     --------      --------
   Total Expenses                                                        933           1,761           --         2,694
                                                                    --------        --------     --------      --------
Expenses voluntarily reduced                                             (76)           (264)          --          (340)
                                                                    --------        --------     --------      --------
   Expenses before reimbursement from distributor                        857           1,497           --         2,354
      Expenses reimbursed by the distributor                              --             (16)          --           (16)
                                                                    --------        --------     --------      --------
   Net Expenses                                                          857           1,481           --         2,338
                                                                    --------        --------     --------      --------
Net Investment Income                                                  4,873          10,141           --        15,014
                                                                    --------        --------     --------      --------

Realized/Unrealized Gains (losses) from Investments:
Net realized gains (losses) from investment transactions              (2,731)         (1,816)          --        (4,547)
Change in unrealized appreciation/depreciation from invest(1,662)     (1,662)         (7,522)          --        (9,184)
                                                                    --------        --------     --------      --------
Net realized/unrealized gains (losses) from investments               (4,393)         (9,338)          --       (13,731)
                                                                    --------        --------     --------      --------

Change in net assets
   resulting from operations                                        $    480        $    803     $     --      $  1,283
                                                                    ========        ========     ========      ========

Merger Victory Government Mortgage Fund and Victory Fund for Income
Pro Forma Combining Schedule of Portfolio Investments
October 31, 1999
(Amounts in thousands, except shares)                         Shares or
(Unaudited)                                                   Principal Amount                          Market Value

                                                              Gov't          Fund for                   Gov't      Fund for
                                                              Mortgage       Income       Combined      Mortgage   Income  Combined
Collateralized Mortgage Obligations  (17.8%)
Federal National Mortgage Assoc., Series 1988-4, Class Z,$9.25%,      $ 321                  $ 321         $ 329             $ 329
 3/25/18, CMO
Federal National Mortgage Assoc., Series 1999-28, Class ZA,             517                    517           438               438
6.00%, 8/25/27, CMO
Federal Home Loan Mortgage Corp., Series 2152, Class AC,              1,817                  1,817         1,834             1,834
7.50%, 1/15/26, CMO
Federal Home Loan Mortgage Corp., Series 2116, Class D,               1,659                  1,659         1,450             1,450
6.00%, 7/15/26, CMO
Federal National Mortgage Assoc., Series 1997-49, Class B             1,065                  1,065         1,161             1,161
10.00%, 6/17/27, CMO
Federal National Mortgage Assoc., Series 1999-15, Class LA            1,299                  1,299         1,274             1,274
6.50%, 4/25/29, CMO
Government National Mortgage Assoc., Series 1998-16, Class                    $ 3,000        3,000               $ 2,951     2,951
VB, 6.75%, 10/20/07
Government National Mortgage Assoc., Series 1996-21, Class J,                   2,147        2,147                 2,090     2,090
7.00%, 7/16/13
Government National Mortgage Assoc., Series 1999-22, Class                      3,000        3,000                 2,940     2,940
VB, 7.00%, 11/20/14
Government National Mortgage Assoc., Series 1998-19, Class                      1,904        1,904                 1,916     1,916
DB, 8.50%, 6/20/16
Government National Mortgage Assoc., Series 1994-4, Class PG,                   3,000        3,000                 3,021     3,021
7.50%, 8/16/19
Government National Mortgage Assoc., Series 1997-20, Class B,                   1,277        1,277                 1,306     1,306
9.50%, 8/20/21
Government National Mortgage Assoc., Series 1998-4, Class P,                    1,581        1,581                 1,652     1,652
9.00%, 3/20/22
Government National Mortgage Assoc., Series 1998-13, Class                      1,352        1,352                 1,433     1,433
DB, 9.00%, 4/20/22
Government National Mortgage Assoc., Series 1996-25, Class H,                   5,301        5,301                 5,358     5,358
7.50%, 7/16/22
Government National Mortgage Assoc., Series 1996-20, Class C,                   2,000        2,000                 2,021     2,021
7.50%, 5/16/23
Government National Mortgage Assoc., Series 1996-11, Class                      3,500        3,500                 3,502     3,502
PC, 7.00%, 5/20/23
Government National Mortgage Assoc., Series 1999-36, Class                      3,000        3,000                 2,967     2,967
HA, 7.50%, 6/20/23
Government National Mortgage Assoc., Series 1998-12, Class                      2,200        2,200                 2,262     2,262
GA, 9.00%, 12/20/23
Government National Mortgage Assoc., Series 1997-8, Class PL,                   5,000        5,000                 4,884     4,884
7.00%, 1/16/25
Government National Mortgage Assoc., Series 1995-7, Class CQ,                   3,000        3,000                 2,981     2,981
7.50%, 9/16/25
Government National Mortgage Assoc., Series 1996-9, Class PE,                   3,261        3,261                 3,193     3,193
7.00%, 10/20/25
Government National Mortgage Assoc., Series 1999-33, Class H,                   2,000        2,000                 1,991     1,991
7.50%, 1/20/26
Government National Mortgage Assoc., Series 1999-24, Class D,                   2,480        2,480                 2,414     2,414
7.00%, 7/20/26
Government National Mortgage Assoc., Series 1997-2, Class E,                      735          735                   721       721
7.50%, 2/20/27
Government National Mortgage Assoc., Series 1999-6, Class AB,                   2,863        2,863                 2,926     2,926
8.00%, 3/16/28
GovernmentNational Mortgage Assoc., Series 1995-8, Class B,                       246          246                   247       247
7.50%, 8/20/20
                                                                                          -----------------------------------------

Total Collateralized Mortgage Obligations (Cost $60,805)                                            6,486         52,776     59,262

Investment Companies  (0.0%)
Federated U.S. Treasury Cash Reserve Fund                        178,270      178,270                                 178       178
                                                                                          -----------------------------------------
Total Investment Companies (Cost $178)                                                                                178       178

U.S. Government Agencies  (1.8%)
Federal Farm Credit Bank  (1.0%)
5.16%, 11/1/99                                           3,359                  3,359           3,358                        3,358
Federal Home Loan Bank  (0.8%)
5.68%, 12/3/07                                           2,575                  2,575           2,546                        2,546
                                                                                          -----------------------------------------

Total U.S. Government Agencies (Cost $5,932)                                                    5,904           -            5,904

U.S. Government Mortgage Backed  (69.3%)
Federal Home Loan Mortgage Corp.  (7.8%)
6.00%, 4/1/26-2/1/29                                     5,608                  5,608           5,258                        5,258

Merger Victory Government Mortgage Fund and Victory Fund for Income
Pro Forma Combining Schedule of Portfolio Investments
October 31, 1999
(Amounts in thousands, except shares)                    Shares or
(Unaudited)                                              Principal Amount                          Market Value

                                                         Gov't       Fund for                Gov't      Fund for
                                                         Mortgage    Income    Combined      Mortgage   Income     Combined

6.50%, 5/1/26-4/1/29                                     8,266                  8,266           7,940                   7,940
7.00%, 7/1/28-7/1/29                                     5,979                  5,979           5,879                   5,879
7.50%, 9/1/17-3/1/29                                     4,866                  4,866           4,883                   4,883
8.00%, 10/1/28-1/1/29                                      333                    333             340                     340
8.50%, 1/1/29-5/1/29                                     1,491                  1,491           1,543                   1,543
9.50%, 8/1/19-8/1/21                                       130                    130             137                     137
12.00%, 10/1/10                                              4                      4               4                       4
                                                                                               25,984           -      25,984
Federal National Mortgage Assoc.  (12.4%)
6.00%, 12/1/28-7/1/29                                    2,879                  2,879           2,686                   2,686
6.50%, 11/1/13-7/1/29                                   17,871                 17,871          17,245                  17,245
7.00%, 10/1/26-7/1/29                                    5,721                  5,721           5,612                   5,612
7.50%, 4/1/29/5/1/29                                     1,584                  1,584           1,587                   1,587
8.00%, 5/1/17-9/1/29                                     3,191                  3,191           3,251                   3,251
8.50%, 8/1/14-8/1/19                                     8,392                  8,392           8,692                   8,692
9.00%, 8/1/14                                              948                    948             989                     989
9.50%, 1/1/19                                                6                      6               6                       6
10.00%, 5/1/13                                               4                      4               4                       4
10.50%, 1/1/09                                             989                    989           1,046                   1,046
12.00%, 8/1/13                                               3                      3               4                       4
13.00%, 12/1/12                                             32                     32              36                      36
                                                                                          ------------           -------------
                                                                                               41,158           -      41,158
Government National Mortgage Assoc.  (49.0%)
6.50%, 1/15/13-1/15/29                                   4,607    26,697       31,304           4,438      25,681       30,119
6.63%, 1/15/27                                                     2,964        2,964                       2,870        2,870
7.00%, 2/15/17-7/20/29                                  10,521    30,979       41,500          10,370      30,379       40,749
7.50%, 9/15/10-7/15/31                                   2,671    34,577       37,248           2,679      34,658       37,337
7.75%, 8/15/29-11/15/38                                            6,417        6,417                       6,577        6,577
8.00%, 9/15/06-10/20/29                                    661    19,707       20,368             675      20,133       20,808
8.13%, 7/15/38                                                     3,479        3,479                       3,675        3,675
8.25%, 11/15/26-9/15/29                                            3,451        3,451                       3,558        3,558
8.50%, 3/15/05-7/15/29                                     891     7,135        8,026             924       7,418        8,342
8.75%, 3/20/17-4/15/22                                             2,891        2,891                       3,096        3,096
9.00%, 10/15/09-8/15/25                                            1,846        1,846                       1,940        1,940
9.50%,  10/15/02-6/15/21                                    85     1,886        1,971              91       2,015        2,106
10.00%, 6/15/17-8/15/25                                            1,469        1,469                       1,595        1,595
10.25%, 6/15/19                                                       12           12                          13           13
10.50%, 2/15/16                                                       13           13                          14           14
                                                                                          -------------------------------------
                                                                                               19,177     143,622      162,799

Total U.S. Government Mortgage Backed (Cost $233,082)                                          86,319     143,622      229,941

U.S. Treasury Obligations  (10.3%)
U.S. Treasury Bills  (0.4%)
11/26/99                                                           1,305        1,305                       1,301        1,301
U.S. Treasury Bonds  (6.7%)
7.63%, 2/15/07                                                    11,000       11,000                      11,339       11,339
8.75%, 11/15/08                                                   10,000       10,000                      10,892       10,892
                                                                                          ------------------------ ------------
                                                                                                    -      22,231       22,231
U.S. Treasury Notes  (3.2%)
7.75%, 2/15/01                                                     2,000        2,000                       2,050        2,050
7.88%, 11/15/04                                                    8,000        8,000                       8,617        8,617
                                                                                          ------------------------ ------------
                                                                                                    -      10,667       10,667

Total U.S. Treasury Obligations (Cost $34,867)                                                      -      34,199       34,199

Total Investments (Cost $335,670) (a)   -   99.2%                                            $ 98,709   $ 230,775    $ 329,484
Other assets in excess of liabilities   -   0.8%                                                                         2,534
                                                                                                                   ------------
                                                                                                                   ============
TOTAL NET ASSETS   -   100.0%                                                                                        $ 332,018
                                                                                                                   ============
------------

THE VICTORY PORTFOLIOS
Pro Forma Combining
Statements of Assets and Liabilities
October 31, 1999
(Amounts in thousands, except per share amounts)

                                                              Victory          Victory
                                                           Ohio Regional      Established                            Combined
                                                            Stock Fund        Value Fund         Adjustments     Pro Forma Totals
                                                            ----------        ----------         -----------     ----------------
     ASSETS:
     Investments, at value (Cost $13,652 & $302,859)      $    24,403       $  468,942         $       -       $      493,345
     Cash                                                           -                -                 -                   -
     Interest and dividends receivable                             33              219                 -                 252
     Receivable from affiliates                                     1                -                 -                   1
     Receivable for capital shares issued                           -               32                 -                  32
     Receivable from brokers for investments sold                   7              754                 -                 761
     Prepaid expenses and other assets                              6               25                 -                  31
                                                         ------------       ----------         ---------       -------------
             Total Assets                                      24,450          469,972                 -             494,422
                                                         ------------       ----------         ---------       -------------
     LIABILITIES:
     Payable to Custodian                                         150                -                 -
     Payable for capital shares redeemed                            -              183                 -                 183
     Payable to brokers for investments purchased                   -                -                 -                   -
     Accrued expenses and other payables:
         Investment advisory fees                                  14              157                 -                 171
         Administration fees                                        -                3                 -                   3
         Custodian fees                                             2               15                 -                  17
         Accounting fees                                            1                2                 -                   3
         Transfer agent fees                                       11               69                 -                  80
         Shareholder service fees - Class A                         5                -                 -                   5
         Shareholder service and 12b-1fees - Class B                1                -                 -                   1
         12b-1 fees - Class G                                       -              222                 -                 222
         Other                                                      3               33                 -                  36
                                                         ------------       ----------         ---------       -------------
             Total Liabilities                                    187              684                 -                 721
                                                         ------------       ----------         ---------       -------------
     NET ASSETS:
     Capital                                                    5,025          247,619                 -             252,644
     Undistributed net investment income                           11                -                 -                  11
     Net unrealized appreciation/depreciation from
     investments                                               10,751          166,083                 -             176,834
     Accumulated undistributed net realized gains
         (losses) from investment transactions                  8,476           55,586                 -              64,062
                                                         ------------       ----------         ---------       -------------
             Net Assets                                   $    24,263       $  469,288         $       -       $     493,551
                                                         ============       ==========         =========       =============
     Net Assets
         Class A                                          $    23,529       $        -         $      734      $      24,263
         Class B                                                  734                -               (734)                 -
         Class G                                                    -          469,288                 -             469,288
                                                         ------------       ----------         ---------       -------------
             Total                                        $    24,263       $  469,288         $       -       $     493,551
                                                         ============       ==========         =========       =============
     Outstanding units of beneficial interest (shares)
         Class A                                                1,384                -               (677)               707
         Class B                                                   44                -                (44)                 -
         Class G                                                    -           13,678                                13,678
                                                         ------------       ----------         ---------       -------------
             Total                                              1,428           13,678               (721)            14,385
                                                         ============       ==========         =========       =============
     Net asset value
         Redemption price per share - Class A             $     17.00       $        -         $    17.31      $       34.31
         Offering and redemption price per share - Class B*     16.60                -             (16.60)                 -
                                                         ============       ==========         =========       =============
         Redemption price per share - Class G             $         -       $    34.31         $        -      $       34.31
                                                         ============       ==========         =========       =============
     Maximum sales charge - Class A                              5.75%               -                  -               5.75%
                                                         ============       ==========         =========       =============


     Maximum offering price per share (100%/(100%-
     maximum sales charge) of net asset value adjusted
     to nearest cent) - Class A                           $     18.04       $        -         $        -      $       36.40
                                                         ============       ==========         =========       =============

     * Redemption price per Class B Share varies based on length of time held.

                                                            Victory        Victory
                                                         Ohio Regional    Established                      Combined Pro
                                                           Stock Fund      Value Fund      Adjustments     Forma Totals
                                                           ----------      ----------      -----------     ------------
                                                         For the Seven   For the Seven    For the Seven     For the Seven
                                                          Months Ended   Months Ended     Months Ended      Months Ended
                                                          October 31,     October 31,      October 31,      October 31,
                                                              1999           1999             1999             1999
                                                              ----           ----             ----            ----
Investment Income:
Interest income                                            $      2       $    378        $     --         $     380
Dividend income                                                 395          2,868              --             3,263
Securities Lending                                                4             --               4
                                                           --------       --------        --------         ---------
     Total Income                                               401          3,246              --             3,647
                                                           --------       --------        --------         ---------
Expenses:
Investment advisory fees                                        133          1,471             (18)(a)         1,586
Administration fees                                              27            391              --               418
Shareholder service fees - Class A                               42             --              --                42
Shareholder service fees and 12b-1 fees - Class B                 5             --              (5)(b)            --
Shareholder service fees and 12b-1 fees - Class G                --          1,439              --             1,439
Accounting fees                                                  26             54              --                80
Custodian fees                                                   11             60              --                71
Legal and audit fees                                              2             47              --                49
Trustees' fees and expenses                                      --              3              --                 3
Transfer agent fees                                              22            115              --               137
Registration and filing fees                                      7              5              --                12
Printing fees                                                    --             56              --                56
Other                                                             2              6              --                 8
                                                           --------       --------        --------         ---------
     Total Expenses                                             277          3,647             (23)            3,901
                                                           --------       --------        --------         ---------
Expenses voluntarily reduced                                    (12)          (419)             --              (431)

     Expenses before reimbursement from distributor             265          3,228             (23)            3,470
     Expenses reimbursed by the distributor                      (5)           (65)            (70)
                                                           --------       --------        --------         ---------
     Net Expenses                                               260          3,163             (23)            3,400
                                                           --------       --------        --------         ---------
Net Investment Income                                           141             83              --               247
                                                           --------       --------        --------         ---------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions      3,582         30,682              --            34,264
Change in unrealized appreciation/depreciation from
investments                                                  (3,528)        14,949              --            11,421
                                                           --------       --------        --------         ---------

Net realized/unrealized gains (losses) from investments          54         45,631              --            45,685
Change in net assets
                                                           --------       --------        --------         ---------
     resulting from operations                             $    195       $ 45,714        $     --         $  45,932
                                                           ========       ========        ========         =========

(a) Adjustments to reflect the Established Value Fund contractual fee structure for Investment advisory Fees
    (see notes to Pro Forma Financial Statements)
(b) Adjustment to reflect the dissolution of the Class B Shares upon reorganization date.

Merger Ohio Regional Stock Fund and Established Value Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 1999
(Amounts in thousands, except shares)
(Unaudited)                                         Shares or
                                                    Principal Amount                   Market Value

                                                      Ohio                               Ohio
                                                    Regional   Established              Regional      Established
                                                     Stock      Value    Combined        Stock      Value    Combined
                                                     -----      -----    --------        -----      -----    --------
Commercial Paper  (1.8%)
General Electric Capital Corp., 5.33%, 11/1/99                  $ 9,116   $ 9,116                  $ 9,116   $ 9,116
                                                                                      -------------------------------

Total Commercial Paper (Cost $9,116)                                                                 9,116     9,116

Common Stocks  (98.1%)
Aerospace/Defense  (3.2%)
B.F. Goodrich Co.                                               180,000   180,000                    4,264     4,264
Boeing Co.                                                      140,000   140,000                    6,449     6,449
Litton Industries, Inc. (b)                                     105,000   105,000                    4,928     4,928
                                                                                      -------------------------------
                                                                                                    15,641    15,641
Agriculture & Livestock  (0.0%)
Andersons, Inc.                                       20,000               20,000           159                  159
                                                                                      -------------------------------

Airlines  (1.1%)
Comair Holdings, Inc.                                 16,000               16,000           369                  369
Southwest Airlines Co.                                          300,000   300,000                    5,044     5,044
                                                                                      -------------------------------
                                                                                            369      5,044     5,413
Amusement & Recreation Services  (0.1%)
Cedar Fair L.P.                                       20,000               20,000           399                  399
                                                                                      -------------------------------

Automotive Parts  (0.1%)
Dana Corp.                                            17,000               17,000           503                  503
                                                                                      -------------------------------

Banks  (0.7%)
BancFirst Ohio Corp.                                  14,000               14,000           310                  310
Charter One Financial, Inc.                           18,165               18,165           446                  446
First Merit Corp.                                     16,000               16,000           423                  423
Huntington Bancshares, Inc.                           11,000               11,000           326                  326
National City Corp.                                   20,000               20,000           590                  590
Park National Corp.                                    5,000                5,000           495                  495
Provident Financial Group                             17,500               17,500           751                  751
Second Bancorp                                         4,470                4,470           114                  114
United Community Financial Corp.                       1,000                1,000            10                   10
                                                                                      -------------------------------
                                                                                          3,465                3,465
Beverages  (2.0%)
Adolph Coors Co.                                                175,000   175,000                    9,713     9,713
                                                                                      -------------------------------

Brokerage Services  (2.9%)
Morgan Stanley Dean Witter                                       70,000    70,000                    7,722     7,722
Paine Webber Group, Inc.                                        160,000   160,000                    6,520     6,520
                                                                                      -------------------------------
                                                                                                    14,242    14,242
Building Materials  (2.5%)
Armstrong World Industries, Inc.                                100,000   100,000                    3,738     3,738
Centex Corp.                                                    160,000   160,000                    4,290     4,290
Owens Corning Fiberglas Corp.                         15,000               15,000           308                  308
Pulte Corp.                                                     200,000   200,000                    4,025     4,025
                                                                                      -------------------------------
                                                                                            308     12,053    12,361
Chemicals  (1.9%)
Air Products & Chemicals, Inc.                                  180,000   180,000                    4,950     4,950
Englehard Corp.                                                 255,000   255,000                    4,494     4,494
                                                                                      -------------------------------
                                                                                                     9,444     9,444
Chemicals-General  (0.3%)
A. Schulman, Inc.                                     17,500               17,500           272                  272
Ferro Corp.                                           10,000               10,000           204                  204
OM Group, Inc.                                        15,000               15,000           563                  563
RPM, Inc.                                             25,000               25,000           298                  298
                                                                                      -------------------------------
                                                                                          1,337                1,337
Commercial Services  (0.1%)
Convergys Corp. (b)                                   30,000               30,000           587                  587
                                                                                      -------------------------------

Computers & Peripherals  (7.7%)
Computer Sciences Corp. (b)                                     115,000   115,000                    7,899     7,899
Diebold, Inc.                                         25,000               25,000           656                  656
Sun Microsystems, Inc. (b)                                      275,000   275,000                   29,099    29,099
                                                                                      -------------------------------
                                                                                            656     36,998    37,654
Conglomerates  (3.0%)
Crane Co.                                                       210,000   210,000                    4,292     4,292
Lancaster Colony Corp.                                21,000               21,000           734                  734
Myers Industries Inc.                                 18,000               18,000           253                  253

Merger Ohio Regional Stock Fund and Established Value Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 1999
(Amounts in thousands, except shares)
(Unaudited)                                         Shares or
                                                    Principal Amount                   Market Value

                                                      Ohio                               Ohio
                                                    Regional   Established              Regional      Established
                                                     Stock      Value    Combined        Stock      Value    Combined
                                                     -----      -----    --------        -----      -----    --------
Textron, Inc.                                                   125,000   125,000                    9,648     9,648
                                                                                      -------------------------------
                                                                                            987     13,940    14,927
Consumer Products  (1.7%)
American Greetings Corp.                              11,000               11,000           285                  285
Fortune Brands, Inc.                                            220,000   220,000                    7,796     7,796
Gibson Greetings, Inc. (b)                            21,000               21,000           102                  102
                                                                                      -------------------------------
                                                                                            387      7,796     8,183
Electronic & Electrical-General  (3.8%)
Honeywell, Inc.                                                  90,000    90,000                    9,489     9,489
Johnson Controls, Inc.                                          148,000   148,000                    8,991     8,991
Pioneer-Standard Electronics, Inc.                    15,000               15,000           196                  196
                                                                                      -------------------------------
                                                                                            196     18,480    18,676
Electronics (0.3%)
Keithley Instruments, Inc.                            35,000               35,000           556                  556
Parker Hannifin Corp.                                 19,400               19,400           888                  888
                                                                                      -------------------------------
                                                                                          1,444                1,444
Engineering, Industrial Construction  (0.0%)
Corrpro Cos., Inc. (b)                                12,500               12,500            86                   86
                                                                                      -------------------------------

Entertainment  (0.9%)
Brunswick Corp.                                                 190,000   190,000                    4,299     4,299
                                                                                      -------------------------------

Financial & Insurance  (2.5%)
AMBAC Financial Group, Inc.                                     110,000   110,000                    6,573     6,573
MBIA, Inc.                                                      100,000   100,000                    5,706     5,706
                                                                                      -------------------------------
                                                                                                    12,279    12,279
Financial Services  (13.5%)
Citigroup, Inc.                                                 337,500   337,500                   18,267    18,267
Countrywide Credit Industries, Inc.                             150,000   150,000                    5,091     5,091
Fannie Mae                                                       95,000    95,000                    6,721     6,721
Household International, Inc.                                   450,000   450,000                   20,081    20,081
Providian Financial Corp.                                       150,000   150,000                   16,350    16,350
                                                                                      -------------------------------
                                                                                                    66,510    66,510
Food Distributors, Supermarkets
    & Wholesalers (2.4%)
Albertsons, Inc.                                                201,600   201,600                    7,321     7,321
Kroger Co. (b)                                        15,000               15,000           312                  312
SUPERVALU, Inc.                                                 200,000   200,000                    4,200     4,200
                                                                                      -------------------------------
                                                                                            312     11,521    11,833
Food Processing & Packaging  (0.0%)
J.M. Smucker Co., Class A                              5,000                5,000            99                   99
                                                                                      -------------------------------

Food Products  (0.8%)
Earthgrains Co.                                                 180,000   180,000                    4,106     4,106
                                                                                      -------------------------------

Forest Products-Lumber & Paper  (1.1%)
Georgia Pacific Corp.                                           130,000   130,000                    5,159     5,159
Mead Corp.                                            10,000               10,000           360                  360
                                                                                      -------------------------------
                                                                                            360      5,159     5,519
Health Care  (1.1%)
Gliatech, Inc. (b)                                    10,500               10,500            86                   86
Invacare Corp.                                        25,000               25,000           521                  521
Omnicare, Inc.                                        16,000               16,000           148                  148
Steris Corp. (b)                                       2,000                2,000            27                   27
WellPoint Health Networks (b)                                    80,000    80,000                    4,640     4,640
                                                                                      -------------------------------
                                                                                            782      4,640     5,422
Heavy Machinery  (1.7%)
Ingersoll Rand Co.                                              165,000   165,000                    8,621     8,621
                                                                                      -------------------------------

Household Goods-Appliances,
    Furnishings & Electronics (3.7%)
Premark International, Inc.                                     185,000   185,000                   10,129    10,129
Whirlpool Corp.                                                 115,000   115,000                    8,014     8,014
                                                                                      -------------------------------
                                                                                                    18,143    18,143
Insurance  (0.2%)
Ohio Casualty Corp.                                   29,000               29,000           484                  484
State Auto Financial Corp.                            48,000               48,000           552                  552
                                                                                      -------------------------------
                                                                                          1,036                1,036
Insurance-Multi-Line  (4.3%)
Aegon NV                                                        100,538   100,538                    9,243     9,243

Merger Ohio Regional Stock Fund and Established Value Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 1999
(Amounts in thousands, except shares)
(Unaudited)                                         Shares or
                                                    Principal Amount                   Market Value

                                                      Ohio                               Ohio
                                                    Regional   Established              Regional      Established
                                                     Stock      Value    Combined        Stock      Value    Combined
                                                     -----      -----    --------        -----      -----    --------

CIGNA Corp.                                                      93,000    93,000                    6,952     6,952
Cincinnati Financial Corp.                             9,450                9,450           338                  338
Hartford Financial Services Group, Inc.                          84,000    84,000                    4,352     4,352
Progressive Corp.                                      6,000                6,000           556                  556
                                                                                      -------------------------------
                                                                                            894     20,547    21,441
Insurance-Property, Casualty, Health  (0.7%)
UnumProvident Corp.                                             109,500   109,500                    3,607     3,607
                                                                                      -------------------------------

Leisure-Recreation, Gaming  (2.2%)
Royal Caribbean Cruises Ltd.                                    200,000   200,000                   10,613    10,613
                                                                                      -------------------------------

Machine Tools  (0.8%)
Genesis Worldwide, Inc.                                5,000                5,000            28                   28
Lincoln Electric Holdings                             24,000               24,000           537                  537
Milacron, Inc.                                        17,000    178,500   195,500           279      2,934     3,213
                                                                                      -------------------------------
                                                                                            844      2,934     3,778
Manufacturing - Capital Goods  (0.3%)
Commercial Intertech Corp.                            16,000               16,000           203                  203
Gorman-Rupp Co.                                       25,000               25,000           378                  378
Robbins & Myers, Inc.                                 14,000               14,000           227                  227
Thor Industries, Inc.                                 21,000               21,000           530                  530
                                                                                      -------------------------------
                                                                                          1,338                1,338
Manufacturing-Miscellaneous  (2.0%)
Cooper Industries, Inc.                                         118,000   118,000                    5,081     5,081
Eaton Corp.                                            2,000                2,000           151                  151
Trinity Industries                                              160,000   160,000                    4,770     4,770
                                                                                      -------------------------------
                                                                                            151      9,851    10,002
Media  (0.1%)
Scripps (E.W.) Co., Class A                           15,000               15,000           693                  693
                                                                                      -------------------------------

Metals-Fabrication  (0.1%)
Brush Wellman, Inc.                                    4,000                4,000            53                   53
RTI International Metals (b)                          10,000               10,000            73                   73
Timken Co.                                            12,000               12,000           215                  215
Worthington Industries, Inc.                           8,000                8,000           133                  133
                                                                                      -------------------------------
                                                                                            474                  474
Mining (0.1%)
Cleveland Cliffs, Inc.                                 5,500                5,500           164                  164
Oglebay Norton Co.                                    10,000               10,000           195                  195
                                                                                      -------------------------------
                                                                                            359                  359
Newspapers  (1.5%)
Gannett Co., Inc.                                                97,000    97,000                    7,481     7,481
                                                                                      -------------------------------

Oil & Gas Exploration, Production
    & Services  (5.3%)
Coastal Corp.                                                   290,000   290,000                   12,217    12,217
El Paso Energy Corp.                                            200,000   200,000                    8,200     8,200
Transocean Offshore, Inc.                                       210,000   210,000                    5,709     5,709
                                                                                      -------------------------------
                                                                                                    26,126    26,126
Oil-Integrated Companies  (0.1%)
USX - Marathon Group, Inc.                            22,000               22,000           641                  641
                                                                                      -------------------------------

Paint, Varnishes, Enamels  (1.1%)
Sherwin-Williams Co.                                  20,000    225,000   245,000           448      5,034     5,482
                                                                                      -------------------------------

Real Estate Investment Trusts  (0.1%)
Developers Divers Realty                              16,000               16,000           228                  228
Health Care REIT, Inc.                                14,000               14,000           250                  250
                                                                                      -------------------------------
                                                                                            478                  478
Restaurants  (2.5%)
Bob Evans Farms, Inc.                                  9,000                9,000           124                  124
Brinker International, Inc. (b)                                 250,000   250,000                    5,828     5,828
Wendy's International, Inc.                           12,000    254,000   266,000           286      6,064     6,350
                                                                                      -------------------------------
                                                                                            410     11,892    12,302
Retail  (4.2%)
Dayton Hudson Corp.                                             250,000   250,000                   16,156    16,156
KMart Corp. (b)                                                 450,000   450,000                    4,528     4,528
Too, Inc. (b)                                          2,000                2,000            32                   32
                                                                                      -------------------------------
                                                                                             32     20,684    20,716
Retail-Department Stores  (1.0%)

Merger Ohio Regional Stock Fund and Established Value Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 1999
(Amounts in thousands, except shares)
(Unaudited)                                         Shares or
                                                    Principal Amount                   Market Value

                                                      Ohio                               Ohio
                                                    Regional   Established              Regional      Established
                                                     Stock      Value    Combined        Stock      Value    Combined
                                                     -----      -----    --------        -----      -----    --------

Federated Department Stores (b)                                 110,000   110,000                    4,696     4,696
                                                                                      -------------------------------

Retail-Specialty Stores  (1.8%)
Jo-Ann Stores Inc., Class A (b)                        8,000                8,000           112                  112
Jo-Ann Stores Inc., Class B (b)                        8,000                8,000           102                  102
Limited, Inc.                                         14,000               14,000           575                  575
Lowe's Cos., Inc.                                               140,000   140,000                    7,700     7,700
OfficeMax, Inc. (b)                                   20,000               20,000           101                  101
Value City Department Stores, Inc. (b)                10,000               10,000           154                  154
                                                                                      -------------------------------
                                                                                          1,044      7,700     8,744
Rubber & Rubber Products  (0.1%)
Cooper Tire & Rubber Co.                              13,000               13,000           219                  219
Goodyear Tire & Rubber Co.                             9,000                9,000           371                  371
                                                                                      -------------------------------
                                                                                            590                  590
Software & Computer Services (0.1%)
Reynolds & Reynolds Co., Class A                      33,000               33,000           600                  600
                                                                                      -------------------------------

Staffing  (0.7%)
Interim Services, Inc. (b)                                      218,000   218,000                    3,583     3,583
                                                                                      -------------------------------

Steel  (0.0%)
Shiloh Industries, Inc.                               25,000               25,000           234                  234
                                                                                      -------------------------------

Telecommunications  (4.5%)
Qualcomm, Inc. (b)                                              100,000   100,000                   22,275    22,275
                                                                                      -------------------------------

Tools & Hardware Manufacturing  (1.1%)
Black & Decker Corp.                                            125,000   125,000                    5,375     5,375
                                                                                      -------------------------------

Transportation  (1.3%)
FDX Corp. (b)                                                   145,000   145,000                    6,244     6,244
                                                                                      -------------------------------

Utilities-Electric  (1.4%)
CINergy Corp.                                         16,000               16,000           452                  452
DPL, Inc.                                             36,000               36,000           729                  729
Duke Energy Corp.                                               105,000   105,000                    5,933     5,933
                                                                                      -------------------------------
                                                                                          1,181      5,933     7,114
Utilities-Telecommunications  (1.4%)
Cincinnati Bell, Inc. (b)                             25,000               25,000           520                  520
SBC Communications, Inc.                                        130,000   130,000                    6,622     6,622
                                                                                      -------------------------------
                                                                                            520      6,622     7,142

Total Common Stocks (Cost $307,395)                                                      24,403    459,826   484,229
                                                                                      -------------------------------

Total Investments (Cost $316,511) (a)   -   99.9%                                      $ 24,403  $ 468,942 $ 493,345
Liabilities in excess of other assets   -   0.1%                                                                 206
                                                                                                           ----------
                                                                                                           ==========
TOTAL NET ASSETS   -   100.0%                                                                              $ 493,551
                                                                                                           ==========
------------


                             The Victory Portfolios
                     Notes to Pro Forma Financial Statements
                                October 31, 1999
                                   (Unaudited)

1.      Organization Prior to Proposed Reorganization

        The Victory Government Mortgage Fund, the Victory Fund for Income, the Victory Ohio Regional Stock Fund and the Victory Established Value Fund (the Victory Funds), each are separate investment portfolios offered by The Victory Portfolios (the "Trust").

        The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Victory Government Mortgage Fund is to seek a high level of current income consistent with safety of principal. The investment objective of the Victory Fund for Income is to provide a high level of current income consistent with preservation of shareholders' capital. The investment objective of the Victory Ohio Regional Stock Fund is to provide a capital appreciation. The investment objective of the Victory Established Value Fund is to provide long-term capital growth by investing primarily in common stocks

        The Victory Government Mortgage Fund currently issues one class of shares: Class A shares. The Victory Fund for Income issues two classes of shares: Class A shares and Class G shares. The Victory Ohio Regional Stock Fund issues two classes of shares: Class A shares and Class B shares. The Victory Established Value Fund currently issues one class of shares: Class G shares. The Victory Established Value Fund has filed an amendment to the Trust's registration statement on Form N-1A to register Class A shares. The Trust expects the Class A shares to become effective on January 21, 2000. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

2.      Basis of Combination:

        The Agreement and Plan of Reorganization and Termination provides that at the time the reorganization becomes effective (the "Effective Time of the Reorganization"), all assets and liabilities will be transferred such that at and after the Effective Time of Reorganization, the assets and liabilities of the Victory Government Mortgage Fund will become the assets and liabilities of the Victory Fund for Income, and the assets and liabilities of the Victory Ohio Regional Stock Fund will become the assets and liabilities of the Victory Established Value Fund

        The unaudited Pro Forma combining Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments reflect the accounts of the Victory Government Mortgage Fund and Victory Fund for Income as if the proposed reorganization occurred as of and for the ten months ended October 31, 1999, and of the Victory Ohio Regional Stock Fund

                             The Victory Portfolios
                    Notes to Pro Forma Financial Statements - Continued
                                October 31, 1999
                                   (Unaudited)

and Victory Established Value Fund as if the proposed reorganization occurred as of and for the seven months ended October 31, 1999. The accompanying statements give effect to the proposed transfer described below and have been derived from the books and records of the Funds utilized in calculating daily net asset value at October 31, 1999.

        For accounting purposes, the historical basis of assets and liabilities of the Victory Fund for Income and the Victory Established Value Fund will survive this reorganization. Those Victory Funds for which the basis of assets and liabilities will survive the reorganization are hereafter referred to as the "Survivor Funds," and the Survivor Funds will continue as separate investment portfolios of the Trust. The Victory Government Mortgage Fund and the Victory Ohio Regional Stock Fund are hereafter referred to as the "non-Survivor Funds". The Survivor Funds, at the Effective Time of the Reorganization, will issue additional Class A shares for the net assets of each non-Survivor Fund in connection with the reorganization.

        In exchange for the transfer of assets and liabilities, the Trust will issue to the non-Survivor Funds full and fractional Class A shares of the corresponding Survivor Funds, and the non-Survivor Funds will make a liquidating distribution of such Class A shares to its shareholders. The number of Class A shares of the Survivor Funds so issued will be equal in value to the full and fractional shares of the non-Survivor Funds that are outstanding immediately prior to the Effective Time of the Reorganization. At and after the Effective Time of the Reorganization, all debts, liabilities and obligations of the non-Survivor Funds will attach to the Survivor Funds and may thereafter be enforced against the Survivor Funds to the same extent as if they had been incurred by it.

        Under generally accepted accounting principles, the Survivor Funds' basis, for purposes of determining net asset value, of the assets and liabilities of the non-Survivor Funds will be the fair market value of such assets and liabilities on the closing date of the transaction. The Trust and, accordingly, the Survivor Funds, will recognize no gain or loss for federal tax purposes on its issuance of Class A shares in the reorganization.

        The accompanying pro forma financial statements represent the Survivor Funds, and reflect the combined results of operations of the four Victory Funds. However, should such reorganization be effected, the statements of operations of the Survivor Funds will not be restated for pre-combination period results of the corresponding non-Survivor Funds. The Pro Forma combining Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments should be read in conjunction with the historical financial statements of the Victory Funds.

                             The Victory Portfolios
               Notes to Pro Forma Financial Statements - Continued
                                October 31, 1999
                                   (Unaudited)

        Expenses:

        Key Asset Management Inc. ("KAM"), a subsidiary of KeyCorp, serves as the investment adviser to the Trust. Affiliates of KAM and other financial institutions serve as shareholder servicing agents for the Trust. BISYS Fund Services Ohio, Inc. ("BISYS") and BISYS Fund Services Limited Partnership, each an indirect, wholly-owned subsidiary of The BISYS Group, Inc., serve as the administrator and distributor, respectively, for the Trust. BISYS also serves as mutual fund accountant for the Trust.


        Under the terms of the investment advisory agreement, KAM is entitled to receive fees computed at the annual rate of 0.50%, 0.50% and 0.75% of average net assets of the Victory Government Mortgage Fund, the Victory Fund for Income and the Victory Ohio Regional Stock Fund, respectively. For the Victory Established Value Fund, KAM is entitled to receive fees computed at the annual rate of 0.65% of average net assets up to $100 million, 0.55% of average net assets between $100 million and $200 million and 0.45% of average net assets over $200 million. Such fees, net of voluntary fee waivers as applicable, are accrued daily and paid monthly. For the periods ended October 31, 1999, total KAM investment advisory fees incurred by the Victory Funds, and advisory fees waived, were as follows:

                                            Total Fees        Waiver
                                            ----------        ------

Victory Government Mortgage Fund            $  428,000     $   76,000
Victory Fund for Income                        827,000        264,000
Victory Ohio Regional Stock Fund               133,000         12,000
Victory Established Value Fund               1,471,000        419,000

        Under the terms of the administration agreement, BISYS' fees are computed at the annual rate of 0.15% of each Victory Funds' average daily net assets of $300 million and less, 0.12% of each Victory Funds' average daily net assets between $300 million and $600 million and 0.10% of each Victory Funds' average daily net assets greater than $600 million. For the periods ended October 31, 1999, BISYS' fees, and amounts waived, were as follows:

                                            Total Fees
                                            ----------

Victory Government Mortgage Fund            $  128,000
Victory Fund for Income                        206,000
Victory Ohio Regional Stock Fund                27,000
Victory Established Value Fund                 391,000

                             The Victory Portfolios
               Notes to Pro Forma Financial Statements - Continued
                                October 31, 1999
                                   (Unaudited)

Pro Forma Adjustments and Pro Forma Combined Columns

        The pro forma adjustments and pro forma combined columns of the statements of operations reflect the adjustments necessary to show expenses at the contractual rates that would have been in effect if the non-Survivor Funds were included in the Survivor Funds for the periods ended October 31, 1999. The investment advisory fees and, for Class A shares, the shareholder service fees, and for Class G shares, the 12b-1 fees, as applicable, disclosed in the pro forma combined column are calculated at the rates in effect for the Survivor Funds based upon the combined net assets of the Victory Funds.

        The pro forma schedules of portfolio investments give effect to the proposed transfer of such assets as if the reorganization had occurred at October 31, 1999.

        The pro forma combined accumulated undistributed net realized gains (losses) from investment transactions in the accompanying statements of assets and liabilities may include amounts identified as capital loss carryforwards as of each Funds' most recent fiscal year end date prior to the Effective Date of the Reorganization. The following Funds have capital loss carryforwards for Federal income tax purposes as of October 31, 1999 of approximately (amounts in thousands):
                                            Amount                  Expires
                                            ------                  -------
        Fund for Income                     $   585                  2001
        Fund for Income                       5,491                  2002
        Fund for Income                         864                  2003
        Fund for Income                          62                  2004
        Fund for Income                         606                  2007
        Government Mortgage Fund                698                  2002
        Government Mortgage Fund                109                  2005
        Government Mortgage Fund              2,523                  2007

Utilization of capital loss carryforwards of the Victory Government Mortgage Fund subsequent to the Effective Date of the Reorganization may be limited under the provisions of the Internal Revenue Code of 1986, as amended.

3.      Portfolio Valuation, Securities Transactions and Related Income:

        Investments in common and preferred stocks, corporate bonds, commercial paper, municipal and foreign government bonds, U.S. government securities and securities of U.S. government agencies are valued at their market values determined on the basis of the latest

                             The Victory Portfolios
               Notes to Pro Forma Financial Statements - Continued
                                October 31, 1999
                                   (Unaudited)

available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded on or the basis of valuation procedures approved by the Board of Trustees of the Trust. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

        Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

4.      Capital Shares:

        In connection with the reorganization, the Survivor Funds, each a separate investment portfolio of the Trust, will each issue additional Class A shares.

        The pro forma net asset values per share assume the impact of any required corporate actions relating to shares of the Trust that would have occurred at October 31, 1999 in connection with the proposed reorganization of the non-Survivor Funds into the Survivor Funds as described above. The pro forma number of shares outstanding consists of the following:

                                                Additional
                                Shares         Shares Issued       Pro forma
                             Outstanding at        in the          Shares at
                            October 31, 1999   Reorganization   October 31, 1999
                                (000)             (000)              (000)
                                -----             -----              -----

Victory Fund for Income         18,201            7,765               25,966
Victory Established Value
Fund                            13,678              707               14,385

                             THE VICTORY PORTFOLIOS
                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

         The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 57 to the Registrant's Registration
Statement on Form N-1A as filed December 14, 1999, accession number 0000922423-99-001480.

ITEM 16.  Exhibits.

(1)            Certificate of Trust.(1)

(2)(a)         Delaware Trust Instrument dated December 6, 1995, as amended.(2)

   (b) Schedule A to Trust Instrument dated December 6, 1995, as amended August 17, 1999.(3)

(3)            Not applicable.

(4) Form of Agreement and Plan of Reorganization and Termination between Registrant, on behalf of the Government Mortgage Fund and Ohio Regional Stock Fund; and Fund for Income and Established Value Fund.

(5)            Bylaws, Amended and Restated as of August 28, 1998.(4)

(6)(a) Investment Advisory Agreement dated as of March 1, 1997, between Registrant and Key Asset Management Inc. ("KAM"), with Schedule A amended as of March 1, 1997, March 2, 1998, and May 29, 1998.(5)

----------

(1) Filed as an Exhibit to Post Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.

(2)            Filed  as  an  Exhibit  to  Post-Effective  Amendment  No.  36 to
               Registrant's Registration Statement on Form N-1A filed electronically on February 26, 1998, accession number 000922423-98-000264.

(3)            Filed  as  an  Exhibit  to  Post-Effective  Amendment  No.  54 to
               Registrant's Registration Statement on Form N-1A filed electronically on October 15, 1999, accession number 000922423-99-001196.

(4)            Filed  as  an  Exhibit  to  Post-Effective  Amendment  No.  44 to
               Registrant's Registration Statement on Form N-1A filed electronically on November 19, 1998, accession number 0000922423-98-001315.

(5) Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.

   (b) Schedule A to Investment Advisory Agreement dated as of March 1, 1997, as revised December 11, 1998.(3)

   (c) Investment Advisory Agreement dated March 1, 1997, between Registrant and KAM regarding Lakefront Fund and Real Estate Investment Fund.(6)

   (d) Schedule A to the Investment Advisory Agreement between Registrant and KAM regarding the Lakefront Fund and Real Estate Investment Fund, as amended December 11 1998, to include the Gradison Government Reserves Fund and Established Value Fund, as revised December 11, 1998.(3)

   (e)         Investment   Advisory   Agreement  dated  June  1  1998,  between
               Registrant and KAM regarding the International Growth Fund.(5)

   (f) Investment Sub-Advisory Agreement dated March 1, 1997, between KAM and Lakefront Capital Investors, Inc. regarding the Lakefront Fund.(6)

   (g) Portfolio Management Agreement dated June 1, 1998, between Registrant, KAM and Indocam International Investment Services, S.A. regarding the International Growth Fund.(7)

(7)(a) Distribution Agreement dated June 1, 1996, between Registrant and BISYS Fund Services Limited Partnership, with Schedule I amended as of March 2, 1998, and May 29, 1998.(5)

   (b)         Schedule I to the Distribution  Agreement,  as revised August 17,
               1999.(3)

(8)            Not applicable.

(9)(a) Amended and Restated Mutual Fund Custody Agreement dated August 1, 1996, between Registrant and Key Trust of Ohio, Inc., with Schedule A revised as of March 1998, and May 29, 1998, and Attachment B revised as of March 2, 1998.(5)

   (b) Schedule A to the Mutual Fund Custody Agreement, as revised August 17, 1999.(3)

   (c) Schedule I to the Amended and Restated Custody agreement dated August 1, 1996, between the Victory Portfolios and Key Trust Company of Ohio, Inc. amended as of December 11, 1998.(8)

   (d) Custody Agreement dated May 31, 1996, between Morgan Stanley Trust Company and Key Trust Company of Ohio.(7)

(10)(a) Amended and Restated Rule 18f-3 Multi-Class Plan as of December 1, 1999.(9)

----------

(6)            Filed  as  an  Exhibit  to  Post-Effective  Amendment  No.  34 to
               Registrant's Registration Statement on Form N-1A filed electronically on December 12, 1997, accession number 0000922423-97-001015.

(7) Filed as an Exhibit to Post-Effective No. 30 to Registrant's Registration Statement on Form N-1A filed electronically on June 12, 1998, accession number 0000922423-96-000344.

   (b) Shareholder Servicing Plan dated June 5, 1995, with Schedule I amended as of March 1, 1997, March 2, 1998, and May 29, 1998.(5)

   (c) Schedule I to the Shareholder Servicing Plan, dated June 5, 1995, as revised August 17, 1999.(3)

   (d)         Form of Shareholder Servicing Agreement.(1)

   (e) Distribution Plan dated June 5, 1995, for Class B Shares of Registrant with Schedule I amended as of February 1, 1996.(8)

   (f) Distribution and Service Plan dated June 5, 1995, for the Class A Shares of Registrant with Schedule I amended as of February 19, 1997, March 2, 1998, and May 29, 1998.(5)

   (g) Schedule I to the Distribution and Service Plan dated December 11, 1998, as revised August 17, 1999.(3)

   (h) Distribution and Service Plan dated December 11, 1998, for Class G Shares of Registrant.(8)

   (i) Schedule A to Distribution and Service Plan dated December 11, 1998, for Class G shares of Registrant, as revised August 17, 1999, to be filed by amendment.

(11)(a) Opinions and Consent of Kramer Levin Naftalis & Frankel LLP ("Kramer Levin"), relating to the Government Mortgage Fund and Ohio Regional Stock Fund; and Fund for Income and Established Value Fund, dated ______, 2000, to be filed by amendment.

    (b) Opinion of Morris, Nichols, Arsht & Tunnell, Delaware counsel to Registrant, relating to the Government Mortgage Fund and Ohio Regional Stock Fund; and Fund for Income and Established Value Fund, dated ____________, 2000, to be filed by amendment.

(12) Tax Opinion of Kramer Levin Naftalis & Frankel LLP relating to the Government Mortgage Fund and Ohio Regional Stock Fund; and Fund for Income and Established Value Fund, dated _______, 2000, to be filed by amendment.

(13)(a)        Administration   Agreement   dated   October  1,  1999,   between
               Registrant and BISYS.(3)

    (b) Sub-Administration Agreement dated October 1, 1999, between BISYS and KAM.(3)

    (c)        Administration   Agreement   dated   October  1,  1997,   between
               Registrant and BISYS, with Schedule II-B amended as of March 2, 1998.(5)

----------

(8) Filed as an Exhibit to Post-Effective No.51 to Registrant's Registration Statement on Form N-1A filed electronically on June 17, 1999, accession number 0000922423-99-000795.

(9)            Filed  as  an  Exhibit  to  Post-Effective  Amendment  No. 58  to
               Registrant's   Registration   Statement   on  Form   N-1A   filed
               electronically   on   December 30,   1999,   accession   number
               0000922423-99-001542.

    (d) Schedule I to the Administration Agreement, as revised December 11, 1998.(7)

    (e)        Sub-Administration Agreement dated October 1, 1997, between BISYS
               Fund  Services  Limited  Partnership   ("BISYS")  and  KAM,  with
               Schedule A amended as of March 2, 1998, and May 29, 1998.(5)

    (f) Transfer Agency and Service Agreement dated July 12, 1996, between Registrant and State Street Bank and Trust Company, with Schedule A revised as of August 1, 1996, March 2, 1998, and May 29, 1998.(5)

    (g) Schedule A to the Transfer Agency and Service Agreement, as revised August 17, 1999.(3)

    (h) Fund Accounting Agreement dated June 1, 1999, between Registrant and BISYS Fund Services Ohio, Inc.(7)

    (i) Fund Accounting Agreement dated May 31, 1995, between Registrant and BISYS Fund Services Ohio, Inc., with Amended Schedule A as of February 19, 1997, March 2, 1998, and May 29, 1998, and Schedule B as of March 2, 1998.(5)

    (j)        Form of Broker-Dealer Agreement.(10)

(14)(a)        Consent of Kramer Levin Naftalis &Frankel LLP.

(14)(b)        Consent of PriceWaterhouseCoopers LLP

(15)           Not Applicable.


(16)(a)        Powers of Attorney of Roger Noall and Frank A. Weil.(11)

    (b) Powers of Attorney of Leigh A. Wilson, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, H. Patrick Swygert and Eugene J. McDonald.(2)

(17)           Form of Proxy Cards.

Item 17.  Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

----------


(10) Filed as an Exhibit to Post-Effective No. 27 to Registrant's Registration Statement on Form N-1A filed electronically on January 31, 1996, accession number 0000922423-96-000047.

(11)           Filed  as an  Exhibit  to  Pre-Effective  No.  2 to  Registrant's
               Registration Statement on For N-14 filed electronically on February 3, 1998, accession number 0000922423-98-000095.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of December, 1999.


                                             The Victory Portfolios
                                             (Registrant)

                                              By:/s/ Leigh A. Wilson
                                              ------------------------------
                                               Leigh A. Wilson
                                               President and Trustee

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
     Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Name                          Title                                 Date
----                          -----                                 ----

/s/ Roger Noall               Chairman of the Board          January 7, 2000
------------------------       and Trustee
    Roger Noall

/s/ Leigh A. Wilson           Trustee                        January 7, 2000
------------------------
    Leigh A. Wilson

/s/ Joel B. Engle             Treasurer                      January 7, 2000
------------------------
    Joel B. Engle

/s/ Harry Gazelle*            Trustee                        January 7, 2000
------------------------
    Harry Gazelle

/s/ Thomas F. Morrissey*      Trustee                        January 7, 2000
------------------------
    Thomas F. Morrissey

/s/ H. Patrick Swygert*       Trustee                        January 7, 2000
------------------------
    H. Patrick Swygert

/s/ Frank A. Weil*            Trustee                        January 7, 2000
------------------------
    Frank A. Weil

/s/ Eugene J. McDonald*       Trustee                        January 7, 2000
------------------------
    Eugene J. McDonald


*By:  /s/ Carl Frischling
      ---------------------------
      Carl Frischling
      Attorney-in-Fact

                             THE VICTORY PORTFOLIOS

                                INDEX TO EXHIBITS

Exhibit Number

Ex-99.B4 Form of Agreement and Plan of Reorganization and Termination between Registrant, on behalf of the Government Mortgage Fund and Ohio Regional Stock Fund; and Fund for Income and Established Value Fund.

Ex-99.B14(a)   Consent of Kramer Levin Naftalis & Frankel LLP.

Ex-99.B14(b)   Consent of PricewaterhouseCoopers LLP.

Ex-99.B17      Form of Proxy Cards.